                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12

                         WATKINS-JOHNSON COMPANY
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/X/        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                            WATKINS-JOHNSON COMPANY
                              3333 HILLVIEW AVENUE
                             STANFORD RESEARCH PARK
                          PALO ALTO, CALIFORNIA 94304

             H. RICHARD JOHNSON                            W. KEITH KENNEDY, JR.
                VICE CHAIRMAN                               PRESIDENT AND CHIEF
                                                             EXECUTIVE OFFICER

                               December 15, 1999

Dear Shareowner:

    We are pleased to invite you to attend a special meeting of the shareowners of Watkins-Johnson Company to be held on January 14, 2000 at 8:00 a.m., Pacific time. The special meeting will be held at our main office (please see the address at the top of this page).

    THIS IS THE FIRST OF TWO SPECIAL MEETINGS WE ARE HOLDING WITHIN A FEW WEEKS OF EACH OTHER. AT EACH MEETING, YOU WILL BE ASKED TO VOTE ON A DIFFERENT TRANSACTION. AT THE FIRST MEETING (WHICH IS THE ONE TO WHICH THE ENCLOSED PROXY STATEMENT RELATES), YOU ARE BEING ASKED TO VOTE ON THE PROPOSED SALE OF OUR TELECOMMUNICATIONS GROUP. AT THE SECOND MEETING (FOR WHICH YOU WILL RECEIVE A DIFFERENT PROXY STATEMENT) YOU WILL BE ASKED TO VOTE ON A PROPOSED RECAPITALIZATION MERGER INVOLVING THE REST OF THE COMPANY, AS INDICATED BELOW. TO HELP YOU VOTE AT EACH OF THE TWO MEETINGS, WE ARE USING DIFFERENT COLORED PROXY CARDS. THE PROXY CARD FOR THIS FIRST MEETING IS WHITE. WHEN YOU RECEIVE THE SECOND PROXY STATEMENT AND BLUE PROXY CARD, PLEASE REMEMBER THAT THEY ARE NOT DUPLICATES OF THE ONES ENCLOSED WITH THIS LETTER; THEY WILL RELATE TO A DIFFERENT MEETING AND A DIFFERENT TRANSACTION.

    IT IS VERY IMPORTANT THAT YOU READ THIS PROXY STATEMENT BEFORE DECIDING HOW TO VOTE AT THIS MEETING AND THAT YOU USE THE WHITE PROXY CARD TO VOTE AT THIS MEETING.

    At this first special meeting, shareowners will vote on the proposed sale of substantially all the assets of WJ's Telecommunications Group to

BAe Aerospace Electronic Systems Inc. In this transaction, WJ will receive from BAe Aerospace an estimated cash purchase price of $57.9 million, subject to adjustment, and BAe Aerospace will assume certain related liabilities of WJ. We are referring to this transaction as the "Telecommunications Group Sale" and the proposal to be submitted to shareowners at the special meeting as the "Telecommunications Group Sale Proposal."

    BAe Aerospace develops and manufactures electronic systems and subsystems. It is part of the aerospace sector of BAe North America, which is a leading international aerospace, defense electronics and information systems company.

    BAe North America is part of BAe Electronic Systems, which was owned by The General Electric Company, p.l.c., a large UK public company, until last month and was called Marconi North America. Last month, Marconi Electronic Systems merged with British Aerospace p.l.c. (generally known as "BAe"), another large UK public company, which is in the defense and commercial aerospace businesses. As a result of that merger, The General Electric Company has become a subsidiary of a new UK public company called Marconi plc and all of the former Marconi entities that were part of Marconi Electronic Systems are in the process of replacing the word "Marconi" in their names with the abbreviation "BAe" to denote the new ownership. That is how we generally refer to them in the enclosed proxy statement regardless of the period of time we are discussing when we use their new names. The Marconi Electronic Systems/British Aerospace merger, which was pending when the WJ Board approved the Telecommunications Group Sale, has not affected our transaction with BAe Aerospace as far as WJ and its shareowners are concerned.

    YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TELECOMMUNICATIONS GROUP SALE PROPOSAL AT THIS FIRST SPECIAL MEETING.

    The accompanying proxy statement describes the Telecommunications Group Sale Proposal, including:

    - the background to the Telecommunications Group Sale;

    - the Board's reasons for recommending that you vote "FOR" the Telecommunications Group Sale Proposal;

    - the conditions to completing the proposed transaction;

    - some risks you should consider in connection with the proposed transaction; and

    - other important information regarding the proposed transaction.

    The proxy statement also includes an opinion dated August 17, 1999 of our financial advisor, CIBC World Markets Corp., to the effect that, as of that date and subject to the matters described in the opinion, the estimated cash consideration of $57.9 million to be received by WJ in the Telecommunications Group Sale was fair, from a financial point of view, to WJ.

    On October 25, 1999, WJ signed a merger agreement with a corporation formed by a private investment fund managed by Fox Paine & Company, LLC. If the merger provided for in that agreement is completed, each non-dissenting WJ common share will be exchanged for $41.125 in cash. However, the merger is subject to a number of conditions, including approval of the WJ shareowners and completion of the Telecommunications Group Sale. You are NOT being asked to vote on that transaction at the special meeting to which this proxy statement relates and the Telecommunications Group Sale is NOT dependent on the completion of that transaction. As indicated above, in the near future we plan to mail to you a SEPARATE proxy statement and a BLUE proxy card relating to a second special meeting at which you will be asked to vote on the merger transaction.

    Dean A. Watkins, WJ's Chairman and co-founder, participated in the WJ Board's decision to approve and recommend the Telecommunications Group Sale. However, he did not participate in the Board's decision, two months later, to approve the Fox Paine merger referred to above because a family trust of which he is a co-trustee and beneficiary has agreed to remain a minority shareowner of WJ, unlike other shareowners, if that merger is completed. Since the completion of that merger is conditioned on the completion of the Telecommunications Group Sale, for the first time since WJ became a public company 36 years ago you do not see Dr. Watkins' name on a letter to our shareowners.

    YOUR VOTE IS IMPORTANT. BY USING THE ENCLOSED WHITE PROXY CARD TO VOTE YOUR SHARES, YOU WILL ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING IF YOU DO NOT ATTEND IN PERSON. WHETHER OR NOT YOU PLAN TO

ATTEND THE SPECIAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. YOUR FAILURE TO RETURN THE ENCLOSED PROXY CARD WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE TELECOMMUNICATIONS GROUP SALE UNLESS YOU VOTE IN PERSON AT THE SPECIAL MEETING.

    If you have any questions or require any assistance, please feel free to contact MacKenzie Partners, Inc., which has been retained by WJ to assist in the proxy solicitation process. You can telephone MacKenzie Partners toll-free at
(800) 322-2885.

                                   Sincerely yours,

                                           /s/ H. Richard Johnson

                                          H. Richard Johnson

                                          /s/ W. Keith Kennedy, Jr.

                                          W. Keith Kennedy, Jr.

----------------------------------------------------------------------

 IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE COMPLETING YOUR PROXY CARD PLEASE
                                     CALL:
                            MACKENZIE PARTNERS, INC.
                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                          (212)929-5500 (CALL COLLECT)
                                       OR
                          CALL TOLL-FREE (800)322-2855
----------------------------------------------------------------------

                                     [LOGO]

                            WATKINS-JOHNSON COMPANY
                              3333 HILLVIEW AVENUE
                             STANFORD RESEARCH PARK
                          PALO ALTO, CALIFORNIA 94304
                                 (650) 493-4141

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREOWNERS

                             ---------------------

TO THE SHAREOWNERS:

    A special meeting of the shareowners of Watkins-Johnson Company ("WJ") will be held on January 14, 2000 at 8:00 a.m., Pacific time, at WJ's main office (please see the address at the top of this page), for the following purposes:

    - To consider and vote on a single proposal (the "Telecommunications Group Sale Proposal") to approve and adopt both the "Telecommunications Group Sale Agreement" and the "Telecommunications Group Sale," as those two terms are defined below:

       -- "TELECOMMUNICATIONS GROUP SALE AGREEMENT" means an Amended and
          Restated Purchase Agreement dated as of August 18, 1999 between WJ and Tracor, Inc., (with BAe Aerospace Electronic Systems Inc. as assignee of Tracor's rights and obligations) providing for the Telecommunications Group Sale.

       -- "TELECOMMUNICATIONS GROUP SALE" means the sale of substantially all of the assets of WJ's Telecommunications Group to BAe Aerospace for an estimated purchase price of $57.9 million, subject to adjustment, and BAe Aerospace's assumption of certain related liabilities of WJ, on the terms contained in the Telecommunications Group Sale Agreement.

    - To transact such other business as may properly come before the special meeting or any adjournments or postponements, including, if submitted, a motion to adjourn the special meeting to another time or place for the purpose of soliciting additional proxies.

    The Telecommunications Group Sale Proposal is more fully described in the proxy statement accompanying this notice. The proxy statement includes (as Appendix A) a copy of the Telecommunications Group Sale Agreement.

    WJ'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREOWNERS VOTE "FOR" THE TELECOMMUNICATIONS GROUP SALE PROPOSAL.

    Only shareowners of record at the close of business on December 3, 1999 will be entitled to notice of and to vote at the special meeting and any adjournments or postponements of the meeting. The special meeting is subject to adjournment from time to time as the shareowners present in person or by proxy may determine.

    The affirmative vote of the holders of at least a majority of the outstanding shares of WJ common stock is necessary to approve the Telecommunications Group Sale Proposal.

    If you sign and send back the accompanying WHITE proxy card with no contrary instructions, your shares will be voted at the special meeting "FOR" the Telecommunications Group Sale Proposal and in the discretion of the proxy holders named in the proxy card on any other business that may properly come before the special meeting and any postponements and adjournments of the meeting, including, if submitted, a motion to adjourn the special meeting to another time or place for the purpose of soliciting additional proxies in favor of the Telecommunications Group Sale Proposal. (If you vote any of your shares against the Telecommunications Group Sale Proposal, those shares will not be voted in favor of any adjournment motion submitted for that purpose.) If you attend the special meeting, you may withdraw your proxy and vote in person.

    Regardless of their vote, shareowners will have no right to seek appraisal of their shares in connection with the Telecommunications Group Sale.

    We appreciate your giving this matter your prompt attention.

                                          By Order of the Board of Directors

                                          /s/ Claudia D. Kelly

                                          Claudia D. Kelly,
                                          SECRETARY

Palo Alto, California
December 15, 1999

    PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. OTHERWISE, UNLESS YOU ATTEND THE SPECIAL MEETING IN PERSON, YOUR SHARES WILL NOT BE VOTED IN FAVOR OF THE TELECOMMUNICATIONS GROUP SALE PROPOSAL AND THIS WILL HAVE THE SAME EFFECT AS A "NO" VOTE.

                            WATKINS-JOHNSON COMPANY
                              3333 HILLVIEW AVENUE
                             STANFORD RESEARCH PARK
                          PALO ALTO, CALIFORNIA 94304

                            ------------------------

                                PROXY STATEMENT
                         SPECIAL MEETING OF SHAREOWNERS
                         TO BE HELD ON JANUARY 14, 2000

                            ------------------------

                              GENERAL INFORMATION

    WJ's Board of Directors is furnishing this proxy statement to the WJ shareowners in connection with a special meeting to be held on January 14, 2000 at 8:00 a.m., Pacific time, at WJ's main office (please see the address at the top of this page). WJ's Board is soliciting the accompanying WHITE proxy, which is to be voted at the special meeting and any adjournments or postponements of the meeting.

    At the special meeting, WJ's shareowners will vote on the Telecommunications Group Sale Proposal.

    THE WJ BOARD:

    - HAS APPROVED THE TELECOMMUNICATIONS GROUP SALE;

    - HAS DETERMINED THAT THE TELECOMMUNICATIONS GROUP SALE IS FAIR TO, AND IN THE BEST INTERESTS OF, WJ AND ITS SHAREOWNERS; AND

    - RECOMMENDS THAT SHAREOWNERS VOTE "FOR" THE TELECOMMUNICATIONS GROUP SALE PROPOSAL.

    WJ has not authorized any person to give any information or to make any statements about the Telecommunications Group Sale Proposal other than those contained in, or incorporated by reference into, this proxy statement. Neither shareowners nor others should rely on any other information or statements as being authorized by WJ.

    The delivery of this proxy statement does not, under any circumstances, constitute a statement about WJ's affairs after the date of this proxy statement nor that the included or incorporated information is correct as of any time after the date of this proxy statement. If any change occurs in that information prior to the date of the special meeting and WJ determines that, under applicable law, the change is material to shareowners in connection with their consideration and vote on the Telecommunications Group Sale Proposal, WJ will either report the change in a filing with the Securities and Exchange Commission (see "WHERE YOU CAN FIND MORE INFORMATION ABOUT WJ" on page 74) or supplement this proxy statement, as it determines appropriate under the circumstances. Otherwise, WJ undertakes no obligation to update any of that information.

    The mailing address for WJ's executive offices is 3333 Hillview Avenue, Palo Alto, California 94304.

    The approximate date on which this proxy statement and the accompanying proxy card were first mailed to shareowners is December 15, 1999.

    The date of this proxy statement is December 15, 1999.

                               KEY DEFINED TERMS

    In this proxy statement:

    - "WJ" means Watkins-Johnson Company, a California corporation;

    - "TELECOMMUNICATIONS GROUP" means WJ's Telecommunications Group, an unincorporated operating division of WJ;

    - "TELECOMMUNICATIONS GROUP BUSINESS" means designing, manufacturing and servicing processes and related equipment with applications in government intelligence, signal surveillance and military communications;

    - "TELECOMMUNICATIONS GROUP SALE" means WJ's sale of substantially all of the Telecommunications Group's assets to BAe Aerospace for an estimated cash purchase price of $57.9 million, subject to adjustment, and BAe Aerospace's assumption of certain related liabilities of WJ, all on the terms contained in the Telecommunications Group Sale Agreement;

    - "TELECOMMUNICATIONS GROUP SALE AGREEMENT" means the Amended and Restated Purchase Agreement dated as of August 18, 1999 between WJ and Tracor (with BAe Aerospace as assignee of Tracor's rights and obligations) providing for the Telecommunications Group Sale (a copy is attached to this proxy statement as Appendix A);

    - "TRACOR" means Tracor, Inc., a Delaware corporation and a direct subsidiary of BAe North America;

    - "BAE AEROSPACE" means Marconi Aerospace Electronic Systems Inc., a Pennsylvania corporation which is a direct subsidiary of Tracor and an indirect subsidiary of BAe North America (it is in the process of replacing the word "Marconi" in its name with the abbreviation "BAe" to designate that it became indirectly owned by British Aerospace in late November 1999);

    - "BAE NORTH AMERICA" means Marconi North America, Inc., a Delaware corporation which became an indirect subsidiary of British Aerospace in late November 1999 (before then, it was called Marconi North America and was a subsidiary of The General Electric Company, p.l.c.; it is in the process of replacing "Marconi" in its name with the abbreviation "BAe" to designate its new indirect ownership); and

    - "BRITISH AEROSPACE" means British Aerospace, p.l.c. (generally known as "BAe"), a United Kingdom corporation and the ultimate parent company of BAe North America, Tracor and BAe Aerospace.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
GENERAL INFORMATION.........................................      1

KEY DEFINED TERMS...........................................      1

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS...........      5

QUESTIONS AND ANSWERS ABOUT THE TELECOMMUNICATIONS GROUP
  SALE PROPOSAL.............................................      6

SUMMARY.....................................................      8
  Special Meeting...........................................      8
  Risks of the Telecommunications Group Sale................      8
  Relative Contribution of the Telecommunications Group
    Business................................................      8
  The Telecommunications Group Sale.........................      8
    Background..............................................      8
    Parties.................................................     11
    Estimated Purchase Price................................     13
    Escrow and Indemnification..............................     13
    Principal Conditions....................................     13
    Conduct of the Telecommunications Group Business........     13
    Covenant Not to Compete.................................     13
    Restrictions on Solicitations...........................     14
    Termination.............................................     14
    Fees and Liquidated Damages.............................     15
    Federal Income Tax Consequences.........................     15
    Accounting Treatment....................................     15
  The WJ Board's Reasons and Recommendation.................     15
  Opinion of WJ's Financial Advisor.........................     15
  Interests of WJ Management in the Telecommunications Group
    Sale....................................................     16
  No Dissenters' Rights.....................................     16
  WJ Selected Historical Consolidated Financial and Per
    Share Data..............................................     17
  WJ Selected Pro Forma Financial Data......................     18

RISKS OF THE TELECOMMUNICATIONS GROUP SALE..................     19

SUBSEQUENT EVENT............................................     22

THE SPECIAL MEETING.........................................     24
  Date, Time and Place......................................     24
  Purpose...................................................     24
  Who Can Vote..............................................     24
  How You Can Vote..........................................     24
  Vote Required; Quorum.....................................     24
  Revocation of Proxies.....................................     25
  Solicitation of Proxies; Expenses.........................     25
  No Dissenters' Rights.....................................     25
  Other Matters to be Acted On..............................     25

THE TELECOMMUNICATIONS GROUP SALE...........................     26
  The Telecommunications Group Business Relative to WJ's
    Total Business..........................................     26
  Background of the Telecommunications Group Sale...........     26
  The WJ Board's Reasons and Recommendation.................     33
  Opinion of WJ's Financial Advisor.........................     38

                                                                PAGE
                                                              --------
  Interests of WJ Management in the Telecommunications Group
    Sale....................................................     43
  Regulatory Approvals......................................     44
  Contract Consents.........................................     46
  Financing.................................................     47
  Federal Income Tax Consequences...........................     47
  Accounting Treatment......................................     47
  Certain Projected Financial Information...................     47

THE TELECOMMUNICATIONS GROUP SALE AGREEMENT.................     49
  Parties...................................................     49
  Purchase Price............................................     49
  Included and Excluded Assets..............................     50
  Included and Excluded Liabilities.........................     51
  Closing...................................................     53
  Escrow Fund and Indemnification Obligations...............     53
  Representations and Warranties............................     55
  Conduct of the Telecommunications Group Business..........     56
  Restrictions on Solicitations.............................     57
  Recommendation of the WJ Board............................     58
  Employee Transition Arrangements..........................     59
  Covenant Not to Compete...................................     59
  Access to, and Confidentiality of, Information............     60
  Additional Covenants......................................     60
  Conditions to Closing.....................................     61
  Termination...............................................     63
  Fees, Liquidated Damages and Expenses.....................     65
  Amendments................................................     65

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................     66

PRO FORMA FINANCIAL INFORMATION.............................     67

WHERE YOU CAN FIND MORE INFORMATION ABOUT WJ................     74

APPENDIX A--Telecommunications Group Sale Agreement

APPENDIX B--Opinion of CIBC World Markets Corp. dated
  August 17, 1999

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

    This proxy statement contains and incorporates by reference certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include all statements which are not statements of historical fact (including statements as to "beliefs," "expectations," "anticipations," "intentions" or similar words). Such statements are subject to risks, uncertainties and assumptions, including (but not limited to) those described in the WJ documents incorporated by reference into this proxy statement (see "WHERE YOU CAN FIND MORE INFORMATION ABOUT WJ" on page 74) and in the following sections of this proxy statement:

    - "RISKS OF THE TELECOMMUNICATIONS GROUP SALE" on pages 19 to 21;

    - "THE TELECOMMUNICATIONS GROUP SALE--Background of the Telecommunications Group Sale" on pages 26 to 33;

    - "THE TELECOMMUNICATIONS GROUP SALE--The WJ Board's Reasons and Recommendations" on pages 33 to 38;

    - "THE TELECOMMUNICATIONS GROUP SALE--Federal Income Tax Consequences" on page 47;

    - "THE TELECOMMUNICATIONS GROUP SALE--Certain Projected Financial Information" on pages 47 to 48; and

    - "PRO FORMA FINANCIAL INFORMATION" on pages 67 to 73.

     QUESTIONS AND ANSWERS ABOUT THE TELECOMMUNICATIONS GROUP SALE PROPOSAL

    THE FOLLOWING IS INTENDED TO ANSWER SOME OF THE QUESTIONS WE EXPECT YOU HAVE ABOUT THE TRANSACTION TO BE VOTED ON AT THE SPECIAL MEETING. IT IS NOT INTENDED AS A SUBSTITUTE FOR READING THE ENTIRE PROXY STATEMENT.

1. Q:  WHAT SHOULD I DO NOW?

A: After carefully reviewing this proxy statement, indicate on your WHITE proxy card how you want to vote, and sign and mail it in the enclosed envelope as soon as possible, so that your shares are represented at the special meeting. If you sign and send in your proxy card and do not indicate how you want to vote, your shares will be counted FOR the Telecommunications Group Sale Proposal. If you do not vote at all or you abstain, this will have the same effect as voting your shares against the Telecommunications Group Sale Proposal.

2. Q:  WHEN IS THE SPECIAL MEETING?

A: The special meeting will take place on January 14, 2000 at 8:00 a.m., Pacific time. If you wish, you may attend the special meeting and vote your shares in person rather than signing and mailing your proxy card. If you do not attend the special meeting in person, we must receive your proxy card before the vote is taken in order for your shares to be voted.

3. Q:  WHAT DOES THE WJ BOARD RECOMMEND?

A: WJ'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE TELECOMMUNICATIONS GROUP SALE PROPOSAL.

4. Q:  WHY IS THE WJ BOARD RECOMMENDING THE TELECOMMUNICATIONS GROUP SALE?

A: After deciding to maximize shareowner value by pursuing the sale of the entire company or its component business in late February, and publicly announcing this decision on March 1, 1999, the Board reviewed all the bids received over the next six months. We concluded that the bid from BAe North America (BAe Aerospace's parent company) was the best bid for the Telecommunications Group Business. Additional information regarding the WJ Board's reasons for deciding to pursue the sale process appears on pages 26 to
33. Additional information regarding the WJ Board's reasons for selecting the BAe North America bid appears on pages 33 to 38.

5. Q:  HOW WILL I BENEFIT FROM THE TELECOMMUNICATIONS GROUP SALE?

A: Approximately two months after we signed the Telecommunications Group Sale Agreement, we signed a separate merger agreement with a corporation formed by a private investment fund managed by Fox Paine & Company, LLC. If all the conditions to closing that merger are satisfied and the transaction is completed, you will become entitled to receive $41.125 in cash for each of your WJ shares. You will be receiving a separate proxy statement for another special meeting at which that merger transaction will be voted on. The proceeds from the Telecommunications Group Sale will be used to help finance the merger transaction and the completion of the Telecommunications Group Sale is a condition to the Fox Paine entity's obligation to complete the merger transaction.

    If the merger transaction does not close and, within a reasonable time, we do not find another buyer for the portion of WJ that will remain after the Telecommunications Group Sale (or we decide to stop looking for buyers), we may use some of the cash (including some of the net after-tax proceeds of the Telecommunications Group Sale and the asset sales we completed in 1999) to repurchase a portion (but not all) of the outstanding WJ Shares. However, we have not yet decided on a particular course of action.

    We believe that the Telecommunications Group Sale will ultimately benefit you, whatever happens afterwards, by maximizing the value of the Telecommunications Group Business. Additional information on this matter appears on pages 19 to 20.

6. Q:  WHEN DO YOU EXPECT THE TELECOMMUNICATIONS GROUP SALE TO BE COMPLETED?

A: We are working with BAe Aerospace to complete the Telecommunications Group Sale as quickly as possible. WJ must obtain shareowner approval and other conditions also have to be met, such as government approvals. We hope to complete the transaction as soon as possible after the special meeting.

7. Q:  WHAT ARE THE TAX CONSEQUENCES OF THE TELECOMMUNICATIONS GROUP SALE TO ME?

A: Because all of the purchase price for the Telecommunications Group Business will be paid to WJ and none of it will be distributed to shareowners as part of the Telecommunications Group Sale, the transaction will not have any tax consequences to you.

8. Q: IF MY SHARES ARE HELD IN THE NAME OF MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: You should instruct your broker how you want your shares voted. Without instructions, your broker will not vote your shares on the Telecommunications Group Sale Proposal.

9. Q:  HOW DO I CHANGE MY VOTE?

A: Just complete, date and sign a new WHITE proxy card and mail it to our transfer agent. The new card must arrive before the vote is taken at the special meeting. Alternatively, you may come to the special meeting and vote your shares as you wish, whether or not you have already returned a proxy card. Additional information regarding the procedure for revoking a proxy appears on page 25.

10. Q:  WHOM SHOULD I CALL WITH QUESTIONS?

A: If you have any questions about the Telecommunications Group Sale Proposal, how to vote your shares or any other matter relating to the special meeting, please call MacKenzie Partners, Inc., our proxy solicitors, at (800) 322-2855 (toll-free) or (212) 929-5500 (call collect).

                                    SUMMARY

    The following is a summary of some of the information contained or incorporated by reference into this proxy statement. This summary is not intended to be a complete statement of all material information concerning the Telecommunications Group Sale Proposal and is qualified by the more detailed information contained elsewhere in this proxy statement and the appendices, as well as by the incorporated information. PLEASE READ THE ENTIRE PROXY STATEMENT CAREFULLY.

    ON OCTOBER 25, 1999, WJ ENTERED INTO A MERGER AGREEMENT WITH A CORPORATION FORMED BY A PRIVATE INVESTMENT FUND MANAGED BY FOX PAINE & COMPANY, LLC. SHAREOWNERS ARE NOT BEING ASKED TO VOTE ON THE MERGER TRANSACTION PROVIDED FOR IN THAT AGREEMENT AT THE SPECIAL MEETING TO WHICH THIS PROXY STATEMENT RELATES. IN THE NEAR FUTURE WE WILL SEND YOU A SEPARATE PROXY STATEMENT AND A BLUE PROXY CARD FOR ANOTHER SPECIAL MEETING AT WHICH SHAREOWNERS WILL VOTE ON THE MERGER TRANSACTION. THIS PROXY STATEMENT CONTAINS INFORMATION ABOUT THE TELECOMMUNICATIONS GROUP SALE PROPOSAL BUT NOT THE MERGER TRANSACTION. TO VOTE ON THE TELECOMMUNICATIONS GROUP SALE PROPOSAL AT THIS SPECIAL MEETING, PLEASE USE THE WHITE PROXY CARD. (See "SUBSEQUENT EVENT" on pages 22 to 23.)

                                SPECIAL MEETING

    DATE.  January 14, 2000.

    TIME.  8:00 a.m., Pacific time.

    PLACE. WJ's main office, 3333 Hillview Avenue, Stanford Research Park, Palo Alto, California 94304.

    PURPOSE.  To consider and vote on the Telecommunications Group Sale
Proposal.

    WHO CAN VOTE. Shareholders of record of WJ Common Stock at the close of business on the record date, which was December 3, 1999.

    VOTE REQUIRED. The affirmative vote of the holders of a majority of the shares outstanding at the close of business on the record date is required to approve the Telecommunications Group Sale Proposal. Abstentions, broker non-votes and proxies that are not returned will have the same effect as "no" votes except where the shareowner votes in person at the special meeting. (See "THE SPECIAL MEETING--Vote Required; Quorum" on pages 24 to 25.)

                   RISKS OF THE TELECOMMUNICATIONS GROUP SALE

    In considering whether to approve the Telecommunications Group Sale Proposal, WJ's shareowners should carefully consider the information appearing under the caption "RISKS OF THE TELECOMMUNICATIONS GROUP SALE" on pages 19 to 21.

         RELATIVE CONTRIBUTION OF THE TELECOMMUNICATIONS GROUP BUSINESS

    For the first nine months of fiscal 1999, the Telecommunications Group was responsible for approximately 35% of WJ's revenues and approximately 51% of WJ's profit before interest and taxes. Those percentages have been calculated after eliminating information about WJ's former Semiconductor Equipment Group, which was sold during the third quarter of 1999. (See the diagram on page 10 and "THE TELECOMMUNICATIONS GROUP SALE--The Telecommunications Group Business" on page 26.)

                       THE TELECOMMUNICATIONS GROUP SALE

    BACKGROUND. After many months of discussion and analysis, in late February 1999 the WJ Board decided to pursue the sale of WJ in its entirety or its component businesses in order to maximize shareowner value. This decision was publicly announced on March 1, 1999. Over the next six months, WJ received bids for the entire company, bids for the Telecommunications Group and bids for the entire company exclusive of the Telecommunications Group. After reviewing all these bids, the Board selected the Telecommunications Group Sale as the way to maximize the value of the Telecommunications Group Business and WJ entered into the Telecommunications Group Sale Agreement, a copy of which is attached as Appendix A.

    We have included the diagram on the next page to show WJ's component businesses and unused real estate assets that have been sold since October 1997 and those that are under contract to be sold, subject to shareowner approval and other conditions. We have selected October 1997 as the starting date for the diagram because, that month, we completed a significant divestiture by selling the defense-related portion of our Microwave Products Group as part of a plan to redeploy our assets into our other businesses. We have included the 1999 divestiture of our Semiconductor Equipment Group and sales of certain unused real estate because those transactions were the product of the WJ Board's ongoing strategic refocusing of WJ's business. These were important developments in the background to the Board's February 1999 decision to pursue the sale of the ENTIRE company or ALL of its business components. That process led directly to the Telecommunications Group Sale Agreement.

    (See "THE TELECOMMUNICATIONS GROUP SALE--Background of the
Telecommunications Group Sale" on pages 26 to 33.)

              DIVESTITURES AND DISPOSITIONS SINCE JANUARY 1, 1997

[Diagram showing sales of the Defense-Related Portion of the Microwave Products Group (October 1997),* the Semiconductor Equipment Group's High Density Plasma intellectual property (March 1999),* the rest of the business of that Group (July 1999)* and real estate (various dates from December 1997 through October
1999),* the pending Telecommunications Group Sale** and the pending WJ Merger]**/***

* These transactions were independent of WJ's sale process announced on March 1, 1999 (see the previous page).

** This transaction resulted from WJ's sale process announced on March 1, 1999 (see the previous page).

*** For information concerning the WJ Merger, see "SUBSEQUENT EVENT" on pages 22 to 23.

    PARTIES. The parties to the Telecommunications Group Sale Agreement are WJ and BAe Aerospace. The following information describes BAe Aerospace and related companies:

    - BAE AEROSPACE: a wholly-owned direct subsidiary of Tracor and indirect subsidiary of BAe North America. Headquartered in Lansdale, Pennsylvania, it develops and manufacturers electronic defense systems and subsystems. It is part of the aerospace sector of BAe North America.

    - TRACOR: a wholly-owned direct subsidiary of BAe North America and the original buyer under the Telecommunications Group Sale Agreement. It has assigned its rights and obligations under the Agreement to BAe Aerospace but remains contractually obligated to WJ under the original version of the Agreement. Its core businesses are primarily in the U.S. and in foreign defense electronics, information technology, and systems engineering and integration markets. Its activities largely support U.S. Department of Defense weapons, platforms and systems.

    - BAE NORTH AMERICA: Tracor's direct parent and BAe Aerospace's indirect parent. Headquartered in Rockville, Maryland, it is a leading international aerospace, defense electronics and information systems company. Its various business sectors design, develop, manufacture, sell and support a wide range of advanced products and intelligent electronics systems engineering for government and commercial customers. It has approximately $2.3 billion in annual sales and 17,000 employees. It is part of British Aerospace's BAe Electronic Systems.

    - BRITISH AEROSPACE: a large United Kingdom public company and the United Kingdom's largest exporter, it became the indirect parent company of BAe North America, Tracor and BAe Aerospace on November 29, 1999, when the prior owner of Marconi Electronic Systems (The General Electric Company p.l.c., another large United Kingdom public company) and British Aerospace completed a transaction in which what was then called Marconi Electronic Systems merged with British Aerospace. In addition to the business of BAe Electronic Systems and its subsidiaries, which are now part of its business, British Aerospace has two principal activities. Its defense activities include the design and production of military aircraft and aeronautics, an electronic defense systems and ordinance business, and providing support for aircraft and defense systems. Its commercial aerospace business includes membership in the international consortium that produces the Airbus range of aircraft (for which it designs and produces wings), the production of the RJ series of regional aircraft, and supporting and remarketing commercial aircraft. Except for additional Federal antitrust filing and waiting period requirements that were complied with when it became likely that the Marconi Electronic Systems/British Aerospace merger would close before the Telecommunications Group Sale, these two transactions are independent of each other and the Marconi Electronic Systems/British Aerospace merger has not affected the Telecommunications Group Sale as far as WJ and its shareowners are concerned.

    Throughout this proxy statement we refer to the entities within BAe Electronic Systems that are relevant to the Telecommunications Group Sale by their "BAe" names, not their "Marconi" names, irrespective of the period of time we are discussing when we refer to them. This is because they are in the process of replacing the word "Marconi" in their names with the abbreviation "BAe" to designate that, since late November 1999, they have been indirectly owned by British Aerospace rather than The General Electric Company (which, in turn, has become a subsidiary of a new UK public company called Marconi plc).

    We have included the diagram on the next page to show the ownership chain between BAe Aerospace and British Aerospace.

    (See "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Parties" on page 49.)

                         THE BAe NORTH AMERICA ENTITIES

     [Diagram showing public ownership of British Aerospace, British Aerospace's 100% ownership of BAe North America,* BAe North America's 100% ownership of Tracor, and Tracor's 100% ownership of BAe Aerospace.**]

* Indirectly owned by The General Electric Company until November 29, 1999. It is in the process of replacing "Marconi" with "BAe" in its name.

** Indirectly owned by The General Electric Company until November 29, 1999. It is in the process of replacing "Marconi" with "BAe" in its name.

    ESTIMATED PURCHASE PRICE. $57.9 million in cash, subject to adjustment to reflect changes in the net assets of the Telecommunications Group Business between June 25, 1999 and the closing. (See "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Purchase Price"on page 49.)

    ESCROW AND INDEMNIFICATION. $1 million of the estimated purchase price will be held in an escrow fund for at least 90 days after the closing to cover any potential indemnification claims by BAe Aerospace against WJ. After that, all funds remaining in the escrow account, including interest, that are not required to cover pending claims by BAe Aerospace will be paid to WJ. Some kinds of potential indemnification claims by BAe Aerospace are not limited to the escrow fund, such as claims based on Telecommunications Group Business-related liabilities of WJ not assumed by BAe Aerospace. (See "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Escrow Fund and Indemnification Obligations"on pages 53 to 55.)

    PRINCIPAL CONDITIONS. The obligations of both parties to complete the Telecommunications Group Sale are subject to several conditions, including:

    - WJ shareowner approval of the Telecommunications Group Sale Proposal;

    - absence of any orders, laws or injunctions prohibiting the Telecommunications Group Sale; and

    - receipt of certain material governmental and other authorizations, consents and approvals.

    In addition, each party's obligation to complete the Telecommunications Group Sale is subject to several other conditions, including:

    - the truthfulness (both on August 18, 1999 and at the closing) of the other party's representations and warranties in the Telecommunications Group Sale Agreement;

    - the other party's performance of all of its pre-closing obligations under the Telecommunications Group Sale Agreement; and

    - the signing of the escrow agreement and a cross license agreement covering certain intellectual property shared by the Telecommunications Group Business and WJ's Wireless Products Group.

    (See "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Conditions to Closing" on pages 61 to 63.)

    CONDUCT OF THE TELECOMMUNICATIONS GROUP BUSINESS. Pending the closing of the Telecommunications Group Sale, WJ must:

    - conduct the Telecommunications Group Business in the ordinary course of business consistent with past practice;

    - use commercially reasonable efforts to preserve the business organization of the Telecommunications Group Business and its relationships with customers and suppliers; and

    - refrain from taking certain actions without BAe Aerospace's consent, including selling or encumbering any of the assets to be sold to BAe Aerospace, increasing any compensation or benefits to employees of the Telecommunications Group Business, and committing to certain significant expenditures in the Telecommunications Group Business.

    (See "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Conduct of the Telecommunications Group Business" on pages 56 to 57.)

    COVENANT NOT TO COMPETE. WJ has agreed not to compete with the Telecommunications Group Business for three years following completion of the Telecommunications Group Sale. The covenant contains a number of exceptions, including an exception in the event that WJ is acquired by a third party which is already engaged in a competing business. (See "THE
TELECOMMUNICATIONS GROUP SALE AGREEMENT--Covenant Not to Compete" on pages 59 to 60.)

    RESTRICTIONS ON SOLICITATIONS. Pending the closing of the Telecommunications Group Sale, WJ has agreed not to solicit any other offers or negotiate with other bidders for the sale of the Telecommunications Group Business. WJ is not precluded from selling the rest of WJ or its other assets as long as this does not interfere with the Telecommunications Group Sale. WJ is also not prohibited from informing shareowners of an unsolicited offer for the Telecommunications Group Business but it must give notice of the offer to BAe Aerospace and it may not enter into negotiations with the bidder unless the WJ shareowners have voted on, and failed to approve, the Telecommunications Group Sale Proposal.

    (See "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Restrictions on Solicitations" on pages 57 to 58.)

    TERMINATION. Before the closing, WJ or BAe Aerospace may terminate the Telecommunications Group Sale Agreement:

    - with the written consent of the other party;

    - as a result of any non-appealable governmental action prohibiting the Telecommunications Group Sale;

    - if shareowner approval of the Telecommunications Group Sale Proposal is not received at the special meeting;

    - if the Telecommunications Group Sale does not occur by January 14, 2000 (except that the right to terminate may not be exercised by a party that has willfully failed to perform its obligations under the Telecommunications Group Sale Agreement); or

    - if a representation or warranty is breached and cannot be cured prior to January 14, 2000 (or a later agreed-upon date) or has not been cured within 30 days after a notice of the breach.

       -- One of WJ's representations and warranties would be breached by the occurrence, before the closing, of a "TG Business Material Adverse Effect" as defined by the Telecommunications Group Sale Agreement (See "THE TELECOMMUNICATIONS GROUP SALE--Conditions to Closing--CONDITIONS TO BAE AEROSPACE'S OBLIGATION TO CLOSE" on page 62.)

    In addition, the Telecommunications Group Sale Agreement may be terminated by BAe Aerospace if:

    - WJ violates the restrictions prohibiting solicitation of other bidders for the Telecommunications Group Business;

    - the WJ Board changes its recommendation of the Telecommunications Group Sale Proposal in a manner adverse to BAe Aerospace; or

    - the WJ Board recommends acceptance of, or fails to recommend against, a tender or exchange offer made for at least 25% of WJ's stock on terms that do not permit the Telecommunications Group Sale.

    (See "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Termination" on pages 63 to 64.)

    FEES AND LIQUIDATED DAMAGES. WJ must pay a $2 million termination fee to BAe Aerospace if the Telecommunications Group Sale Agreement is terminated:

    - by BAe Aerospace because the WJ Board changes its recommendation of the Telecommunications Group Sale in a manner adverse to BAe Aerospace;

    - by BAe Aerospace because the WJ Board recommends acceptance of, or fails to recommend against, a tender or exchange offer made for at least 25% of WJ's shares on terms that do not permit the Telecommunications Group Sale; or

    - by either party because the WJ shareowners fail to approve the Telecommunications Group Sale Proposal while a competing publicly announced offer for WJ or the Telecommunications Group Business is pending and WJ executes a definitive agreement to sell the Telecommunications Group Business to another party within 275 days of termination.

    If BAe Aerospace terminates the Telecommunications Group Sale Agreement because WJ has violated the non-solicitation provisions, BAe Aerospace will be entitled to recover liquidated damages of $4 million plus expenses reasonably incurred in connection with the Telecommunications Group Sale Agreement instead of the $2 million termination fee.

    (See "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Fees, Liquidated Damages and Expenses" on page 65.)

    FEDERAL INCOME TAX CONSEQUENCES. In the Telecommunications Group Sale, WJ will recognize gain or loss measured asset-by-asset based on the portion of the purchase price allocable to that asset. Shareowners will not recognize any gain or loss on the Telecommunications Group Sale because BAe Aerospace will pay all of the purchase price for the Telecommunications Group Business to WJ and none of it will be distributed to shareowners as part of the Telecommunications Group Sale. (See "THE TELECOMMUNICATIONS GROUP SALE--Federal Income Tax Consequences" on page 47.)

    ACCOUNTING TREATMENT. WJ expects the Telecommunications Group Business to be reflected in WJ's financial statements as a discontinued operation under Accounting Principles Board Opinion No. 30. (See "PRO FORMA FINANCIAL INFORMATION" on pages 67 to 73.)

                   THE WJ BOARD'S REASONS AND RECOMMENDATION

    On August 17, 1999, the WJ Board unanimously concluded that the Telecommunications Group Sale maximized the value of the Telecommunications Group Business and that the Telecommunications Group Sale was fair to, and in the best interests of, WJ and its shareowners. In arriving at its conclusion, the Board considered several factors discussed under "THE TELECOMMUNICATIONS GROUP SALE--The WJ Board's Reasons and Recommendation" on pages 33 to 38.

                       OPINION OF WJ'S FINANCIAL ADVISOR

    The WJ Board has received an opinion from WJ's financial advisor, CIBC World Markets Corp., as to the fairness, from a financial point of view, to WJ of the estimated cash consideration of $57.9 million to be received by WJ in the Telecommunications Group Sale. The full text of the written opinion of CIBC World Markets dated August 17, 1999 is attached to this proxy statement as Appendix B. We encourage you to read this opinion carefully in its entirety for a description of the assumptions made, matters considered and limitations on the review undertaken. THIS OPINION IS DIRECTED TO THE WJ BOARD AND ADDRESSES ONLY THE ESTIMATED CASH CONSIDERATION TO BE RECEIVED BY WJ AT THE CLOSING AND NOT THE FINAL PURCHASE PRICE THAT WJ WILL RECEIVE UNDER THE PURCHASE PRICE ADJUSTMENT FORMULA IN THE TELECOMMUNICATIONS GROUP SALE AGREEMENT. THIS OPINION DOES NOT ADDRESS ANY OTHER TERMS OF THE TELECOMMUNICATIONS GROUP SALE AGREEMENT OR ANY OTHER ASPECT OF THE TELECOMMUNICATIONS GROUP SALE. THIS OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY

SHAREOWNER AS TO ANY MATTER RELATING TO THE TELECOMMUNICATIONS GROUP SALE. (See "THE TELECOMMUNICATIONS GROUP SALE--Opinion of WJ's Financial Advisor" on pages 38 to 43.)

        INTERESTS OF WJ MANAGEMENT IN THE TELECOMMUNICATIONS GROUP SALE

    When the Telecommunications Group Sale closes, Robert G. Hiller, the President of the Telecommunications Group, will be entitled to receive, under his retention agreement with WJ, certain cash payments to which he would not otherwise have been entitled on account of his services during 1999. WJ estimates that these payments will total approximately $305,000. He does not expect to continue as a Telecommunications Group employee following the closing but he expects to render consulting services to the Telecommunications Group for three months at his current salary. Whether or not he continues to render services to the Telecommunications Group Business in any capacity after the closing, he will continue, for a specified period, to be treated as a WJ employee for purposes of stock option vesting. (See "THE TELECOMMUNICATIONS GROUP SALE--Interests of WJ Management in the Telecommunications Group Sale" on page 43.)

                             NO DISSENTERS' RIGHTS

    Regardless of their vote, WJ shareowners of WJ will have no right to dissent from the Telecommunications Group Sale and seek appraisal of their shares in connection with it.

        WJ SELECTED HISTORICAL CONSOLIDATED FINANCIAL AND PER SHARE DATA

    WJ derived the following selected historical financial data from its audited financial statements for the years 1994 through 1998 and unaudited interim financial statements for the nine months ended September 25, 1998 and September 24, 1999. In the opinion of WJ, this interim information reflects all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial condition for the nine months ended September 25, 1998 and September 24, 1999. Results for interim periods should not be considered indicative of results for any periods or for the year.

    The following information is only a summary and should be read in conjunction with WJ's historical financial statements and notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in WJ's annual reports, quarterly reports and other information on file with the Securities and Exchange Commission and incorporated by reference in this Proxy Statement. See "WHERE YOU CAN FIND MORE INFORMATION ABOUT WJ" on page 74.

                                          NINE MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                       -----------------------   --------------------------------------------------------------
                                        09/24/99     09/25/98       1998         1997         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                                           (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
OPERATING RESULTS:
Sales................................  $   98,311   $   75,910   $  115,219   $  104,817   $   76,683   $   62,123   $   65,794
Net income (loss) from continuing
  operations.........................      12,121   $    3,218        5,080        5,036       (6,335)      (3,184)       3,969

FINANCIAL POSITION:
Working capital**....................  $  116,586   $  109,804   $   83,565   $  128,381   $   41,576   $   41,124   $   36,273
Total assets.........................     211,957      199,676      202,380      300,942      233,139      232,246      192,428
Long-term obligations................       5,868       10,846        8,611       10,534       13,124       16,088       16,574
Shareowners' equity..................  $  156,131   $  145,944   $  133,679   $  220,987   $  195,005   $  191,253   $  149,626

PER SHARE DATA:
Basic average common shares..........   6,576,000    8,122,000    7,737,000    8,258,000    8,265,000    7,938,000    7,425,000
Diluted average common shares........   6,724,000    8,271,000    7,857,000    8,509,000    8,265,000    7,938,000    8,153,000
Basic net income (loss) per share
  from continuing operations.........  $     1.84   $     0.40   $     0.66   $     0.61   $    (0.77)  $    (0.40)  $     0.53
Diluted net income (loss) per share
  from continuing operations.........        1.80         0.39         0.65         0.59        (0.77)       (0.40)        0.49
Dividends per share..................        0.36         0.36         0.48         0.48         0.48         0.48         0.48
Shareowners' equity (book value) per
  share..............................  $    23.56   $    20.13   $    20.42   $    26.75   $    23.41   $    23.54   $    19.75

------------------------------

**Working capital does not include "Net assets of discontinued operations" of the defense-related portion of the Microwave Products Group, divested in 1997, and the Semiconductor Equipment Group, divested in July 1999.

                      WJ SELECTED PRO FORMA FINANCIAL DATA

    WJ derived the following selected pro forma financial information from its unaudited pro forma combined condensed financial statements appearing under the caption "PRO FORMA FINANCIAL INFORMATION" on pages 67 to 73. The table should be read in conjunction with those statements and related notes.

    The pro forma information below under the caption "Operating Results" presents certain effects of the Telecommunications Group Sale on WJ's financial statements assuming the transaction was completed on January 1, 1998. The pro forma information below under the caption "Financial Position" presents certain effects of the transaction on WJ's financial statements assuming the transaction was completed on September 24, 1999. The pro forma adjustments are based on available information and assumptions that WJ believes are reasonable at the time made. The pro forma amounts shown below are not necessarily indicative of
(i) WJ's actual financial position or results of operations if and when the proposed Telecommunications Group Sale is completed or (ii) the actual cash proceeds WJ will realize if the Telecommunications Group Sale is completed.

                                                                    UNAUDITED PRO FORMA AMOUNTS
                                                              ----------------------------------------
                                                                  YEAR ENDED        NINE MONTHS ENDED
                                                              DECEMBER 31, 1998    SEPTEMBER 24, 1999
                                                              ------------------   -------------------
                                                                       (DOLLARS IN THOUSANDS,
                                                                     EXCEPT PER SHARE AMOUNTS)
OPERATING RESULTS:
Sales.......................................................       $  63,568            $  63,740
Income from operations......................................             198                2,821
Net income from continuing operations.......................          14,493               10,290

Basic per share amounts:
Net income from continuing operations.......................            1.87                 1.56

Diluted per share amounts:
Net income from continuing operations.......................       $    1.84            $    1.53

Basic average shares outstanding............................       7,737,000            6,576,000
Diluted average shares outstanding..........................       7,857,000            6,724,000

FINANCIAL POSITION:
Total assets................................................                            $ 246,811
Long-term obligations and debt..............................                                5,868
Total Shareowners' equity...................................                            $ 180,547

                   RISKS OF THE TELECOMMUNICATIONS GROUP SALE

    RISKS ASSOCIATED WITH THE POSSIBILITY THAT THE TELECOMMUNICATIONS GROUP SALE CLOSES BUT WJ DOES NOT COMPLETE A SEPARATE TRANSACTION IN WHICH YOUR SHARES ARE
                                    ACQUIRED

    We have disposed of one of our businesses, as well as other assets, during 1999 and we continue to hold the cash proceeds of those dispositions (see "BACKGROUND OF THE TELECOMMUNICATIONS GROUP SALE" on pages 26 to 33 and "PRO FORMA FINANCIAL INFORMATION" on pages 67 to 73.) We have not distributed any of these proceeds to our shareowners.

    If the Telecommunications Group Sale is completed, BAe Aerospace will pay the cash purchase price for the Telecommunications Group Business to WJ. None of the proceeds will be distributed to our shareowners as part of the transaction.

    Since the Telecommunications Group Sale Agreement was signed, we have entered into a merger agreement (the "WJ Merger Agreement") with FP-WJ Acquisition Corp. ("FP-WJ"), a corporation formed by a private investment fund managed by Fox Paine & Company, LLC. The merger of FP-WJ into WJ provided for in the WJ Merger Agreement (the "WJ Merger") is subject to a number of significant conditions. (See "SUBSEQUENT EVENT" on pages 22 to 23.)

    The Telecommunications Group Sale is NOT conditioned on the completion of the WJ Merger. Consequently, it is possible that the Telecommunications Group Sale will be completed and the WJ Merger will not. If that occurs:

    - We might not be able, within a reasonable time, to find another buyer for the remainder of WJ on terms the WJ Board views as fair to, and in the best interests of, WJ's shareowners; and

    - Alternatively, the WJ Board might conclude that we should not continue to look for another buyer in light of the extensive efforts that we have undertaken since March 1999, when the WJ Board's decision to pursue a sale was first publicly announced.

    This combination of possibilities poses the following risks:

1. IF THE TELECOMMUNICATIONS GROUP SALE IS COMPLETED BUT WE DO NOT COMPLETE A SEPARATE TRANSACTION IN WHICH YOUR SHARES ARE ACQUIRED, IT IS UNCERTAIN WHETHER, OR WHEN, ANY OF THE NET PROCEEDS OF THE TELECOMMUNICATIONS GROUP SALE WILL BE DIRECTLY RECEIVED BY OUR SHAREOWNERS.

    Although we have entered into the WJ Merger Agreement, the completion of the WJ Merger is subject to a number of conditions. You should not assume that these conditions will be met or that the WJ Merger will be completed within a reasonable time after the closing of the Telecommunications Group Sale or at all. Nor should you assume that, if the WJ Merger Agreement is terminated, an alternate transaction in which shareowners will receive cash or liquid securities in exchange for all their WJ shares will be completed, or that WJ will enter into a definitive agreement providing for such a transaction, within a reasonable period of time after the completion of the Telecommunications Group Sale or at all.

    If the WJ Merger Agreement is terminated, either before or after the closing of the Telecommunications Group Sale, and either we are unable to find an alternative buyer for the remainder of WJ on acceptable terms or we decide not to continue looking for a buyer, we may use some of our cash (including some of the net after-tax proceeds of the Telecommunications Group Sale and the other asset sales we completed in 1999) to repurchase a portion (but not all) of the outstanding WJ shares. We do not have any contingent plans for any kind of "going private" transaction in which we would repurchase such a large number of shares from so many shareowners that WJ's shares would no longer be publicly traded. It is very unlikely that the kind of partial stock repurchase we have considered as a possible alternative to the sale of WJ would enable shareowners to sell their entire holdings of WJ shares to WJ in any transaction of that kind.

    We have not decided on any particular course of action if the Telecommunications Group Sale closes but we do not complete a separate transaction in which your shares are acquired. For the reasons stated in 2 below, we would, in that event, have to give serious consideration to how much of our cash should be retained to support the Wireless Products Group, as our only remaining business, as a stand-alone public company.

2. IF THE TELECOMMUNICATIONS GROUP SALE CLOSES BUT THE REMAINDER OF WJ IS NOT SOLD, WE WILL OPERATE THE REMAINING WIRELESS PRODUCTS BUSINESS AS A STAND-ALONE PUBLIC COMPANY. THE COMPANY WOULD FACE OPERATIONAL CHALLENGES AND POTENTIAL MARKET PRICE UNCERTAINTY.

    In order to run the Wireless Products Group as a profitable stand-alone public company, we would have to reduce our expenses (in particular, administrative expenses) in order to reflect the relatively smaller scale of our operations. This could disrupt our business and affect our operating results and financial condition. It is also possible that employees, including key personnel, might choose not to remain with WJ. Moreover, we would face competitive pressures from several competitors in the wireless products business which are larger and have significantly greater financial resources.

    In order to position WJ to address these risks if this situation arises, we might decide to retain a substantial portion of the net proceeds of the Telecommunications Group Sale and the earlier completed divestitures and asset sales as working capital. This would reduce the amount available to buy back outstanding shares if we decided to authorize such a repurchase.

    Investors might become uncertain about WJ's future if we have sold the Telecommunications Group Business without promptly closing the WJ Merger or finding another buyer for the remaining business. Also, if we purchased a portion of the outstanding shares because we were unable to, or decided to stop trying to, sell the rest of the company, WJ's market capitalization would be reduced and this could cause our common stock to lose some of the following it has today among institutional investors. These factors could depress the market price of our stock or subject it to increased volatility.

      RISKS ASSOCIATED WITH THE TERMS OF THE TELECOMMUNICATIONS GROUP SALE

1.  THE POST-CLOSING PRICE ADJUSTMENT FORMULA MAY REDUCE THE AMOUNT WE RECEIVE.

    The estimated purchase price we will receive at the closing of the Telecommunications Group Sale is $57.9 million. However, the purchase price is subject to a post-closing balance sheet-related adjustment. The adjustment formula requires a comparison of the net assets of the Telecommunications Group Business as of the closing date (adjusted in the manner described in "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Purchase Price" on page 49) to its adjusted net assets as of June 24, 1999, the last day of our most recent completed quarter preceding the signing of the Telecommunications Group Sale Agreement (see "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Purchase Price" on page 49).

    On a pro forma basis, applying the price adjustment formula to the unaudited balance sheet of the Telecommunications Group Business as of September 24, 1999, the last day of our most recently completed quarter (and after adjusting that balance sheet in the manner referred to above), if the closing of the Telecommunications Group Sale had occurred on that date the purchase price would have been adjusted upward by $164,000.

    We cannot determine, as of the date of this proxy statement, the effect of applying the price adjustment formula to the adjusted unaudited closing date balance sheet of the Telecommunications Group. The adjusted net assets of the Telecommunications Group Business as of the closing date will be higher or lower than the adjusted net assets as of the earlier date solely because either
(i) the Telecommunications Group's assets have increased, or its liabilities have decreased, since the earlier date, in which case the purchase price will be adjusted upwards, or (ii) the Telecommunications Group's liabilities have increased, or its assets have decreased, since the earlier date, in which event the price will be adjusted downward. In either event, the amount by which the total purchase price we receive exceeds the adjusted net assets of the Telecommunications Group Business will remain constant and that excess will continue to be a substantial proportion of the total purchase price, irrespective of the balance sheet adjustment described above.

2. OUR POST-CLOSING INDEMNIFICATION OBLIGATIONS TO BAe AEROSPACE MAY REDUCE THE AMOUNT WE REALIZE.

    At the closing of the Telecommunications Group Sale, $1 million of the purchase price will be deposited in an escrow fund for at least 90 days to cover WJ's indemnification obligations to BAe Aerospace under the Telecommunications Group Sale Agreement (see "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Escrow Fund and Indemnification Obligations" on pages 53 to 55). These indemnification obligations could postpone, reduce or preclude the delivery of the escrowed funds to us.

    In addition (as described under "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Included and Excluded Liabilities" on pages 51 to 52), BAe Aerospace will not assume a number of our pre-closing Telecommunications Group Business-related liabilities. Our liability to indemnify BAe Aerospace for these non-assumed liabilities will not be limited to the escrow fund. We cannot accurately predict the potential future amount of these non-assumed liabilities, although it could be substantial.

3. THERE ARE CIRCUMSTANCES IN WHICH WE WOULD HAVE TO PAY MARCONI A TERMINATION FEE.

    Under the Telecommunications Group Sale Agreement, there are situations in which WJ would have to pay BAe Aerospace a termination fee of $2 million in the event the Telecommunications Group Sale Agreement was terminated (see "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Fees, Liquidated Damages and Expenses" on page 65).

    In one of those situations (I.E., where the WJ Board found it was necessary to change its recommendation of the Telecommunications Group Sale Proposal), we would not necessarily have another buyer for the Telecommunications Group Business to help fund the payment. In the other situation (I.E., where shareowners do not approve the Telecommunications Group Sale Proposal at the special meeting, a publicly-announced competing offer for the Telecommunications Group Business was pending when the vote was taken and we sign a definitive agreement to sell the Telecommunications Group to another party within 275 days following termination), our obligation to make the payment might reduce the benefits realized by WJ from the transaction with the other party.

    If we had to make this payment under circumstances where another buyer for the Telecommunications Group was not helping to fund it, this could adversely affect our operations.

                                SUBSEQUENT EVENT

    THE FOLLOWING SUMMARY INFORMATION ABOUT THE WJ MERGER AGREEMENT AND THE WJ MERGER IS INCLUDED FOR BACKGROUND ONLY. WJ SHAREOWNERS ARE NOT BEING ASKED TO TAKE ANY ACTION ON THESE MATTERS AT THIS SPECIAL MEETING. WJ IS CALLING ANOTHER SPECIAL MEETING IN THE NEAR FUTURE, AT WHICH SHAREOWNERS WILL BE ASKED TO CONSIDER AND VOTE ON A PROPOSAL TO APPROVE THE WJ MERGER AGREEMENT AND THE WJ MERGER. WJ WILL SEND SHAREOWNERS A SECOND PROXY STATEMENT CONTAINING DETAILED INFORMATION ABOUT THE WJ MERGER AGREEMENT, THE WJ MERGER AND RELATED MATTERS AFTER THAT PROXY STATEMENT HAS BEEN CLEARED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ONLY PROPOSAL TO BE ACTED ON AT THE SPECIAL MEETING TO WHICH THIS PROXY STATEMENT RELATES IS THE TELECOMMUNICATIONS GROUP SALE PROPOSAL.

    On October 25, 1999, WJ entered into the WJ Merger Agreement with FP-WJ. If the WJ Merger is completed, all then-outstanding WJ common shares (except shares as to which statutory dissenters' rights are perfected) will be converted into the right to receive $41.125 in cash. WJ included the full text of the Merger Agreement with a Form 8-K that it filed with the Securities and Exchange Commission on October 28, 1999. You can obtain that filing from the Securities and Exchange Commission in the manner described in "WHERE YOU CAN FIND MORE INFORMATION ABOUT WJ" on page 74.

    At the same time that WJ signed the WJ Merger Agreement, it also entered into a Recapitalization Agreement with FP-WJ and a family trust of which Dr. Dean A. Watkins, WJ's Chairman and co-founder, is a co-trustee and beneficiary (the "Watkins Trust"). The Recapitalization Agreement provides that, before the WJ Merger is completed, the Watkins Trust will exchange all of its WJ common shares for new WJ convertible voting preferred shares and then sell a portion of those new preferred shares to an affiliate of FP-WJ for $41.125. In the WJ Merger, all preferred shares will be converted into an equivalent number of WJ common shares. The retention of an equity interest in WJ by the Watkins Trust following the WJ Merger was designed to enable the WJ Merger to be accounted for as a recapitalization of WJ for financial reporting purposes.

    The combined effect of the WJ Merger Agreement and the Recapitalization Agreement will be that, if the WJ Merger is completed:

    - the pre-closing owners of WJ common shares will no longer have any continuing interest in WJ but will have the right to receive a cash payment of $41.125 for each share owned at the time the WJ Merger takes effect (or, if they satisfy the applicable requirements of California law, to exercise the statutory dissenters' rights);

    - investment funds managed by Fox Paine will together be WJ's controlling shareowners, owning approximately 91% of WJ's outstanding shares; and

    - the Watkins Trust will own approximately 9% of WJ's outstanding shares as a passive investor (Dr. Watkins will not be a director, officer, employee or consultant of WJ, Fox Paine or any of its affiliates).

    Four purported shareholder class action lawsuits have been filed against WJ and its directors in the California Superior Court for the County of Santa
Clara: ROSENZWEIG V. WATKINS-JOHNSON COMPANY, ET AL., Case No. CV7885528; SOSHTAIN V. WATKINS-JOHNSON CO., ET AL., Case No. CV785560; LEONG V. WATKINS-JOHNSON COMPANY, ET AL., Case No. CV785617; and FONG V. WATKINS-JOHNSON CO., ET AL., Case No. CV785683. While the allegations are not identical in the four complaints, they all allege essentially the same grounds for relief, namely that the individual defendants breached their fiduciary duty to the WJ shareowners in connection with the WJ Merger by failing to maximize the value of WJ through an appropriate process for eliciting and evaluating bids. The complaints also allege that the individual defendants had conflicts of interest and committed this breach of fiduciary duty in order to entrench themselves in office, enrich themselves financially and receive unspecified additional perquisites. According to the complaints, the proposed cash consideration to be received by WJ shareowners in the WJ Merger is "unfair" or "inadequate" because it allegedly does not reflect the "true value" of WJ.

All four complaints seek declarations that the defendants breached the fiduciary duties (or aided and abetted a breach), unspecified damages (described generally as the "real value" of WJ shares) and an award of attorneys' fees, among other value. Three of the four lawsuits include, in the relief sought, preliminary and permanent injunctions against the completion of the WJ Merger, a declaration that it is a nullity and rescission in the event it is completed. Two of the four lawsuits also seek an order permitting a stockholders' committee comprised exclusively of purported class members and their representatives to establish procedures, and independent input by the plaintiffs and the classes they purportedly represent, in connection with any proposed transaction for WJ shares. Although three of the lawsuits include general claims for injunctive relief, to WJ's knowledge none of the plaintiffs has filed a motion requesting the Court to prohibit the closing of the WJ Merger. None of these lawsuits challenges, or seeks any relief in respect of, the Telecommunications Group Sale. WJ considers that these lawsuits are without merit and intends to defend against all of them vigorously.

                              THE SPECIAL MEETING

DATE, TIME AND PLACE

    The WJ Board is soliciting proxies for use at a special meeting of shareowners. The special meeting will be held on January 14, 2000, at 8:00 a.m., Pacific time, at WJ's main office, 3333 Hillview Avenue, Stanford Research Park, Palo Alto, California 94304. This proxy statement and the enclosed WHITE proxy card were first mailed to shareowners beginning December 15, 1999.

    SHAREOWNERS ARE URGED TO READ ALL THE INFORMATION CONTAINED IN THIS PROXY STATEMENT BEFORE VOTING.

PURPOSE

    As described in the Notice of Special Meeting, the purpose of the special meeting is:

    - to consider and vote on the Telecommunications Group Sale Proposal; and

    - to transact such other business as may properly come before the special meeting or any adjournments or postponements, including, if submitted, a motion to adjourn to another time or place for the purpose of soliciting additional proxies.

    THE WJ BOARD RECOMMENDS A VOTE "FOR" THE TELECOMMUNICATIONS GROUP SALE PROPOSAL.

WHO CAN VOTE

    Only shareowners of record of WJ common stock at the close of business on the record date, namely December 3, 1999, are entitled to vote at the special meeting and any adjournments or postponements. On the record date, WJ had 6,680,699 shares of common stock outstanding. Each shareowner has one vote for each share.

HOW YOU CAN VOTE

    You can vote by proxy or in person at the special meeting. If you return your signed WHITE proxy card before the special meeting, the proxy holders will vote your shares as you direct. IF YOU RETURN YOUR WHITE PROXY CARD AND DO NOT SPECIFY ON THE CARD HOW YOU WANT YOUR SHARES VOTED, THE PROXY HOLDERS WILL VOTE THEM "FOR" THE TELECOMMUNICATIONS GROUP SALE PROPOSAL.

VOTE REQUIRED; QUORUM

    The affirmative vote of holders of a majority of the outstanding WJ shares at the close of business on the record date is required to approve the Telecommunications Group Sale Proposal.

    In order for shareowners to conduct business at the special meeting, a quorum must be present. This means that at least a majority of the shares outstanding on the record date must be present in person or by proxy.

    For purposes of determining the presence of a quorum, shares represented by proxies that reflect "abstentions" will be treated as present and entitled to vote. If a broker or other nominee is the holder of record of shares, and that holder does not receive instructions from the beneficial owner as to how the shares should be voted at the special meeting, the holder may choose to send in a proxy card to enable the shares to be present for purposes of determining a quorum and those shares may be entitled to vote on other matters that may properly come before the special meeting. However, the record holder will have to indicate that it has received no voting instructions on the Telecommunications

Group Sale Proposal and this will mean that those shares will not be entitled to vote on the Telecommunications Group Sale Proposal.

    SINCE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE AT THE SPECIAL MEETING IS REQUIRED TO APPROVE THE TELECOMMUNICATIONS GROUP SALE PROPOSAL, ANY ABSTENTIONS, "BROKER NON-VOTES" AND WHITE PROXY CARDS THAT ARE NOT RECEIVED BY WJ WILL HAVE THE EFFECT OF "NO" VOTES EXCEPT WHERE THE SHAREOWNER VOTES IN PERSON AT THE SPECIAL MEETING.

    ChaseMellon Shareholder Services, LLC, WJ's transfer agent, will tabulate the votes and its representative will serve as inspector of election for the special meeting.

REVOCATION OF PROXIES

    Any person giving a proxy in the form of the white proxy card accompanying this proxy statement has the power to revoke it at any time before its exercise. It may be revoked:

    - by filing with the Secretary of WJ an instrument of revocation;

    - by presenting at the special meeting a duly executed proxy bearing a later date or time; or

    - by attending the special meeting and voting in person.

SOLICITATION OF PROXIES; EXPENSES

    WJ is paying the entire cost of preparing, assembling, printing and mailing this proxy statement, the accompanying proxy card and any additional material that may be furnished to shareowners. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of shares held in the names of such nominees.

    The solicitation of proxies will be conducted by the use of the mails and through direct communication with certain shareowners or their representatives by officers, directors and employees of WJ, who will receive no additional compensation for their solicitation activities. WJ has engaged MacKenzie Partners, Inc. to solicit proxies and distribute materials to certain shareowners, brokerage houses, banks, custodians and other nominee holders. WJ will pay MacKenzie Partners, Inc. $10,000 for these services, plus expenses.

NO DISSENTERS' RIGHTS

    Regardless of whether or how they vote at the special meeting, WJ shareowners will have no right to dissent from the Telecommunications Group Sale and seek appraisal of their shares in connection with it.

OTHER MATTERS TO BE ACTED ON

    WJ does not know of any other matters, other than the Telecommunications Group Sale Proposal, to be presented or acted on at the special meeting. However, WJ reserves the right for the chairman of the special meeting to invite a motion to adjourn the meeting to another time or place for the purpose of soliciting additional proxies in favor of the Telecommunications Group Sale Proposal. If such a motion or any other matter is properly presented at the special meeting, the shares represented by proxies in the form of the enclosed WHITE proxy card will be voted in the discretion of the named proxy holders. If a shareowner votes any shares against the Telecommunications Group Sale Proposal on the enclosed white proxy card, those shares will not be voted in favor of any motion to adjourn the special meeting for the purpose of soliciting additional proxies in favor of the Telecommunications Group Sale Proposal.

                       THE TELECOMMUNICATIONS GROUP SALE

THE TELECOMMUNICATIONS GROUP BUSINESS RELATIVE TO WJ'S TOTAL BUSINESS

    The following table sets forth the percentage of WJ's "Revenues" and "Profit [loss] before interest and taxes" attributable to the Telecommunications Group Business for the periods indicated. For the purpose of this table, WJ has eliminated information about its former Semiconductor Equipment Group, which was sold at the beginning of the quarter ended September 24, 1999. For more complete information about the Telecommunications Group Business relative to WJ's total continuing business, (see "PRO FORMA FINANCIAL INFORMATION" on pages 67 to 73). You can also refer to WJ's Amended Annual Report on Form 10-K/A for 1998, which is a document incorporated into this proxy statement (see "WHERE YOU CAN FIND MORE INFORMATION ABOUT WJ" on page 74). In addition, you may find the diagram in "SUMMARY" on page 10 helpful.

                     PERCENTAGE OF TOTAL WJ ATTRIBUTABLE TO
                     THE TELECOMMUNICATIONS GROUP BUSINESS

                                       YEAR ENDED 12/31/98                                   1/1/99 TO 9/24/99
                        --------------------------------------------------   --------------------------------------------------
                        TELECOMMUNICATIONS              TELECOMMUNICATIONS   TELECOMMUNICATIONS              TELECOMMUNICATIONS
                              GROUP          TOTAL WJ        GROUP %               GROUP          TOTAL WJ        GROUP %
                        ------------------   --------   ------------------   ------------------   --------   ------------------
                                                                (DOLLARS IN THOUSANDS)
Revenues..............       $ 51,651        $115,219           45%               $34,571         $98,311            35%
Profit (loss) before
  Interest and
  taxes...............       $(13,895)       $(13,697)         101%               $ 2,930         $ 5,751            51%

BACKGROUND OF THE TELECOMMUNICATIONS GROUP SALE

     IN 1997, WJ DECIDED TO DIVEST THE DEFENSE-RELATED PORTION OF THE MICROWAVE
                PRODUCTS GROUP AS WELL AS ITS UNUSED REAL ESTATE

    In the fall of 1996, in the course of preparing WJ's five-year strategic plan and the related 1997 tactical operating plan, WJ's senior management determined that WJ should consider divesting the defense-related portion of its Microwave Products Group located in Palo Alto, California. Senior management believed that the prospects for growth in that business were low due to decreased Federal defense spending and a consolidation trend in the industry. Senior management also believed that the proceeds received in the divestiture would generate greater shareowner value if redeployed in WJ's other businesses.

    In presenting the 1997 tactical operating plan at a Board meeting on January 27, 1997, Dr. W. Keith Kennedy, Jr., WJ's President and Chief Executive Officer, proposed this divestiture and the Board authorized him to pursue it.

    As a further step to convert under-utilized assets into cash, the WJ Board authorized the sale of approximately 15 acres of land at WJ's San Jose facility and WJ's leasehold interest in approximately seven acres of land at WJ's Palo Alto facility. In December 1997, an exchange of interests between WJ and its sublessor relating to a portion of the Palo Alto leased property resulted in a pre-tax gain of approximately $7.6 million for WJ. In January 1998, the San Jose land was sold for a pre-tax gain of approximately $15 million.

    During February and March 1997, WJ's senior management considered the most appropriate strategy for divesting the defense-related portion of the Microwave Products Group. In March 1997, WJ engaged an investment banking firm with which it had previously worked to act as its financial advisor for the divestiture (to distinguish this firm from CIBC World Markets, WJ's financial advisor in connection with the Telecommunications Group Sale and other matters referred to below, this other firm is referred to as the "Other Investment Banking Firm"). On April 7, 1997, WJ publicly announced that WJ would divest this business if WJ received a price that reflected its intrinsic value and profit-making potential.

 IN OCTOBER 1997 WJ SOLD THE DEFENSE-RELATED PORTION OF ITS MICROWAVE PRODUCTS
   GROUP AND CONCENTRATED ON ENHANCING THE VALUE OF ITS REMAINING BUSINESSES,
                          PARTLY THROUGH ACQUISITIONS

    During the next several months, WJ's senior management and the Other Investment Banking Firm met with numerous potential buyers of the defense-related portion of the Microwave Products Group. The WJ Board was periodically updated on the status of this initiative. On August 19, 1997, the Board authorized the sale of this business (which had been contributed to a wholly-owned subsidiary) to whichever of the two remaining bidders offered more advantageous terms. On September 2, 1997, WJ entered into a definitive agreement to sell that subsidiary to Mentmore Holdings Corporation for total consideration of approximately $103 million. The transaction was completed on October 31, 1997.

    Following the Mentmore transaction, WJ's senior management continued to concentrate on enhancing the value of WJ's Semiconductor Equipment Group, the Telecommunications Group Business and WJ's Wireless Products Group (the new name for the remaining portion of the Microwave Products Group). As part of this initiative, WJ started to look for opportunities to apply the proceeds from the Mentmore transaction and the sale of undeveloped real estate to investments in each of these continuing businesses.

    In December 1997, WJ acquired the assets of the Microwave Semiconductor Division of Samsung Semiconductor, Inc. for aggregate consideration of $6 million. The acquisition provided WJ with increased capacity to manufacture gallium-arsenide field effect transistors. The Wireless Products Group sells these transistors as individual devices and also uses them in other products it manufactures.

    Between September 1997 and May 1998, WJ's senior management and the Other Investment Banking Firm attempted to identify strategic acquisitions or joint ventures that would increase the global competitiveness of the Semiconductor Equipment Group. However, all of the possible transactions that they considered would have diluted, rather than increased, WJ's earnings. The WJ Board has had a long-standing policy requiring that any acquisition must be accretive to WJ's earnings within a two-year period from closing. In light of this policy, and having regard to its view that dilutive acquisitions would be particularly unattractive during a period when the market was (in the Board's opinion) undervaluing WJ's stock, WJ did not pursue these possible transactions.

IN MAY 1998 WJ DECIDED TO EXPLORE THE POSSIBLE DISPOSITION OF ITS SEMICONDUCTOR
   EQUIPMENT BUSINESS AND CONCENTRATE ON ENHANCING THE VALUE OF ITS WIRELESS
                     PRODUCTS AND TELECOMMUNICATIONS GROUPS

    On May 18, 1998, Dr. Kennedy made a presentation to the WJ Board on the business prospects for the Semiconductor Equipment Group in light of the lack of acquisition or joint venture opportunities that would have increased WJ's earnings. The Board concluded that a disposition of the Semiconductor Equipment Group should be explored because, if it could be accomplished, WJ could concentrate its resources on the Telecommunications Group Business and the Wireless Products Group. Accordingly, in June 1998, WJ engaged the Other Investment Banking Firm to act as its financial advisor for such a possible transaction.

    During June and July 1998, WJ's senior management and the Other Investment Banking Firm explored a disposition of the Semiconductor Equipment Group. On July 27, 1998, Dr. Kennedy made a presentation to the WJ Board on the status of this initiative and potential uses of the proceeds. The Board agreed that the potential proceeds would be most productively used for acquisitions that would enhance the Telecommunications Group Business or the Wireless Products Group. Accordingly, WJ engaged CIBC World Markets in September 1998 primarily to assist in identifying a wireless components company that would add to WJ's earnings.

    On September 28, 1998, the President of the Wireless Products Group made a presentation to the WJ Board on that Group's business prospects. He explained that WJ was actively seeking acquisition candidates in the RF filter market as the ability to produce and integrate RF filters (an important device in setting the performance parameters of the Group's products) would be a strong addition to the Group's business. However, the outcome of this search was not successful as all of the potential acquisitions that WJ considered were viewed as dilutive to earnings.

    At the same September 28, 1998 meeting, Dr. Kennedy reported to the WJ Board on the expected strategy and configuration of WJ following a disposition of the Semiconductor Equipment Group. The Board asked Dr. Kennedy to prepare an analysis of various scenarios for further discussion.

    Also at the September 28, 1998 meeting, the WJ Board authorized the sale of the remaining portion of the San Jose facility on approximately 14.3 acres of land along with a 190,000 sq. ft. building in order to generate cash for investment in WJ's businesses. This property was sold in September 1999 for aggregate consideration of approximately $17.5 million.

   IN THE SECOND AND THIRD QUARTERS OF 1998, WJ RESPONDED TO DIFFICULT MARKET CONDITIONS BY RESTRUCTURING ITS SEMICONDUCTOR EQUIPMENT AND TELECOMMUNICATIONS
                    GROUPS AND RESUMING A SIGNIFICANT STOCK
                               REPURCHASE PROGRAM

    During the second and third quarters of 1998, in response to difficult market conditions, WJ's senior management and the Telecommunications Group's management together reviewed the market opportunities for the Telecommunications Group's major new product initiative, the Base2-TM- Cellular Wireless Base Station. This review resulted in a decision to reposition the Telecommunications Group Business by discontinuing this product, resulting in a write-down of the associated assets that was included in the restructuring charge referred to below.

    During the third quarter of 1998, also in response to difficult market conditions, WJ's senior management and the management of WJ's Semiconductor Equipment Group reviewed that Group's market opportunities. This review resulted in a decision to reduce the size of the Semiconductor Equipment Group to match a lower level of forecasted revenue by reducing staff and inventory. Also as part of this reduction, WJ discontinued the Group's high-density plasma chemical-vapor-deposition product initiative, resulting in a write-down of the associated assets. The intellectual property related to this product was offered to potential buyers.

    In the third quarter of 1998, WJ incurred a restructuring charge because of the actions taken to reposition the Telecommunications Group Business and reduce the size of the Semiconductor Equipment Group. This restructuring resulted in a net loss from operations of approximately $54.4 million, or $6.93 per share, for that quarter.

    WJ's stock, which had been trading at a depressed value during 1998, further declined during the third quarter of that year. Acting on a prior authorization by the WJ Board, WJ increased the scope of its ongoing stock repurchase program. During the third quarter of 1998, the WJ Board increased the share repurchase authorization by 1,000,000 shares to a maximum of 3,500,000 shares. WJ completed the entire 3,500,000-share repurchase program by early December 1998.

    In June 1998, Fairchild Corporation approached WJ regarding Fairchild's potential interest in acquiring either WJ in its entirety or the Semiconductor Equipment Group. Subsequently, Dr. Kennedy met on two occasions with Fairchild's chairman, who expressed Fairchild's interest in general terms, without giving any indication of possible purchase prices. At the second of these meetings, on October 12, 1998, Fairchild's chairman advised Dr. Kennedy that Fairchild had acquired more than 5% of WJ's shares and would be reporting its ownership to the Securities and Exchange Commission in a Schedule 13D. On October 23, 1998, Fairchild and one of its wholly-owned subsidiaries filed a Schedule 13D reporting the acquisition of approximately 7% of WJ's outstanding shares. In its filing, Fairchild reported that it had acquired the shares because it believed the market price of WJ's common stock did not adequately reflect the value of WJ's underlying business and assets. In addition, Fairchild reported that it had held discussions with WJ's senior management prior to the date of its filing regarding ways in which the value of WJ's shares might be enhanced, including the sale of all or part of WJ to Fairchild. Fairchild expressed particular interest in the Semiconductor Equipment Group. Over the course of the next approximately three months, Fairchild and WJ had preliminary discussions concerning a possible sale of the Semiconductor Equipment Group to Fairchild but in late January 1999 Fairchild advised WJ that Fairchild did not wish to continue the discussions. Subsequently, Fairchild filed amendments to its Schedule 13D reporting sales of its WJ shares that, by May 27, had reduced its holdings to below the 5% reporting threshold.

 IN THE FOURTH QUARTER OF 1998, WJ BEGAN TO EXPLORE ALL STRATEGIC ALTERNATIVES
      INCLUDING THE POSSIBLE SALE OF WJ OR ALL OF ITS REMAINING BUSINESSES

    In the fourth quarter of 1998, WJ's senior management completed WJ's 1999 strategic plan and tactical operating plan. These plans contemplated the redeployment of certain assets, including the proceeds to be received from the possible disposition of the Semiconductor Equipment Group and unused real estate, into the business of the Wireless Products Group. However, in accordance with the Board's desire to explore various alternate scenarios and in light of Fairchild's expressed interest in acquiring all or part of WJ, in November 1998 WJ expanded CIBC World Markets' role as WJ's financial advisor. In this expanded role, CIBC World Markets was engaged to advise WJ in connection with possible transactions in which third parties might acquire all or part of WJ (other than the possible disposition of the Semiconductor Equipment Group and the sale of the high density plasma-related intellectual property, for which the Other Investment Banking Firm had already been retained). CIBC World Markets, with the assistance of WJ's senior management, then began to evaluate WJ's strategic alternatives, including the possible sale of all of WJ or all of its remaining businesses.

    On November 23, 1998, the WJ Board received a presentation from Dr. Kennedy related to WJ's alternatives for increasing shareowner value over the long term, as well as the discussions with Fairchild. The Board also received a presentation from Heller Ehrman White & McAuliffe, WJ's general outside counsel, on various legal matters in connection with the Board's consideration of a possible sale of the entire company or its component businesses, as well as Fairchild's Schedule 13D filing.

    On December 10, 1998, the WJ Board reviewed with CIBC World Markets the status of the ongoing evaluation of WJ's strategic alternatives. At the same meeting, the Board amended WJ's shareholder rights plan to decrease from 15% to 10% the threshold level of common stock ownership that would trigger the issuance of share purchase rights dilutive to a non-Board approved acquirer. The Board also adopted bylaw amendments requiring that shareholder nominations to the Board and proposals for other business to be considered at annual shareowner meetings had to be received by WJ within a period of 45 to 75 days prior to the first anniversary of the prior year's meeting. The Board concluded that these actions were critical to its ability to retain control over the process of selecting and implementing the best strategy to maximize shareowner value. In reaching this conclusion, the Board took into consideration the Schedule 13D filed by Fairchild in October 1998 and the possibilities that Fairchild might seek to pursue its stated interest in WJ on a non-negotiated basis and that the filing of the Fairchild Schedule 13D might prompt other parties to take unsolicited action in connection with a possible acquisition of WJ.

    In January 1999, WJ received a request from Sandera Partners, L.P., an investment partnership, to nominate two of Sandera's principals to the Board. Sandera stated that it owned 2.5% of WJ's common stock. At a January 25, 1999 meeting, Dr. Kennedy described to the WJ Board his discussions with Sandera. He told the Board that Sandera had stated its general opposition to the redeployment of WJ's assets and its belief that the Board should pursue a sale of WJ. The Board concluded that Board representation was not warranted by the size of Sandera's investment in WJ. The Board also decided to solicit proxies against the Sandera nominees if Sandera pursued its request in a formal bylaw notice.

    At the same January 25, 1999 meeting, the WJ Board also authorized WJ's senior management to oversee the preparation of proxy materials soliciting shareowner approval for amendments to WJ's articles and bylaws. These amendments would eliminate (i) 80% supermajority shareholder voting requirements for sales of WJ and various other corporate governance changes and (ii) 75% supermajority director voting requirements for amendments to the bylaws and various other corporate actions. WJ explained to its shareowners, in soliciting their approval of these amendments in its proxy statement dated March 17, 1999 issued in connection with the 1999 annual meeting, that the purpose of the proposed elimination of the 80% supermajority shareowner voting requirements was to prevent holders of a minority of its shares from having a "blocking" position with respect to important and fundamental matters, including the sale of all or substantially all of WJ's assets or a merger involving WJ, and thereby impede WJ's strategy of pursuing the sale of the company in its entirety or its component businesses. WJ also explained to shareowners in its proxy materials that the purpose of the proposed elimination of the 75% supermajority director voting requirements was to prevent a minority of directors (such as the Sandera designees, if they were nominated and elected) from creating deadlock on the WJ Board, thereby hampering the conduct of business and preventing action (such as approving a sale of WJ or one of its component businesses) that a majority of the directors believed to be in the best interests of shareowners. At the 1999 annual meeting, the shareowners approved the elimination of the supermajority shareholder voting requirements but the proposed elimination of the supermajority director voting requirements failed to obtain the required 80% shareowner vote.

    Also at the January 25, 1999 meeting, the WJ Board again reviewed with CIBC World Markets the status of the ongoing evaluation of WJ's strategic alternatives. The Board authorized WJ's senior management, with the assistance of CIBC World Markets, to prepare a confidential information memorandum for distribution to potential acquirers in the event the Board later decided to pursue a sale of all or part of WJ.

    On February 10, 1999, Sandera filed a preliminary proxy statement with the Securities and Exchange Commission soliciting proxies to replace three of the current directors with three of its own nominees at the 1999 annual shareowners meeting.

    Throughout February 1999, WJ's senior management and CIBC World Markets continued to evaluate WJ's options for increasing shareowner value.

    On February 22, 1999, the Board reviewed with senior management and Heller Ehrman White & McAuliffe a proposed sale of WJ's high density plasma-related intellectual property to Applied Materials, Inc. The Board authorized the sale and WJ completed it on March 31, 1999, for a total gain of approximately
$9 million. The Board also reviewed with senior management and CIBC World Markets the ongoing preparation of a confidential memorandum in the event that the Board elected to pursue a sale of all or part of WJ.

   ON FEBRUARY 26, 1999 THE WJ BOARD DECIDED TO PURSUE THE SALE OF WJ IN ITS ENTIRETY OR ITS COMPONENT BUSINESSES AS THE BEST STRATEGY TO MAXIMIZE SHAREOWNER
                  VALUE. THIS DECISION WAS PUBLICLY ANNOUNCED
                                ON MARCH 1, 1999

    On February 26, 1999, the WJ Board again considered WJ's strategic alternatives. The Board concluded that the best strategy to maximize shareowner value was to pursue the sale of WJ in its entirety or as separate businesses rather than selling only certain businesses and assets. In reaching this conclusion, the Board took into consideration the fact that, in its view, WJ's stock was undervalued in the marketplace. The Board believed that the basic reason for this was that WJ was engaged in businesses with varying historical results and future prospects, and the market had difficulty in categorizing WJ's industry and identifying comparable companies for purposes of pricing WJ's stock.

The Board also believed that, even if WJ's exploration of a possible disposition of its Semiconductor Equipment Group resulted in a sale of that business, this problem would likely continue because the increasing independence of the two remaining businesses (I.E., the Wireless Products Group and the Telecommunications Group) from each other would likely not be reflected in WJ's stock price. The Board also took account of the fact that there was increasing consolidation in the wireless industry generally and, since WJ had not been able to find accretive acquisitions to grow its business base and raise its stock price, shareowner value would be more effectively enhanced by WJ seeking to pursue a sale of itself (either in its entirety or as separate businesses) rather than continuing its search for accretive acquisitions. The Board was also concerned that if WJ sold either the Wireless Products Group or the Telecommunications Group, the remaining business would face significant competitive challenges as a stand-alone public company without an infusion of new capital.

    At the same February 26, 1999 meeting, Dr. Kennedy updated the Board on the progress of the disposition of the Semiconductor Equipment Group. He reported that, after discussions with interested parties, Silicon Valley Group, Inc. had emerged as the bidder with the most attractive proposal and he outlined the proposed terms of the transaction.

    On March 1, 1999, WJ filed proxy materials for the 1999 annual shareowners meeting with the Securities and Exchange Commission. On the same date, WJ publicly announced the WJ Board's conclusion that pursuing a sale was the best course of action for maximizing shareowner value. The announcement also reported the Board's opposition to the Sandera nominees. Later that day, Sandera withdrew its nominations.

    Over the next two months, WJ and Silicon Valley Group negotiated the terms of a sale of WJ's Semiconductor Equipment Group. On May 3, 1999, WJ announced that it had entered into a definitive agreement to sell the assets of the Group to Silicon Valley Group, Inc. The sale was completed on July 6, 1999 for total consideration (including the sale of associated real estate in Kawasaki, Japan, to Silicon Valley Group and the sale of associated real estate in Scotts Valley, California, which WJ sold to a third party on behalf of Silicon Valley Group) in excess of $70 million, including receivables retained by WJ and the assumption of the debt associated with the Japanese property by Silicon Valley Group.

   BETWEEN MARCH AND JULY 1999 A SUBSTANTIAL NUMBER OF POTENTIAL BIDDERS WERE APPROACHED ABOUT POSSIBLY PURCHASING ALL OR PART OF WJ AND THE BIDDING PROCESS
      NARROWED. BAe NORTH AMERICA EMERGED AS THE PREFERRED BIDDER FOR THE TELECOMMUNICATIONS GROUP BUSINESS AND A DEFINITIVE SALE AGREEMENT WAS SIGNED
                                 IN AUGUST 1999

    Meanwhile, to implement the WJ Board's strategy regarding the rest of WJ, CIBC World Markets, at the direction of WJ, contacted approximately 99 potential bidders, including BAe North America, to determine their interest in buying WJ in its entirety or its component businesses. Most of these potential bidders were selected through discussions between WJ senior management and CIBC World Markets, which were focused on identifying companies that--by reason of their current businesses, known or perceived expansion plans, reputations, track records, and financial resources--would likely be potentially interested in one or more of WJ's component businesses and capable of making and implementing attractive proposals. Other potential bidders were approached in response to their own indications of interest, received after WJ's public announcement that it was pursuing a sale process. Approximately 48 of those potential bidders signed confidentiality agreements with WJ and received the confidential information memorandum. Approximately 13 of those potential bidders indicated interest and received additional confidential information.

    During this process, it became clear from the responses of the interested parties that WJ would achieve greater value for shareowners by selling the Telecommunications Group Business and the rest of the company (principally the Wireless Products Group) in separate transactions because the high end of the ranges of value ascribed to WJ as an entirety by those bidders that expressed interest in acquiring the whole company (I.E., both the Wireless Products Group and the Telecommunications Group) were markedly lower than the sum of the high ends of the ranges of value ascribed to the Telecommunications Group by those bidders that expressed interest in acquiring only that Group and to the entirety of WJ exclusive of the Telecommunications Group Business by those bidders that expressed interest in acquiring WJ but did not want to own the Telecommunications Group. This was the case even after taking into account that WJ might have to pay taxes if it sold the Telecommunications Group Business for cash in an asset transaction whereas a sale of the entire company in a merger would not be taxable at the corporate level.

    On July 26, 1999, Dr. Kennedy made a presentation to the WJ Board on the status of the potential sale of WJ or its component businesses, including the Telecommunications Group Business on a stand-alone basis and all of WJ excluding the Telecommunications Group. He advised the Board that WJ had received a total of eight formal bids, comprising two for WJ in its entirety, three for the Telecommunications Group Business and three for all of WJ excluding the Telecommunications Group Business. Dr. Kennedy reported that, among the three bids for the Telecommunications Group, BAe North America's bid was approximately 10% higher than the next highest bid (which was in turn approximately 10% higher than the lowest of the three bids). He also reported that BAe North America's bid and the next highest bid were both higher than the value ascribed to the Telecommunications Group by those bidders who had made offers for the entire company.

    The WJ Board concluded that, on the basis of price, BAe North America's bid was superior. The Board also concluded that a transaction with BAe North America offered greater likelihood of prompt consummation because it was not conditioned on financing, unlike the next highest bid. The Board further determined, on the basis of information from Dr. Kennedy, that, of the three bidders for the Telecommunications Group, BAe North America was the bidder that was most likely to be viewed by the current customers of the Telecommunications Group as a credible and reputable owner of the Telecommunications Group Business, with the capacity to meet their needs both in relation to the existing customer contracts to be assigned in any sale and in relation to possible future contracts. The Board also concluded that continued customer support would be essential for the Telecommunications Group to retain its value between the signing of any definitive sale agreement and the closing of the transaction. Accordingly, the Board authorized WJ's senior management to negotiate a definitive agreement for the sale of the Telecommunications Group Business with BAe North America or, if those negotiations failed, with the next highest bidder for the Group and report the results of the negotiations to the Board at a subsequent meeting.

    During the three weeks following the July 26, 1999 WJ Board meeting, WJ's senior management negotiated a definitive agreement with BAe North America while BAe North America completed its due diligence on the Telecommunications Group Business. During the course of these negotiations, BAe North America reduced its price somewhat from its original bid but, in return, agreed to assume more of the liabilities related to the Telecommunications Group Business, accepted a reduction in the amount of the estimated purchase price it required to be escrowed to satisfy post-closing indemnification claims against WJ as well as the length of the escrow period, and accepted WJ's position on the formulation of certain representations, warranties and closing conditions.

    During these negotiations, the next highest bidder for the Telecommunications Group increased its price to the same price that BAe North America had been offering when the WJ Board authorized negotiations with BAe North America on July 26, 1999. However, WJ took into account the important concessions that BAe North America had made during the course of the negotiations. WJ concluded that it would have to agree to a price reduction of at least the same amount in order to create the possibility that the other bidder would agree to the same concessions, which were important to WJ in enhancing the likelihood both of closing and of ultimately retaining the negotiated price. WJ also took into consideration the fact that there was no assurance it would succeed in obtaining these concessions from the other bidder and that the other bid, unlike BAe North America's bid, remained subject to a financing contingency and a condition relating to the resale value of the Gaithersburg, Maryland headquarters building of the Telecommunications Group, which increased the uncertainty as to whether the other bid would result in a transaction that could be consummated promptly on the terms contained in any definitive agreement. For these reasons, WJ decided that it was in its best interests to continue the negotiations with BAe North America with a view to reaching a definitive agreement as quickly as possible to preserve the benefits of BAe North America's bid. The Board was aware of the pending merger between BAe (then Marconi) Electronic Systems (including BAe (then Marconi) North America) and British Aerospace but did not consider it material to WJ whether BAe North America remained under the ownership of The General Electric Company or merged with British Aerospace since the substantial nature of BAe North America's own operations, its ability to finance an acquisition of the Telecommunications Group Business, its experience in completing such acquisitions and the likelihood of it being able to retain the Telecommunicaitons Group's customers were not, in the Board's view, dependent on which of those two UK companies was its parent company. Moreover, since The General Electric Company was a U.K. company, the regulatory requirements that would have to be met in connection with an acquisition of the Telecommunications Group Business by a foreign-owned buyer would be the same whether The General Electric Company or British Aerospace owned BAe North America.

    On August 17, 1999, the WJ Board reviewed with Dr. Kennedy and CIBC World Markets the results of the bidding process. Heller Ehrman White & McAuliffe made a presentation to the Board on the detailed terms that had been negotiated. In addition, CIBC World Markets delivered to the Board an oral opinion, confirmed by the delivery of a written opinion dated August 17, 1999, to the effect that, as of that date and based on, and subject to, the matters described in its opinion, the estimated cash consideration of $57.9 million was fair, from a financial point of view, to WJ. CIBC World Markets also reviewed with the Board the financial analyses that it performed in connection with its opinion. In addition, Dr. Kennedy updated the Board on the ongoing efforts to sell WJ's remaining unused real estate and the rest of WJ. The Board authorized WJ to sign the Telecommunications Group Sale Agreement.

    On August 18, 1999, WJ entered into the original version of the Telecommunications Group Sale Agreement with Tracor, which was the subsidiary designated by BAe North America as its desired buyer. The signing of the Telecommunications Group Sale Agreement was publicly announced later that day.

    On September 27, 1999, Heller Ehrman White & McAuliffe advised the WJ Board that Tracor intended to assign its rights and obligations under the original version of the Telecommunications Group Sale Agreement to BAe Aerospace. Heller Ehrman White & McAuliffe also told the Board that an amended version of the Telecommunications Group Agreement had been prepared in order to reflect this intended assignment and to make other changes that would not alter the material provisions the WJ Board had previously approved. The Board authorized the amendment, which was signed shortly afterwards. It is that amended version of the Telecommunications Group Sale Agreement that WJ shareowners are being asked to approve at the special meeting as part of the Telecommunications Group Sale Proposal.

THE WJ BOARD'S REASONS AND RECOMMENDATION

    The following is a discussion of the factors considered by WJ's Board in unanimously deciding to approve and recommend the Telecommunications Group Sale. The following discussion is not intended to be exhaustive but it summarizes all material factors taken into account by the WJ Board in making its decision. The WJ Board did not assign any relative or specific weight as between those factors nor did it specifically characterize any factor as positive or negative (except as described below). Individual directors may have given differing weights to particular factors and may have viewed any single factor more positively or negatively than other directors.

    Throughout its deliberations, the WJ Board consulted with WJ's senior management and its legal and financial advisors.

    THE WJ BOARD RECOMMENDS THAT WJ SHAREOWNERS VOTE "FOR" THE
TELECOMMUNICATIONS GROUP SALE PROPOSAL

 THE DECISION TO RECOMMEND THE TELECOMMUNICATIONS GROUP SALE PROPOSAL RESULTED FROM THE BIDDING PROCESS THAT WAS INITIATED AFTER THE WJ BOARD DECIDED TO PURSUE
                                 THE SALE OF WJ

    The WJ Board's decision to approve the Telecommunications Group Sale and recommend the Telecommunications Group Sale Proposal stems from its decision on February 26, 1999 to pursue the sale of WJ in its entirety or its component businesses. The Board concluded that this was the best means of maximizing shareowner value, rather than selling only certain businesses and assets. For a discussion of the reasons for this decision, as well as a discussion of the Board's reasons for its subsequent selection of BAe North America as the bidder with which WJ senior management should negotiate a definitive agreement for the sale of the Telecommunications Group, see "Background of the Telecommunications Group Sale" on pages 26 to 33.

    At its August 17, 1999 meeting, the WJ Board considered, with the assistance of Dr. Kennedy and CIBC World Markets, the results of the bidding process both for WJ as an entirety and for its component businesses including the Telecommunications Group Business. At that meeting the Board approved the Telecommunications Group Sale Agreement. The Board concluded that BAe North America's bid maximized the value of the Telecommunications Group Business and that the sale of the Telecommunications Group Business to BAe North America's designated subsidiary on the terms contained in the Telecommunications Group Sale Agreement was fair to, and in the best interests of, WJ and its shareowners.

    In reaching this decision, the Board considered BAe North America's bid in relation to all other bids received for WJ as an entirety, the Telecommunications Group Business and WJ as an entirety exclusive of the Telecommunications Group Business. The Board took into account the number of potential bidders that had been approached, the number that had submitted formal bids and the terms of those bids, as well as the fact that WJ's interest in selling the entire company or its component businesses had been a matter of public record since March 1, 1999.

   IN ADDITION TO THE RESULTS OF THE BIDDING PROCESS, THE WJ BOARD CONSIDERED SEVERAL OTHER FACTORS INCLUDING THE IDENTITY OF THE BUYER AND THE TERMS OF THE
                                  TRANSACTION

    The WJ Board also considered a variety of other factors, including the following:

    - The WJ Board's familiarity with the business, financial condition and prospects of WJ in its entirety and its component businesses, including the Telecommunications Group Business.

    - The detailed consideration the WJ Board had given, with assistance from senior management and investment bankers, to WJ's strategic alternatives since the beginning of 1997. This is discussed in "Background of the Telecommunications Group Sale" on pages 26 to 33.

    - The provisions of the Telecommunications Group Sale Agreement (see "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT").

       -- The WJ Board noted that these provisions had been vigorously negotiated at arm's-length between the two companies and their advisors. The Board concluded that these provisions were appropriate for a transaction like this and accommodated BAe North America's wishes without subjecting the transaction and WJ to undue risk, uncertainty or burden.

    - The estimated cash consideration of $57.9 million, as well as the fact that CIBC World Markets rendered an opinion as to the fairness, from a financial point of view, to WJ of this estimated cash consideration as of August 17, 1999.

       -- For a detailed discussion of CIBC World Markets' written opinion and related financial analyses, including the assumptions made, matters considered and limitations on the review undertaken, see "Opinion of WJ's Financial Advisor" on pages 38 to 43. It is also important that you read the opinion itself, which is reproduced in Appendix B.

    - BAe North America's familiarity with the industry in which the Telecommunications Group Business operates and its own substantial operations in related industries, including the government contracting sector.

       -- The WJ Board concluded that the customers of the Telecommunications
          Group Business would view BAe North America as a credible and reputable owner of the Telecommunications Group Business, with the capacity to continue to meet the customers' needs. The Board determined that this significantly increased the likelihood that the Telecommunications Group Business would not sustain customer defection during the period between the signing of a definitive sale agreement and closing the transaction. The Board viewed a potential loss of customer support for a sale of the Telecommunications Group Business as important because such a loss could have diminished the value of the Telecommunications Group Business, which in turn could have adversely affected WJ's ability to satisfy the conditions to closing a sale.

    - BAe North America's ability to finance the Telecommunications Group Sale without having to borrow any money.

       -- In the WJ Board's view, the absence of a financing contingency significantly enhanced the likelihood that the Telecommunications Group Sale would close as quickly as possible consistent with the time necessary to obtain shareowner approval, governmental approvals and required contractual consents. The Board viewed a prompt closing as important in order to minimize disruption to the Telecommunications Group Business and uncertainty for its customers and employees. In addition, since the completion of the sale of the Telecommunications Group Business was likely to be a condition to any definitive agreement for the sale of the remainder of WJ--which the Board intended to continue to pursue in order to try to complete the sale process initiated on March 1, 1999--the time necessary to complete the Telecommunications Group Sale was likely to have a direct bearing on the timing, and thus the price realizable for shareowners, in any such sale.

    - The likelihood that BAe North America (through its subsidiary) would be able to complete the Telecommunications Group Sale in a timely manner in light of its completion of two prior acquisitions of United States defense contractors in recent years, including Tracor, which had been a public company before its 1998 acquisition.

       -- The WJ Board concluded that BAe North America had gained substantial experience in satisfying the various regulatory conditions to the Telecommunications Group Sale, including those that would apply by reason of its parent being a foreign company. For a discussion of these conditions, see "THE TELECOMMUNICATIONS GROUP SALE--Regulatory Approvals" on pages 44 to 46.

    - The willingness of BAe North America (through its subsidiary) to consider hiring the entire Telecommunications Group workforce and the interest of the Telecommunications Group's management in remaining with the Telecommunications Group Business after it was sold to BAe North America's subsidiary.

       -- In the WJ Board's view, these considerations meaningfully enhanced the likelihood that WJ would be able to continue running the Telecommunications Group Business efficiently, and continue servicing the needs of its customers, during the period between the signing and the closing of the Telecommunications Group Sale Agreement. The Board determined that this significantly increased the likelihood that the conditions to closing would be satisfied and significantly reduced the risk that the Telecommunications Group Business would be seriously damaged if, for some reason, the Telecommunications Group Sale was not completed.

  THE WJ BOARD ALSO WEIGHED THE RISKS OF THE TRANSACTION AGAINST THE BENEFITS

    The WJ Board also took into consideration the risks associated with the Telecommunications Group Sale and concluded that these risks were substantially outweighed by the benefits:

    - The WJ Board recognized that the transaction would be subject to a number of conditions that would be beyond WJ's ability to satisfy (for a summary of the conditions to the Telecommunications Group Sale, see "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Conditions to Closing" on pages 61 to 63).

       -- The WJ Board concluded that the risks of the transaction not closing had been appropriately limited by the terms of the Telecommunications Group Sale Agreement and the extensive due diligence investigation that BAe North America had conducted.

    - The WJ Board noted the risks associated with the possible downward adjustment of the estimated purchase price (see "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Purchase Price" on page 49).

       -- The WJ Board concluded that--in the absence of an unanticipated material adverse change in the Telecommunications Group Business of the kind that would likely occasion a price renegotiation under the Telecommunications Group Sale Agreement independently of the price adjustment formula--the price adjustment formula was not reasonably likely to result in a substantial decrease in the purchase price given the relatively short period that was likely to elapse between the signing and the closing, as well as the prospects of the Telecommunications Group Business during the pre-closing period.

    - The WJ Board noted the risks associated with escrowing $1 million of the estimated cash purchase price and the indemnification obligations that WJ would potentially incur to BAe Aerospace, some of which could be asserted against WJ directly, not just the escrow fund (see "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Escrow Fund and Indemnification Obligations" on pages 53 to 55). The Board concluded that, through the negotiation and due diligence process, WJ's exposure had been limited to the fullest extent consistent with the purchase price offered.

    - The WJ Board considered the risks associated with the future of WJ after the Telecommunications Group Sale.

       -- The WJ Board concluded that the Telecommunications Group Sale
          Agreement provided WJ with an opportunity to maximize the value of the Telecommunications Group Business, which should be taken. In the Board's view, it would not be prudent to retain the Telecommunications Group Business, in the face of an attractive fully-negotiated offer from BAe North America, solely because it was not certain, on August 17, 1999, whether or when, or for what price, the rest of WJ might be sold.

       -- In that regard, the WJ Board took into consideration the reasons that had led it to make the decision to pursue a sale in the first place and the lack of attractive bids for the whole company.

       -- The WJ Board also noted that the operations of the Telecommunications
          Group Business and WJ's Wireless Products Group (the only business that would remain once the Telecommunications Group Sale occurred) had significantly reduced their interdependence as a result of the refocusing initiatives implemented in response to market conditions (see "Background to the Telecommunications Group Sale" on pages 26 to
          33). Accordingly, in the Board's view, the Telecommunications Group Sale would not adversely affect the ability of the Wireless Products Group to operate independently, whether it was retained or sold.

    - The WJ Board recognized that, once WJ signed the Telecommunications Group Sale Agreement, it would not have the right to terminate the Agreement in order to accept a higher offer for the Telecommunications Group Business; would be contractually prohibited from soliciting or entertaining alternative offers for the Telecommunications Group Business; and would be obligated to pay BAe Aerospace liquidated damages of $4 million if BAe Aerospace terminated the Agreement because this prohibition was violated (see "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Fees, Liquidated Damages and Expenses" on page 65).

       -- The WJ Board considered that it was necessary to agree to these provisions (which BAe North America had insisted upon) in order to induce BAe North America to cause its designated subsidiary to sign the Telecommunications Group Sale Agreement.

       -- The WJ Board also concluded that, having regard to the extensive bidding process and the history of the negotiations with BAe North America (see "Background of the Telecommunications Group Sale" on pages 26 to 33), a bid superior to BAe North America's (both as to price and as to all the other provisions of the Telecommunications Group Sale Agreement) was sufficiently unlikely as to warrant accepting BAe North America's position on this issue in order to obtain the benefits of BAe North America's bid.

    - The WJ Board took note of the provision of the Telecommunications Group Sale Agreement under which WJ would have to pay BAe Aerospace a $2 million termination fee (see "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Fees, Liquidated Damages and Expenses" on page 65).

       -- The WJ Board concluded that it was necessary to agree to these provisions (which BAe North America had insisted upon) in order to induce BAe North America to cause its designated subsidiary to sign the Telecommunications Group Sale Agreement and that similar provisions were likely to have been insisted upon by any bidder as compensation for the loss of the transaction under the circumstances contemplated by this provision.

 THE WJ BOARD NOTED THAT ONE OF WJ'S EXECUTIVE OFFICERS WOULD RECEIVE PAYMENTS
                         AS A RESULT OF THE TRANSACTION

    The WJ Board took into consideration the fact that one of its executive officers (the President of the Telecommunications Group) would receive various payments as a result of the completion of the Telecommunications Group Sale (see "THE TELECOMMUNICATIONS GROUP SALE--Interests of WJ Management in the Telecommunications Group Sale" on page 43).

    The Board concluded that these payments would be a customary by-product of the Telecommunications Group Sale rather than a reason for approving it; that they were appropriate under the circumstances; that they would be the result of an agreement that had been entered into, with the approval of the Board's Compensation Committee, in order to secure the continued services of a key individual during the period of inevitable uncertainty resulting from WJ's continued evaluation of its strategic alternatives; and that they did not detract from the benefits WJ would realize from the Telecommunications Group Sale.

OPINION OF WJ'S FINANCIAL ADVISOR

    CIBC World Markets acted as WJ's exclusive financial advisor in connection with the process of pursuing the sale of WJ in its entirety or its component businesses (other than the sale of the Semiconductor Equipment Group). In that capacity, CIBC World Markets advised WJ in connection with the Telecommunications Group Sale. On August 17, 1999, at a meeting of the WJ Board held to evaluate the proposed Telecommunications Group Sale, CIBC World Markets rendered an oral opinion, which was confirmed by delivery of a written opinion dated August 17, 1999, to the effect that, as of that date and based on and subject to the matters described in its opinion, the estimated cash consideration of $57.9 million to be received by WJ in the Telecommunications Group Sale was fair, from a financial point of view, to WJ.

    The full text of the written opinion of CIBC World Markets dated August 17, 1999, which describes the assumptions made, matters considered and limitations on the review undertaken, is attached as Appendix B and is incorporated into this proxy statement by reference. CIBC World Markets has consented to the inclusion of the full text of its written opinion as Appendix B to this proxy statement. In giving this consent, CIBC World Markets does not admit that it comes within the category of persons whose consent is required under the Federal securities laws or the rules and regulations adopted by the Securities and Exchange Commission under those laws. CIBC World Markets also does not admit that, with respect to any part of this proxy statement, it is an "expert" within the meaning of that term under those laws, rules or regulations.

    THE OPINION OF CIBC WORLD MARKETS IS DIRECTED TO THE WJ BOARD AND ADDRESSES ONLY THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, TO WJ OF THE ESTIMATED CASH CONSIDERATION OF $57.9 MILLION TO BE RECEIVED BY WJ AT THE CLOSING OF THE TELECOMMUNICATIONS GROUP SALE AND NOT THE FINAL PURCHASE PRICE THAT WJ WILL RECEIVE UNDER THE POST-CLOSING PURCHASE PRICE ADJUSTMENT FORMULA IN THE TELECOMMUNICATIONS GROUP SALE AGREEMENT. THE OPINION OF CIBC WORLD MARKETS DOES NOT ADDRESS ANY OTHER TERMS OF THE TELECOMMUNICATIONS GROUP SALE AGREEMENT OR ANY OTHER ASPECT OF THE TELECOMMUNICATIONS GROUP SALE. THE OPINION OF CIBC WORLD MARKETS DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREOWNER AS TO ANY MATTER RELATING TO THE TELECOMMUNICATIONS GROUP SALE PROPOSAL. THE FOLLOWING DISCUSSION OF THE OPINION OF CIBC WORLD MARKETS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

    In connection with its role as WJ's financial advisor, and in arriving at its opinion, CIBC World Markets:

    - reviewed an August 16, 1999 draft of the Telecommunications Group Sale Agreement;

    - reviewed audited financial statements for WJ for the fiscal year ended December 31, 1998;

    - reviewed unaudited financial statements for the Telecommunications Group Business for the fiscal year ended December 31, 1998 and the six-month period ended June 25, 1999;

    - reviewed financial projections for the Telecommunications Group Business prepared by the senior management of WJ and the management of the Telecommunications Group Business;

    - held discussions with the senior management of WJ, the management of the Telecommunications Group Business and representatives of BAe North America with respect to the business and prospects for future growth of the Telecommunications Group Business;

    - reviewed and analyzed publicly available financial data for companies with operations it deemed comparable to the Telecommunications Group Business;

    - performed a discounted cash flow analysis of the Telecommunications Group Business using assumptions of future performance provided it by the senior management of WJ and the management of the Telecommunications Group Business;

    - reviewed and analyzed publicly available information for transactions that it deemed comparable to the Telecommunications Group Sale;

    - reviewed public information concerning the Telecommunications Group Business;

    - at the direction of WJ, approached and held discussions with third parties to solicit indications of interest in the acquisition of all or a part of WJ, including the Telecommunications Group Business; and

    - performed such other analyses and reviewed such other information as CIBC World Markets deemed appropriate.

    In rendering its opinion, CIBC World Markets relied on and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with it by WJ and its employees, representatives and affiliates.

    With respect to forecasts of future financial condition and operating results of the Telecommunications Group Business provided to or discussed with CIBC World Markets, CIBC World Markets assumed, at the direction of the senior management of WJ and the management of the Telecommunications Group Business, without independent verification or investigation, that the forecasts were reasonably prepared on bases reflecting the best available information, estimates and judgments of the senior management of WJ and the management of the Telecommunications Group Business.

    CIBC World Markets also assumed, with WJ's consent, that in the course of obtaining the necessary regulatory and third party consents for the Telecommunications Group Sale, no delay or restriction would be imposed that would have a material adverse effect on the contemplated benefits to WJ of the Telecommunications Group Sale. Representatives of WJ advised CIBC World Markets, and CIBC World Markets further assumed, that the final terms of the Telecommunications Group Sale would not vary materially from the terms set forth in the draft of the Telecommunications Group Sale Agreement reviewed by CIBC World Markets. (WJ does not consider that there is any material variance between the final terms of the Telecommunications Group Sale Agreement and the draft reviewed by CIBC World Markets.)

    CIBC World Markets did not make or obtain any independent evaluations or appraisals of the assets or liabilities of the Telecommunications Group Business, WJ or affiliated entities. CIBC World Markets did not express any opinion as to the underlying valuation, future performance or long-term viability of the Telecommunications Group Business, or the price at which shares of WJ common stock would trade after announcement of the signing of the Telecommunications Group Sale Agreement or the closing of the Telecommunications Group Sale.

    The opinion of CIBC World Markets was necessarily based on the information available to it and general economic, financial and stock market conditions and circumstances existing, and as could be evaluated by CIBC World Markets, on the date of its opinion. Although subsequent developments may affect its opinion, it does not have any obligation to update, revise or reaffirm its opinion. No other instructions or limitations were imposed by the WJ Board upon CIBC World Markets with respect to the investigations made or the procedures followed by CIBC World Markets in rendering its opinion.

    The following is a summary of the material analyses performed by CIBC World Markets in connection with its opinion to the WJ Board dated August 17, 1999:

    SELECTED COMPANIES ANALYSIS. CIBC World Markets compared financial and stock market information for WJ and the following 10 selected publicly held large capitalization companies (companies with a market capitalization of $700 million or more) and small capitalization companies (companies with a market capitalization of less than $300 million) in the defense telecommunications industry, with particular focus on the small capitalization companies since WJ also is a small capitalization company:

       LARGE CAPITALIZATION COMPANIES                SMALL CAPITALIZATION COMPANIES
--------------------------------------------  --------------------------------------------
    -      Alliant Techsystems Inc.               -      Applied Signal Technology, Inc.
    -      General Dynamics Corporation           -      DRS Technologies, Inc.
    -      Harris Corporation                     -      EDO Corporation
    -      L-3 Communications Corporation         -      ESCO Electronics Corporation
    -      Litton Industries Inc.                 -      FLIR Systems, Inc.

    CIBC World Markets reviewed enterprise values (calculated as equity market value, plus debt, less cash) as multiples of, among other things, latest
12 months and estimated calendar years 1999 and 2000 revenues and earnings before interest, taxes, depreciation and amortization, commonly referred to as "EBITDA." All multiples were based on closing stock prices on August 13, 1999. Estimated financial data for the selected companies were based on publicly available research analysts' estimates and estimated financial data for the Telecommunications Group Business were based on internal estimates of the senior management of WJ and the management of Telecommunications Group. Latest
12 months EBITDA data were not considered meaningful due to operating losses of the Telecommunications Group Business for this financial statistic. Application of selected multiples of latest 12 months revenues and estimated calendar years 1999 and 2000 revenues and EBITDA derived for the selected small capitalization companies to corresponding financial statistics of the Telecommunications Group Business indicated an implied enterprise reference range for the Telecommunications Group Business of approximately $13,165,000 to $43,928,000, as compared to the estimated cash consideration of $57.9 million to be received by WJ in the Telecommunications Group Sale.

    SELECTED TRANSACTIONS ANALYSIS. CIBC World Markets reviewed the purchase prices and implied transaction multiples in the following 18 selected transactions in the defense telecommunications industry.

                       ACQUIROR                                           TARGET
------------------------------------------------------  -------------------------------------------
    -      General Dynamics Corporation                 GTE Government Systems Corporation
    -      L-3 Communications Corporation               Interstate Electronics Corporation
    -      L-3 Communications Corporation               AYDIN CORP.
    -      Northrop Grumman Corporation                 California Microwave, Inc.
    -      L-3 Communications Corporation               Microdyne Corporation
    -      L-3 Communications Corporation               SPD TECHNOLOGIES, INC.
    -      Litton Industries Inc.                       Denro Inc.
    -      DRS Technologies, Inc.                       NAI TECHNOLOGIES, INC.
    -      L-3 Communications Corporation               AlliedSignal, Inc. (Ocean Systems Business
                                                          Unit)
    -      L-3 Communications Corporation               ILEX Systems, Inc.
    -      General Dynamics Corporation                 Computing Devices International (Unit of
                                                          Ceridian Corporation)
    -      ITT Industries, Inc.                         Kaman Sciences Corporation
    -      General Dynamics Corporation                 Lucent Technologies, Inc. (ATS Division)
    -      Mentmore Holdings Corporation                Watkins-Johnson Company
    -      Northrop Grumman Corporation                 Logicon Inc.
    -      Tracor, Inc.                                 AEL Industries, Inc.
    -      GEC UK-Marconi Electronic Systems            Hazeltine Corporation (Division of ESCO
             Corporation                                  Electronics)
    -      Raytheon Company                             E-Systems, Inc.

    CIBC World Markets reviewed enterprise values in the selected transactions as multiples of, among other things, latest 12 months revenues and EBITDA. All multiples were based on publicly available information at the time of announcement of the relevant transaction. Latest 12 months EBITDA data were not considered meaningful due to operating losses of the Telecommunications Group Business for this financial statistic. Application of the selected multiples of latest 12 months revenues derived for the selected transactions to corresponding financial statistics of the Telecommunications Group Business indicated an implied enterprise reference range for the Telecommunications Group Business of approximately $32,173,000 to $52,281,000, as compared to the estimated cash consideration of $57.9 million to be received by WJ in the Telecommunications Group Sale.

    DISCOUNTED CASH FLOW ANALYSIS. CIBC World Markets performed a discounted cash flow analysis to estimate the present value of the unlevered, after-tax free cash flows that the Telecommunications Group Business could generate for fiscal years 1999 through 2003, based on internal estimates of the senior management of WJ and the management of Telecommunications Group. The range of estimated terminal values for the Telecommunications Group Business was calculated by applying terminal value multiples ranging from 6.0x to 8.0x to the projected fiscal year 2003 EBITDA of the Telecommunications Group Business. The present value of the cash flows and terminal values were calculated using discount rates ranging from 14.0% to 16.0%, with particular focus on a discount rate of 15.0%. The range of estimated terminal values for the Telecommunications Group Business was also calculated using estimated calendar year 2003 perpetuity growth rates of 5.0%, 6.0% and 7.0%, also discounted to present value using discount rates ranging from 14.0% to 16.0%, with particular focus on a discount rate of 15.0%. This analysis yielded an implied average enterprise reference range for the Telecommunications Group Business of approximately $31,351,000 to $37,767,000, as compared to the estimated cash consideration of $57.9 million to be received by WJ in the Telecommunications Group Sale.

    OTHER FACTORS. In rendering its opinion, CIBC World Markets also reviewed and considered, among other things:

    - historical and projected financial data for the Telecommunications Group Business; and

    - historical market prices for the shares of WJ common stock and the relationship between movements in the shares of WJ common stock, movements in the common stock of the selected large and small capitalization companies, movements in the S&P 500 Index and movements in the Nasdaq market.

    The above summary is not a complete description of the opinion of CIBC World Markets to the WJ Board or the financial analyses performed and factors considered by CIBC World Markets in connection with its opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Accordingly, a fairness opinion is not readily susceptible to summary description. CIBC World Markets believes that its analyses and the summary above must be considered as a whole and that selecting portions of its analyses and the factors it considered, without considering all analyses and the factors it considered, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

    In performing its analyses, CIBC World Markets considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of WJ. No company, business or transaction used in the analyses as a comparison is identical to WJ, the Telecommunications Group Business or the Telecommunications Group Sale, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions analyzed.

    The estimates contained in the analyses of CIBC World Markets and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, the analyses and estimates of CIBC World Markets are inherently subject to substantial uncertainty.

    The type and amount of consideration payable in the Telecommunications Group Sale were determined through negotiation between WJ and BAe North America. Although CIBC World Markets provided financial advice to WJ during the course of negotiations, the decision to enter into the Telecommunications Group Sale Agreement was solely that of the WJ Board. The opinion and financial analyses of CIBC World Markets were only one of many factors considered by the WJ Board in its evaluation of the Telecommunications Group Sale and should not be viewed as determinative of the views of the WJ Board or senior management with respect to the Telecommunications Group Sale or the consideration payable in the Telecommunications Group Sale.

    WJ selected CIBC World Markets based on its reputation, expertise, and familiarity with, and prior work for, WJ. CIBC World Markets is an internationally recognized investment banking firm and, as a customary part of its investment banking business, is regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes. Affiliates of CIBC World Markets have, in the past two years, provided financial advisory services to WJ for which they have received compensation. CIBC World Markets is currently acting as WJ's exclusive financial advisor with respect to the process of pursuing the sale of the rest of WJ, for which CIBC World Markets may receive additional compensation depending on the results of the process. In the ordinary course of business,

CIBC World Markets and its affiliates may actively trade the securities of WJ, The General Electric Company (which was the parent company of BAe (then Marconi) North America at the time CIBC World Markets advised WJ regarding, and rendered its opinion to the WJ Board with respect to, the Telecommunications Group Sale Agreement) and British Aerospace (BAe North America's parent company since November 29, 1999) for their own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    WJ has paid CIBC World Markets total fees of $800,000 for CIBC World Markets' financial advisory services to WJ since its initial engagement in September 1998, including its financial advisory services in connection with the WJ sale process in general and the Telecommunications Group Sale. In addition, WJ has agreed to reimburse CIBC World Markets for its reasonable travel and other out-of-pocket expenses, including reasonable fees and disbursements of counsel, related to those services and to indemnify CIBC World Markets and related parties against liabilities, including liabilities under the Federal securities laws, relating to, or arising out of, its engagement. Except for the fees and expense reimbursement referred to above in this paragraph, WJ has not paid CIBC World Markets or any of its affiliates any amounts in connection with services rendered by CIBC World Markets in the past two years.

INTERESTS OF WJ MANAGEMENT IN THE TELECOMMUNICATIONS GROUP SALE

    In connection with the March 1, 1999 announcement of the WJ Board's decision to pursue the sale of WJ in its entirety or its component businesses (see "THE TELECOMMUNICATIONS GROUP SALE--Background to the Telecommunications Group Sale" on pages 26 to 33), WJ announced a retention program for its employees, including the employees of the Telecommunications Group Business, to allay the uncertainty likely to be caused by the announcement and to encourage them to stay with WJ during the sale initiative. In the case of Robert G. Hiller, the President of the Telecommunications Group, this retention program was implemented by a letter agreement dated April 13, 1999. This retention agreement reflects the fact that the Telecommunications Group Sale will not constitute a change in control of WJ and therefore will not trigger the payment that would be due to Mr. Hiller under his separate severance agreement if his employment terminated after a change in control of WJ. In lieu of severance, Mr. Hiller will be entitled to receive certain cash payments when the Telecommunications Group Sale closes. Excluding payments that would have been made to him under his retention agreement if the Telecommunications Group Sale had closed during 1999 but to which he has become entitled, independently of his retention agreement, on account of his services during 1999, WJ estimates that the total amount
Mr. Hiller will receive under his retention agreement when the Telecommunications Group Sale closes will be approximately $305,000. The actual number will depend on the financial results of the Telecommunications Group Business for 1999 and therefore cannot be determined at present.

    Mr. Hiller does not expect to continue as a Telecommunications Group employee following the closing of the Telecommunications Group Sale but he expects to render consulting services to the Telecommunications Group for three months following the closing at his current salary. Whether or not Mr. Hiller continues to render services to the Telecommunications Group Business in any capacity after the closing of the Telecommunications Group Sale, his April 13, 1999 letter agreement provides that he will remain an employee of WJ, eligible to participate in those employee benefit plans available to WJ employees at large, until the earliest of: (i) the vesting, according to their normal vesting schedule, of his unvested WJ stock options; (ii) the occurrence of any event which causes the accelerated vesting of all his unvested WJ stock options according to their applicable terms; or (iii) either 12 months after the closing of a sale of the Telecommunications Group Business (if he remains an employee of the Telecommunications Group after the closing of the Telecommunications Group
Sale) or July 31, 2000 (if he does not remain an employee of the Telecommunications Group after the closing).

REGULATORY APPROVALS

    Completion of the Telecommunications Group Sale is conditioned on the receipt of all governmental permits, consents and approvals and the completion of all governmental filings, the absence of which could reasonably be expected to have a "TG Business Material Adverse Effect" as that term is defined in the Telecommunications Group Sale Agreement (see "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Conditions to Closing" on page 62). Although WJ and BAe Aerospace have agreed to use all reasonable commercial efforts to satisfy this condition, there can be no assurance regarding the timing or receipt of the required approvals.

    Set forth below is a summary of the material governmental approvals needed in order to complete the Telecommunications Group Sale, including those that were obtained before the date of this proxy statement. Based on information available to WJ, WJ believes the remaining conditions will be satisfied but WJ cannot assure this outcome. As noted earlier (see "SUMMARY--The Telecommunications Group Sale--PARTIES" on page 11), references to BAe North America and BAe Aerospace in this proxy statement cover the period when those companies were owned by The General Electric Company as well as the period since November 29, 1999, when British Aerospace became their indirect parent company.

    HART-SCOTT-RODINO ACT. In accordance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules adopted under that Act, WJ and The General Electric Company (which was then the ultimate parent of the buying entity because the pending Marconi Electronic Systems/British Aerospace had not yet closed) filed notifications with the Federal Trade Commission and the Antitrust Division of the Department of Justice on September 3, 1999. The thirty-day pre-closing waiting period imposed by the Act expired on October 3, 1999.

    Later, it became clear that the pending Marconi Electronic Systems/British Aerospace merger was likely to close (and, in fact, did close) before the Telecommunications Group Sale. Since that merger involved a change in the indirect ownership of BAe Aerospace from The General Electric Company to British Aerospace, British Aerospace and WJ made additional filings under the Hart-Scott-Rodino Act on November 18, 1999 to cover the indirect acquisition of the Telecommunications Group Business by British Aerospace (as the new ultimate parent company of BAe Aerospace). The waiting period applicable to that acquisition was terminated on December 3, 1999.

    At any time before or after the Telecommunications Group Sale is completed (even though the Hart-Scott-Rodino Act waiting period has expired), the Federal Trade Commission or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Telecommunications Group Sale, as could any state under its own antitrust laws. Private parties may also seek to take legal action under antitrust laws.

    EXON-FLORIO ACT. Under the Exon-Florio Act, the President of the United States is empowered to prohibit or suspend acquisitions of businesses engaged in interstate commerce by foreign persons if the President finds, after investigation, credible evidence that the foreign person might take action that threatens to impair the national security of the United States and that other provisions of existing law do not provide adequate or appropriate authority to protect national security. Such findings are not subject to judicial review.

    The President has delegated the authority to investigate transactions under the Exon-Florio Act to the Committee on Foreign Investment in the United States ("CFIUS"), an inter-agency committee chaired by the Department of Treasury. The Exon-Florio Act generally does not obligate the parties to a proposed acquisition to notify CFIUS of the transaction. However, if notice is not given the transaction remains indefinitely subject to review by the President under the Exon-Florio Act unless it is determined that CFIUS does not have jurisdiction over the transaction.

    In light of these provisions and because The General Electric Company, which was then the indirect owner of BAe Aerospace, is a United Kingdom corporation, the Telecommunications Group Sale Agreement provided for WJ and BAe Aerospace to file a notice under the Exon-Florio Act. The parties made the filing on October 7, 1999. On November 8, 1999 CFIUS advised the parties that, based on the information submitted, CFIUS had determined that there were no issues of national security sufficient to warrant an investigation under the Exon-Florio Act and that action under the Act was concluded with respect to the Telecommunications Group Sale.

    BAe North America has advised WJ that the Exon-Florio review process relating to the then-pending (and subsequently completed) BAe Electronic Systems/British Aerospace merger was successfully concluded in July 1999. In their Exon-Florio filing for the Telecommunications Group Sale, the parties advised CFIUS that, if the BAe Electronic Systems/British Aerospace merger and the Telecommunications Group Sale were both completed (whichever occurred first), the Telecommunications Group Business would be indirectly owned by British Aerospace. BAe North America has advised WJ that the CFIUS staff told British Aerospace and The General Electric Company that no new filing would be required under the Exon-Florio Act for the Telecommunications Group Sale even if it did not close until after the completion of the BAe Electronic Systems/British Aerospace merger. Accordingly, the Exon-Florio process has been completed with respect to the Telecommunications Group Sale.

    NATIONAL INDUSTRIAL SECURITY PROGRAM. Transactions in which a non-U.S. party will acquire a U.S. business with classified U.S. government contracts and related security clearances are subject to review under the U.S. government National Industrial Security Program. If a transaction will result in such a U.S. business being deemed to be under Foreign Ownership, Control or Influence ("FOCI"), a negation plan designed to ensure that there is no undue foreign control or influence over any classified U.S. government contracts and related security clearances must be submitted to, and approved by, the cognizant U.S. government agency or agencies.

    The Telecommunications Group Business currently performs classified U.S. government contracts under a facility clearance issued by the Department of Defense to the Telecommunications Group's facility in Gaithersburg, Maryland. Because BAe Aerospace is indirectly owned by a UK company, the Department of Defense must be notified of the Telecommunications Group Sale and an acceptable FOCI negation plan must be implemented at the cleared facility.

    BAe North America has advised WJ that it maintains a facility security clearance under a special security agreement approved by the Department of Defense. BAe North America placed Tracor under this agreement in satisfying the FOCI negation requirements for its Tracor acquisition in 1998 and it has advised WJ that, in light of the successful conclusion of the Exon-Florio process applicable to the Telecommunications Group Sale (see pages 44 to 45), it believes the FOCI negation requirements applicable to the Telecommunications Group Sale have been satisfied. It has also told WJ it expects that, following the closing of the Telecommunications Group Sale, the Telecommunications Group Business will continue to maintain its current facility security clearance and to be cleared to perform on classified contracts acquired from WJ as well as future classified government projects.

    In addition, BAe North America has advised WJ that, in light of the completion of the BAe Electronic Systems/British Aerospace merger, British Aerospace will be reflected as the ultimate parent of BAe North America for security clearance purposes and BAe North America's special security agreement will be revised as required to remain in compliance with the National Industrial Security Program. BAe North America has also told WJ that BAe North America believes the completion of the BAe Electronic Systems/British Aerospace merger will not affect BAe Aerospace's ability to complete the Telecommunications Group Sale in compliance with the FOCI negation requirements.

    EXPORT CONTROL LICENSES. Under the International Traffic in Arms Regulations, a manufacturer or exporter of items classified on the U.S. Munitions List must register with the State Department's Office of Defense Trade Controls ("ODTC"). The registration for the Telecommunications Group Business is valid until May 2000 and must be renewed by then to remain in effect.

    A registrant must notify ODTC at least 60 days before the intended sale or transfer of the registrant or any of its "entities" (which, for this purpose, includes the Telecommunications Group) to a "foreign person," which includes a foreign corporation. Although a subsidiary of a foreign corporation, such as BAe Aerospace, is not specifically included as a "foreign person," WJ nonetheless gave ODTC notice of the Telecommunications Group Sale on September 27, 1999, for various reasons, including avoiding a potential delay in the future. This notification was intended to permit ODTC to determine whether the Telecommunications Group Sale will involve the sale or transfer of items, services or technical data to a party for which export authorization should be denied for foreign policy reasons. In its notification, WJ advised ODTC that BAe North America and its subsidiaries were included in the then-proposed (now completed) BAe Electronic Systems/British Aerospace merger and that the review of that merger under the Exon-Florio Act had been successfully concluded in July 1999. The 60-day notice period expired on November 26, 1999 without ODTC raising any objection. Accordingly, unless the ODTC were to take a contrary position, no further pre-closing action is required under the International Traffic in Arms Regulations to enable the parties to close the Telecommunications Group Sale.

CONTRACT CONSENTS

    A number of WJ's important customer contracts and other agreements relating to the Telecommunications Group Business cannot be assigned by WJ without the consent of the other party. As indicated in "THE TELECOMMUNICATIONS GROUP SALE--Contract Consents" on page 46, those contracts with the United States government relating to the Telecommunications Group Business where WJ is the prime contractor are subject to a novation process under the Federal Acquisition Regulation and this process cannot be completed until after the closing of the Telecommunications Group Sale. Before the closing, WJ and BAe Aerospace intend to enter into a subcontract (which will not require governmental approval) under which, following the closing and pending the subsequent completion of the novation process, BAe Aerospace will perform WJ's obligations under those prime government contracts on behalf of WJ on terms consistent with the assignment of those contracts to BAe Aerospace as part of the closing (see "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Included and Excluded Liabilities" on pages 51 to 52 and "Escrow Fund and Indemnification Obligations" on pages 53 to
55). In the case of other contracts and agreements which require consent to assignment from the other parties, the required consents are being requested before the closing but WJ cannot assure their receipt.

    BAe Aerospace's (but not WJ's) obligation to close the Telecommunications Group Sale is conditioned on receipt of all these consents except where the absence of a consent could not, individually or in the aggregate, reasonably be expected to have a "TG Business Material Adverse Effect," as defined in the Telecommunications Group Sale Agreement (see "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Conditions to Closing--CONDITIONS TO BAE AEROSPACE'S OBLIGATION TO CLOSE" on page 62).

    Under the form of novation agreement prescribed by the Federal Acquisition Regulation, WJ will likely be required to guarantee BAe Aerospace's assumed obligations on the prime government contracts relating to the Telecommunications Group Business. In the case of the other contracts to be assumed by BAe Aerospace which require consent to assignment from the other parties, such consent is being requested on terms that will relieve WJ from those post-closing obligations that are to be assumed by BAe Aerospace. In any event, if the Telecommunications Group Sale is completed WJ will be entitled to indemnification from BAe Aerospace under all assigned contracts (including government contracts) to the extent described in "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Escrow Fund and Indemnification Obligations" on pages 53 to 55 and this obligation will be reflected in the subcontract referred to above.

    BAe Aerospace has advised WJ that none of its contracts with third parties requires any consent in order for it to be able to complete the Telecommunications Group Sale.

FINANCING

    BAe Aerospace has represented and warranted to WJ, in the Telecommunications Group Sale Agreement, that it has, and will provide, all funds necessary to complete the Telecommunications Group Sale upon the terms and conditions set forth in the Telecommunications Group Sale Agreement. BAe Aerospace has also represented and warranted to WJ that it will not use any assets of the Telecommunications Group Business to secure any indebtedness in providing such funds.

FEDERAL INCOME TAX CONSEQUENCES

    WJ will recognize gain or loss for Federal income tax purposes from the Telecommunications Group Sale. WJ's gain or loss will be measured on an asset-by-asset basis by the difference between WJ's tax basis in each asset sold and the portion of the purchase price allocable to that asset under
Section 1060 of the Internal Revenue Code. A portion of the gain or loss on sale will be ordinary income or loss and a portion may be capital gain or loss. A corporation's capital losses may not be used to offset its ordinary income but there is currently no preferential tax rate for corporate capital gain. WJ may offset any gain recognized on the Telecommunications Group Sale by unrelated deductions and operating losses or loss carry forwards. Although the exact amount of taxable gain or loss cannot be known until the Telecommunications Group Sale is completed and the parties have finalized the allocation of the purchase price to the various assets sold, WJ expects that the transaction will generate gain for Federal income tax purposes on which $14-15 million in Federal income tax will be due (see "PRO FORMA FINANCIAL INFORMATION" on pages 67 to 73).

    Because BAe Aerospace will pay all of the purchase price for the Telecommunications Group Business to WJ and none of it will be distributed to the WJ shareowners as part of the Telecommunications Group Sale, they will not recognize gain or loss in the Telecommunications Group Sale.

    THIS DISCUSSION IS A GENERAL AND ABBREVIATED SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS AFFECTING WJ AND ITS SHAREOWNERS, AND IS BASED ON AN INTERPRETATION OF EXISTING LAW. THE DISCUSSION DOES NOT ADDRESS NON-FEDERAL TAX CONSEQUENCES. WJ WILL NOT OBTAIN AN OPINION OF TAX COUNSEL OR AN INTERNAL REVENUE SERVICE RULING REGARDING THE TAX TREATMENT OF THE TELECOMMUNICATIONS GROUP SALE.

ACCOUNTING TREATMENT

    After the closing, WJ expects the Telecommunications Group Business to be reflected in WJ's financial statements as a discontinued operation under Accounting Principles Board Opinion No. 30. See "PRO FORMA FINANCIAL INFORMATION on pages 67 to 73.

CERTAIN PROJECTED FINANCIAL INFORMATION

    WJ does not as a matter of course make public forecasts or projections as to its future financial performance or publish historical financial information about its component businesses on a non-consolidated basis. However, in connection with the process of soliciting buyers for WJ and its component businesses, WJ prepared certain financial projections about the Telecommunications Group Business. WJ made those projections available, together with certain historical unconsolidated financial information about the Telecommunications Group Business, to potential bidders that had signed confidentiality agreements with WJ, including BAe North America.

    THE FOLLOWING FINANCIAL INFORMATION IS BEING INCLUDED IN THIS PROXY STATEMENT ONLY BECAUSE IT WAS FURNISHED TO BAE NORTH AMERICA IN CONNECTION WITH THE DISCUSSIONS GIVING RISE TO THE TELECOMMUNICATIONS GROUP SALE AGREEMENT. THE INFORMATION WAS NOT PREPARED FOR PUBLICATION OR WITH A VIEW TO COMPLYING WITH THE PUBLISHED GUIDELINES OF THE SECURITIES AND EXCHANGE COMMISSION REGARDING PROJECTIONS OR WITH THE GUIDE FOR PROSPECTIVE FINANCIAL STATEMENTS ISSUED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS, NOR WAS IT AUDITED OR REVIEWED BY WJ'S INDEPENDENT ACCOUNTING FIRM OR ANY OTHER INDEPENDENT ACCOUNTING FIRM.

    THE FOLLOWING PROJECTED FINANCIAL INFORMATION NECESSARILY REFLECTS NUMEROUS ASSUMPTIONS WITH RESPECT TO GENERAL BUSINESS AND ECONOMIC CONDITIONS AND OTHER MATTERS, MANY OF WHICH ARE INHERENTLY UNCERTAIN OR BEYOND WJ'S CONTROL, AND DOES NOT TAKE INTO ACCOUNT ANY CHANGES TO THE TELECOMMUNICATIONS GROUP BUSINESS WHICH MAY RESULT FROM THE TELECOMMUNICATIONS GROUP SALE.

    IT IS NOT POSSIBLE TO PREDICT WHETHER THE ASSUMPTIONS MADE IN PREPARING THE FOLLOWING PROJECTED FINANCIAL INFORMATION WILL PROVE TO BE CORRECT. ACTUAL RESULTS MAY PROVE TO BE MATERIALLY HIGHER OR LOWER THAN THOSE CONTAINED IN THE PROJECTIONS. THE INCLUSION OF THIS INFORMATION SHOULD NOT BE REGARDED AS AN INDICATION THAT ANYONE WHO RECEIVED THIS INFORMATION, OR ANYONE WHO PREPARED OR FURNISHED IT, CONSIDERED IT A RELIABLE PREDICTOR OF FUTURE EVENTS, AND THIS INFORMATION SHOULD NOT BE RELIED ON AS SUCH. WJ DOES NOT ASSUME ANY RESPONSIBILITY FOR THE VALIDITY, REASONABLENESS, ACCURACY OR COMPLETENESS OF THE PROJECTED FINANCIAL INFORMATION, AND WJ HAS MADE NO REPRESENTATION TO BAE NORTH AMERICA OR ANY OTHER PERSON REGARDING SUCH INFORMATION.

    Set forth below is a summary of estimated selected projected income statement information for the Telecommunications Group Business provided by WJ to BAe North America as described above. For comparative purposes only, also included below is certain unaudited unconsolidated historical financial information with respect to the Telecommunications Group Business for fiscal 1996 through 1998:

                     THE TELECOMMUNICATIONS GROUP BUSINESS

                                             UNAUDITED HISTORICAL RESULTS FOR     UNAUDITED ESTIMATES FOR THE
                                                THE YEAR ENDED DECEMBER 31,         YEAR ENDING DECEMBER 31,
                                             ---------------------------------   ------------------------------
                                               1996        1997        1998        1999       2000       2001
                                             ---------   ---------   ---------   --------   --------   --------
                                                                       (IN THOUSANDS)
Revenues...................................   $64,050     $73,643    $ 51,651    $45,135    $50,000    $54,000
Cost of goods sold.........................    41,704      39,967      41,098     28,512     30,196     32,398
Gross profit...............................    22,346      33,676      10,553     16,623     19,804     21,602
Profit (loss) before interest, taxes,
  corporate allocations and
  adjustments(1)...........................     2,959       8,565     (12,168)     4,667      6,270      6,952
Earnings (loss) before interest, taxes and
  depreciation(1)..........................     2,848       8,520     (12,159)     4,724      6,155      6,686
Earnings (loss) before interest and
  taxes(1).................................     1,703       7,126     (13,895)     3,092      4,520      5,062
Total capital expenditures(2)..............     2,681       4,138       1,632      1,350      1,400      1,400

------------------------

(1) Results included charges for restructuring of operations, termination of a product line called Base2-TM- in 1998 and write-down of nonproductive assets. These charges totaled $6,330 in 1996, $10,380 in 1997 and $13,158 in 1998.

(2) Capital expenditures included Base2-TM- amounts.

                  THE TELECOMMUNICATIONS GROUP SALE AGREEMENT

    THE FOLLOWING SECTION SUMMARIZES THE MATERIAL TERMS OF THE TELECOMMUNICATIONS GROUP SALE AGREEMENT, A COPY OF WHICH IS INCLUDED IN THIS PROXY STATEMENT AS APPENDIX A AND INCORPORATED INTO THIS SUMMARY BY REFERENCE. WE URGE YOU TO READ THE WHOLE TELECOMMUNICATIONS GROUP SALE AGREEMENT FOR MORE DETAILED INFORMATION ON THE TERMS AND CONDITIONS OF THE TELECOMMUNICATIONS GROUP SALE.

PARTIES

    For a description of the parties to the Telecommunications Group Sale Agreement, see "SUMMARY--The Telecommunications Group Sale--PARTIES" on page 11.

    In the original version of the Telecommunications Group Sale Agreement signed on August 18, 1999, WJ agreed to sell the Telecommunications Group Business to Tracor, the direct parent of BAe Aerospace, because BAe North America had designated Tracor as the buyer. Subsequently, on September 27, 1999, Tracor assigned its rights and obligations under the original version to BAe Aerospace while remaining contractually obligated to WJ under the original version. The terms of the assignment appear on page A-42 of Appendix A. The original version was also amended and restated to reflect this assignment and to make other changes that did not alter the material provisions of the original version. It is the amended and restated version that is summarized below and appears in full as Appendix A to this proxy statement.

    For convenience, the following summary treats BAe Aerospace as the buyer and disregards Tracor's status as the original signatory and continuing obligor.

PURCHASE PRICE

    The estimated purchase price for the Telecommunications Group Business is $57,900,000, payable in cash. This amount will be paid at closing, less
$1 million that will be deposited by BAe Aerospace (as WJ's money) into an escrow fund to cover any post-closing claims against WJ for breaches of the Telecommunications Group Sale Agreement (see "Escrow Fund and Indemnification Obligations" on pages 53 to 55).

    The estimated purchase price will be subject to a physical inspection and count of inventory and equipment that will take place immediately before or after the closing. It will also be subject to a post-closing adjustment (either upwards or downwards) based on a comparison of the net asset amount shown in the unaudited June 25, 1999 balance sheet of the Telecommunications Group Business (adjusted to eliminate the Telecommunications Group Business' allocated share of certain company-wide WJ liabilities) to the net asset amount shown on the (similarly-adjusted) closing date balance sheet. WJ will be required to include, on the closing date balance sheet, certain liabilities associated with the Telecommunications Group Business (such as certain liabilities associated with transferred employees, as well as certain unpaid insurance premiums) in order for those liabilities to be assumed by BAe Aerospace (see "Included and Excluded Liabilities" on pages 51 to 53). WJ cannot determine, as of the date of this proxy statement, the effect of the post-closing purchase price adjustment or the amount it will ultimately receive for the Telecommunications Group Business (see "RISKS OF THE TELECOMMUNICATIONS GROUP SALE--Risks Associated with the Terms of the Telecommunications Group Sale" on pages 20 to 21).

    WJ is required to furnish the adjusted closing date balance sheet to BAe Aerospace within 30 days after the closing. BAe Aerospace will then have 35 days to review it and either accept it or challenge it. In the event of a challenge which is not reconciled by the parties, it will be resolved by a designated national independent accounting firm.

INCLUDED AND EXCLUDED ASSETS

    INCLUDED ASSETS. The assets to be included in the Telecommunications Group Sale will comprise substantially all of the assets owned or leased by, or licensed to, WJ as of the closing and used or held primarily in the operation or conduct of the Telecommunications Group Business. The parties have agreed to the following (non-exclusive) list of included assets under this general description:

    - all cash and cash equivalents of the Telecommunications Group Business, if WJ elects to include them;

    - all accounts receivable relating to the Telecommunications Group Business;

    - all unbilled receivables relating to the Telecommunications Group
      Business;

    - all inventory relating to the Telecommunications Group Business;

    - all fixed assets relating to the Telecommunications Group Business;

    - all prepaid assets relating to the Telecommunications Group Business;

    - the land and improvements constituting the headquarters of the Telecommunications Group Business in Gaithersburg, Maryland;

    - identified patents, trademarks and other intellectual property rights used in the Telecommunications Group Business;

    - the books and records relating to the Telecommunications Group Business, the included assets and the included liabilities (WJ will be entitled to retain confidential copies of these documents, to which it will be required to limit access);

    - WJ's rights under all customer agreements and pending written bids for business;

    - WJ's rights under certain identified licenses and permits used in the Telecommunications Group Business, to the extent those rights are assignable;

    - WJ's rights under two leases of real estate occupied by the Telecommunications Group Business;

    - WJ's rights under a performance bond related to an overseas contract; and

    - all other assets owned or leased by, or licensed to, WJ as of the closing and used, held for use or intended to be used primarily in the operation or conduct of the Telecommunications Group Business.

    EXCLUDED ASSETS. The parties have agreed that the following (non-exclusive) list of assets that will be excluded from the Telecommunications Group Sale:

    - all cash and cash equivalents of the Telecommunications Group Business, if WJ elects to exclude them;

    - certain intellectual property that is shared by the Telecommunications Group Business and WJ's Wireless Products Group, which will be licensed to BAe Aerospace for use in the Telecommunications Group Business (see "CROSS LICENSE AGREEMENT" on page 51);

    - certain identified insurance policies and the right to receive refunds of prepaid premiums for the post-closing period of coverage, unless WJ and BAe Aerospace agree before the closing that BAe Aerospace will acquire that coverage; and

    - the rights to the name "Watkins-Johnson," the initials "WJ" and any similar name and initials (except that, in connection with products, and related services and manuals, currently being commercialized in the Telecommunications Group Business, BAe Aerospace will receive a royalty-free perpetual worldwide license to use WJ's name and initials in reasonable conformity to WJ's past practice).

    CROSS LICENSE AGREEMENT. Certain of the intellectual property currently used in the Telecommunications Group Business is also used by WJ's Wireless Products Group. Under the Telecommunications Group Sale Agreement, some of this intellectual property will be sold to BAe Aerospace and the rest will be retained by WJ. Both categories will be licensed under a cross license agreement to be entered into at the closing substantially in the form of Exhibit B to the Telecommunications Group Sale Agreement (see pages A-B-1 to A-B-7 of Appendix A for the full text of the cross license agreement).

    Under the cross license agreement:

    - SHARED INTELLECTUAL PROPERTY SOLD TO BAE AEROSPACE: WJ will receive an irrevocable, fully paid-up, royalty-free, worldwide, perpetual exclusive license (with a right to sub-license and transferable to a specified extent) to apply this intellectual property outside the "field of use" of the Telecommunications Group Business.

    - SHARED INTELLECTUAL PROPERTY RETAINED BY WJ: BAe Aerospace will receive an irrevocable, fully paid-up, royalty-free, worldwide, perpetual license (with a right to sub-license and transferable to a specified extent) to apply this intellectual property in the "field of use" for which it is currently applied in the Telecommunications Group Business. The license will be exclusive as to certain of this intellectual property and non-exclusive as to the rest.

INCLUDED AND EXCLUDED LIABILITIES

    INCLUDED LIABILITIES. The parties have agreed that only the following liabilities of WJ will be assumed by BAe Aerospace:

    - all liabilities, obligations and commitments of WJ under the "Assigned Contracts" (as defined below) to the extent that those liabilities, obligations and commitments relate to the period either:

       -- after the closing; or

       -- at or before the closing and neither exceed $300,000 in total nor exist in violation of any of WJ's representations, warranties or covenants in the Telecommunications Group Sale Agreement;

       (The "Assigned Contracts" include the customer agreements and bids, licenses and permits, leases, intellectual property rights and other contractual entitlements that WJ will transfer to BAe Aerospace as included assets. See "THE TELECOMMUNICATIONS GROUP SALE--Contract Consents" on pages 46 to 47.)

    - all accounts payable arising out of the operation of the Telecommunications Group Business before the closing, but only up to the amount included in the adjusted closing date balance sheet;

    - all taxes attributable to the included assets (other than any transfer taxes payable as a result of the Telecommunications Group Sale, which will be equally split between WJ and BAe Aerospace) or the operation of the Telecommunications Group Business, where such taxes relate to:

       -- a taxable period ending on or before the closing date, but only where the taxes are included in the adjusted closing date balance sheet; or

       -- a taxable period beginning after the closing date; or

       -- the post-closing portion of a taxable period that "straddles" the closing date (I.E., that begins before the closing date and ends afterwards);

    - as to those Telecommunications Group employees who accept employment with BAe Aerospace, accrued and unpaid salary and profit sharing, and the cost of certain other pre-closing employee benefits, but only to the extent included in the adjusted closing date balance sheet;

    - up to $300,000, in any one year, of claims related to any product manufactured, shipped or sold, or any service rendered, by WJ in the ordinary course of the Telecommunications Group Business before the closing (the $300,000 annual limitation will be applied non-cumulatively on the basis of the year in which the claim is first notified in writing to BAe Aerospace, irrespective of the year in which it is resolved);

    - all unpaid insurance premiums on policies that are agreed to be included assets, but only to the extent included in the adjusted closing date balance sheet; and

    - all other WJ liabilities and obligations arising primarily out of the operation or conduct of the Telecommunications Group Business before the closing and not falling within any of the categories described above, except that BAe Aerospace will only assume the amount of these liabilities that either:

       -- was accurately disclosed to it in connection with the signing of the Telecommunications Group Sale Agreement;

       -- is included in the adjusted closing date balance sheet; or

       -- does not exceed, when combined with all other liabilities in this category that are first notified in writing to BAe Aerospace during the same year, a non-cumulative annual limit of $250,000.

    EXCLUDED LIABILITIES. Any WJ liability, obligation or commitment which is not listed as an included liability or is expressly excluded from the list of included liabilities is an excluded liability that will not be assumed by BAe Aerospace. By way of example only, the parties have agreed that to the following (non-exclusive) list of excluded liabilities:

    - any WJ liability arising primarily out of the operation or conduct of any business other than the Telecommunications Group Business;

    - any WJ liability that relates primarily to any excluded asset or that arises out of the ownership, operation, sale or disposition of any excluded asset by WJ;

    - all taxes attributable to the included assets or the operation of the Telecommunications Group Business that are not included liabilities; and

    - except for the specific obligations related to Telecommunications Group employees that are included liabilities, any liability under any employee plan, contract or arrangement with any Telecommunications Group employee including:

       -- the retention program that WJ adopted in March 1999 in conjunction with its decision to pursue the sale of WJ in its entirety or its component businesses (see "THE TELECOMMUNICATIONS GROUP
          SALE--Interests of WJ Management in the Telecommunications Group Sale" on page 43); and

       -- any WJ liability that relates to the employment, or termination of employment, of any Telecommunications Group employee before the closing or upon transfer to BAe Aerospace's employment.

CLOSING

    The closing of the Telecommunications Group Sale is scheduled to occur five business days after all the conditions in the Telecommunications Group Sale Agreement have been satisfied or waived (see "Conditions to Closing" on pages 61 to 63) or, if later, the next regular month-end closing of WJ's books for accounting and financial reporting purposes.

ESCROW FUND AND INDEMNIFICATION OBLIGATIONS

    INDEMNIFICATION BY WJ. WJ has agreed that, after the closing, it will indemnify BAe Aerospace and its officers, directors, employees, assigns, successors and affiliates against all liabilities, claims and damages incurred in connection with the following:

    - any breach of WJ's representations or warranties in the Telecommunications Group Sale Agreement or any certificate delivered by WJ at the closing;

    - any breach of WJ's covenants in the Telecommunications Group Sale Agreement; and

    - any liabilities not assumed by BAe Aerospace under the Telecommunications Group Sale Agreement (see "Included and Excluded Liabilities" on pages 51 to 53).

    In addition, WJ has agreed to indemnify BAe Aerospace against all taxes attributable to the assets sold to BAe Aerospace or the operation of the Telecommunications Group Business that are not included liabilities (see "Included and Excluded Liabilities" on pages 51 to 53), including any taxes imposed on the Telecommunications Group Business on account of its prior ownership by the consolidated group of which WJ has been a member before the closing date.

    The general rule is that WJ's total indemnification obligation will be limited to the $1 million that will be deposited from the estimated purchase price (as WJ's money) into an escrow fund at the closing. Interest on this fund will accrue for WJ's benefit and the entire fund will be released to WJ at the end of 90 days unless any indemnification claims are pending against WJ on that date. In that case, the maximum amount necessary to satisfy those claims (based on the amounts claimed) will be retained until the claims are resolved either by negotiation between the parties or under the arbitration provisions of the Telecommunications Group Sale Agreement. The escrow fund will be governed by the terms of an escrow agreement (see "ESCROW AGREEMENT" on page 55).

    The general rule limiting WJ's liability to the amount in the escrow fund will not apply to indemnification claims based on the following:

    - liabilities not assumed by BAe Aerospace under the Telecommunications Group Sale Agreement;

    - WJ's indemnification obligation for taxes attributable to the assets sold to BAe Aerospace or the operation of the Telecommunications Group Business;

    - damages based on WJ's fraud or willful breach of its representations or warranties contained in the Telecommunications Group Sale Agreement or in any certificate it delivers at the closing; and

    - any reduction in the estimated purchase price resulting from the post-closing adjustment formula contained in the Telecommunications Group Sale Agreement (see "Purchase Price" on page 49).

    WJ's indemnification obligations will, in most cases, terminate on the 90th day following the closing (I.E., the initial release date of the escrow fund).
However:

    - if any indemnification claim is pending on that date, it will survive until it is finally resolved;

    - WJ's indemnification obligations for taxes that are not included liabilities will continue until the expiration of the statute of limitation relevant for those taxes; and

    - WJ's indemnification obligations for other liabilities not assumed by BAe Aerospace under the Telecommunications Group Sale Agreement will survive forever.

    INDEMNIFICATION BY BAE AEROSPACE. BAe Aerospace has agreed that, after the closing, it will indemnify WJ and its officers, directors, employees, assigns, successors and affiliates against all damages incurred in connection with the following:

    - any breach of its representations or warranties contained in the Telecommunications Group Sale Agreement or any certificate it delivers at the closing;

    - any breach of its covenants in the Telecommunications Group Sale
      Agreement;

    - any liabilities it assumes under the Telecommunications Group Sale Agreement;

    - any of its liabilities or those of the Telecommunications Group Business that are attributable to any post-closing act, omission or event;

    - any WJ liabilities to the extent attributable to the post-closing conduct of the Telecommunications Group Business; and

    - any of its liabilities of that are not excluded liabilities (see "Included and Excluded Liabilities--EXCLUDED LIABILITIES" on page 52).

    In addition, BAe Aerospace has agreed to indemnify WJ against all taxes attributable to the assets sold to it or the operation of the Telecommunications Group Business for the following periods:

    - any taxable year or period commencing after the closing date; and

    - the post-closing portion of any taxable period that straddles the closing date.

    The general rule is that BAe Aerospace's indemnification obligations will be limited to a total of $1 million. However, this limitation will not apply to its obligations for the following:

    - any liabilities it assumes under the Telecommunications Group Sale Agreement;

    - any of its liabilities or those of the Telecommunications Group Business that are attributable to any post-closing act, omission or event;

    - any of its liabilities to the extent attributable to the conduct of the Telecommunications Group Business after the closing;

    - its indemnification obligation for taxes attributable to the assets sold to it or the post-closing operation of the Telecommunications Group Business; and

    - damages based on its fraud or willful breach of representations or warranties contained in the Telecommunications Group Sale Agreement or in any certificate it delivers at the closing.

    GENERAL LIMITATION ON LIABILITY. The general rule is that neither party will be liable for any indemnification unless and until the sum of all otherwise-indemnifiable amounts payable by it exceeds $250,000. In that case, subject to the other provisions of the Telecommunications Group Sale Agreement, the amount to be paid will be the entire amount of all indemnifiable claims, including the first $250,000.

    However, this $250,000 limit does not apply to the following:

    - claims against either party based on taxes;

    - any adjustment (upward or downward) in the estimated purchase price resulting from the post-closing adjustment formula;

    - claims against WJ based on liabilities not assumed by BAe Aerospace;

    - claims against BAe Aerospace based on any post-closing act, omission or event or the post-closing conduct of the Telecommunications Group Business; and

    - any claims against BAe Aerospace based on its non-excluded liabilities.

    CALCULATION OF LOSSES. The amount of any damages due under indemnification will be net of any amount actually recovered by the indemnified party under insurance policies in connection with the same loss. Damages will also be adjusted to take account of tax costs incurred, and tax benefits realized, by the indemnified party as a result of the receipt of the indemnification payment.

    ESCROW AGREEMENT. The escrow fund will be governed by an escrow agreement to be entered into at the closing substantially in the form of Exhibit A to the Telecommunications Group Sale Agreement (see pages A-A-1 to A-A-12 of
Appendix A for the full text of the escrow agreement). The matters addressed by the escrow agreement will include:

    - the appointment of the escrow agent (which has not yet been selected), and its powers and duties;

    - the equal sharing of the escrow agent's fees and expenses by WJ and BAe Aerospace;

    - permitted investments of the escrow fund;

    - the procedure for making claims against the escrow fund and resolving disputed claims in accordance with the arbitration provisions of the Telecommunications Group Sale Agreement; and

    - releases of amounts from the escrow fund to pay claims or on expiration of the escrow.

REPRESENTATIONS AND WARRANTIES

    REPRESENTATIONS AND WARRANTIES OF EACH PARTY. The Telecommunications Group Sale Agreement includes representations and warranties by each party relating to a number of matters, including the following:

    - its capitalization, organization and similar corporate matters;

    - its authorization, execution, and delivery of the Telecommunications Group Sale Agreement;

    - the enforceability of the Telecommunications Group Sale Agreement against it;

    - the consistency of the Telecommunications Group Sale Agreement with its charter documents and its contracts;

    - required consents and approvals for its execution, delivery and performance of the Telecommunications Group Sale Agreement;

    - the accuracy of the information supplied by it for inclusion in this proxy statement; and

    - the absence of litigation against it, material adverse events affecting it and conflicts with its other contracts.

    ADDITIONAL REPRESENTATIONS AND WARRANTIES OF WJ. WJ has made representations and warranties relating to a number of additional matters, including the following:

    - its compliance with laws (including, environmental laws), judgments and contracts affecting the Telecommunications Group Business;

    - the accuracy of its Securities and Exchange Commission filings;

    - its audited and unaudited consolidated financial information and the unaudited financial information for the Telecommunications Group Business;

    - transactions with its affiliates;

    - its unencumbered ownership of the assets to be sold to BAe Aerospace and their sufficiency for the operation of the Telecommunications Group Business.

    - the absence of any material liabilities relating to the Telecommunications Group Business;

    - employee and labor matters relating to the Telecommunications Group Business units;

    - tax matters relating to the Telecommunications Group Business;

    - the validity and enforceability of contracts material to the Telecommunications Group Business;

    - compliance with material government contracts relating to the Telecommunications Group Business;

    - insurance policies relating to the Telecommunications Group Business;

    - the status of the intellectual property used in the Telecommunications Group Business;

    - compliance with tariff laws, rules and regulations in connection with goods imported for use in the Telecommunications Group Business; and

    - the customers, suppliers and product warranty liabilities relating to the Telecommunications Group Business.

    ADDITIONAL REPRESENTATION BY BAe AEROSPACE. BAe Aerospace has represented and warranted that it has the funds necessary to consummate the Telecommunications Group Sale without having to incur any indebtedness.

CONDUCT OF THE TELECOMMUNICATIONS GROUP BUSINESS

    Except as contemplated by the Telecommunications Group Sale Agreement or agreed to in writing by BAe Aerospace, pending the closing WJ must:

    - conduct the Telecommunications Group Business in the ordinary course consistent with past practice; and

    - use commercially reasonable efforts to:

       -- preserve intact the Telecommunications Group Business;

       -- help keep available the services of the Telecommunications Group employees; and

       -- preserve the relationships of the Telecommunications Group Business with its customers and suppliers and its other significant business relations.

    In addition, WJ has agreed not to take certain actions regarding the Telecommunications Group Business before the closing, including the following:

    - increase the compensation or fringe benefits of any Telecommunications Group employees (except as required under existing plans, programs and contracts), grant them any severance or termination pay or establish any new plans for them (but it may, consistent with past practice, hire personnel in the ordinary course of the Telecommunications Group Business and provide them with appropriate benefits, subject to prior consultation with BAe Aerospace);

    - sell, lease, license, mortgage or otherwise encumber any of the assets to be sold to BAe Aerospace other than in the ordinary course of business consistent with past practice and in amounts that could not, individually or together, reasonably be expected to have a "TG Business Material Adverse Effect" (for the definition of this term, see Conditions to Closing--CONDITIONS TO BAE AEROSPACE'S OBLIGATION TO CLOSE" on pages 62 to
      63).

    - expend or commit funds related to the Telecommunications Group Business in excess of specified amounts;

    - adopt a plan of liquidation;

    - recognize any labor union for the Telecommunications Group employees (unless legally required to do so) or enter into any collective bargaining agreement relating to the Telecommunications Group Business;

    - change any of its accounting methods other than as a result of a change in U.S. generally accepted accounting principles or as recommended by its independent accountants and consented to by BAe Aerospace;

    - enter into contracts or commitments which contain payment obligations above specified levels, depending on the kind of contract; or

    - take any action that would make untrue any of its representations or warranties in the Telecommunications Group Sale Agreement.

RESTRICTIONS ON SOLICITATIONS

    OFFERS FOR THE TELECOMMUNICATIONS GROUP BUSINESS. WJ may not directly or indirectly, through any officer, director or agent:

    - solicit, initiate or encourage the submission of any proposal or offer relating to (and limited to) any acquisition or purchase of:

       -- all or any material portion of the assets of the Telecommunications
          Group Business (other than inventory in the ordinary course); or

       -- any equity interest in the Telecommunications Group Business; nor

    - solicit, participate in or initiate any negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any person to do or seek to do any of the foregoing.

    WJ has also agreed:

    - to discontinue all efforts to solicit purchasers of the Telecommunications Group Business; and

    - not to release any third party from any confidentiality or standstill agreement with WJ relating to the Telecommunications Group Business.

    SOLICITED OFFERS FOR WJ OR ITS OTHER BUSINESSES. WJ is permitted to continue its efforts to sell either WJ as an entirety or WJ's component businesses other than the Telecommunications Group Business. However, WJ's right to solicit and engage in such a "Non-Telecommunications Group Transaction" is subject to the following limitations:

    - WJ must inform all third parties from whom it solicits proposals for, and with which it negotiates, any Non-Telecommunications Group Transaction that it is bound by the Telecommunications Group Sale Agreement, including the prohibition on initiating offers for the Telecommunications Group Business and the other restrictions summarized under "OFFERS FOR THE TELECOMMUNICATIONS GROUP BUSINESS" above;

    - WJ is not permitted to solicit, initiate or encourage a proposal for, or enter into any agreement providing for, a Non-Telecommunications Group Transaction if:

       -- its terms would prevent WJ from completing the Telecommunications
          Group Sale; or

       -- it would involve the acquisition of control of WJ as an entirety prior to the completion of the Telecommunications Group Sale and its terms do not require WJ to comply with its obligations under the Telecommunications Group Sale Agreement and the related escrow agreement;

       and

    - WJ must discontinue all efforts to solicit, initiate or encourage any proposal that is inconsistent with the Telecommunications Group Sale Agreement and to inform other bidders who have signed confidentiality agreements that WJ has agreed with BAe Aerospace to cease soliciting and accepting any proposals involving the direct or indirect acquisition of the Telecommunications Group Business.

    In addition, if WJ is a party to a merger transaction in which it is not the surviving corporation, its rights and obligations under the Telecommunications Group Sale Agreement must be assigned to, and its obligations must be assumed by, the surviving corporation.

    UNSOLICITED INCONSISTENT OFFERS FOR WJ. The Telecommunications Group Sale Agreement does not prohibit WJ from informing its shareowners, and taking the actions permitted under the provisions described in "Recommendation of the WJ Board" below, if it receives an unsolicited written bona-fide proposal to consummate a transaction that would (directly or through an acquisition of WJ as an entirety) include the Telecommunications Group Business and preclude WJ from completing the Telecommunications Group transaction. However, WJ's right to take these actions is subject to the following limitations:

    - WJ must give BAe Aerospace prompt written notice of the inconsistent proposal and either a copy of it or a detailed summary of its material terms and a statement of the identity of the proponent; and

    - WJ is prohibited from directly or indirectly, through any officer, director, agent or otherwise, furnishing information to, or entering into discussions or negotiations with, the other bidder until after its shareowners have voted on the Telecommunications Group Sale Proposal and have failed to approve it.

RECOMMENDATION OF THE WJ BOARD

    As noted under "THE TELECOMMUNICATIONS GROUP SALE--The WJ Board's Reasons and Recommendations" on pages 33 to 38, the WJ Board recommends that shareowners vote "for" approval of the Telecommunications Group Sale Proposal.

    Under the Telecommunications Group Sale Agreement, if, and only if, the WJ Board, having been advised in writing by outside counsel, determines in good faith that its failure to act in the following manner could constitute a breach of its fiduciary duties to the WJ shareowners under California law, the Board may:

    - withdraw, modify or change its recommendation of the Telecommunications Group Sale Proposal; or

    - recommend that shareowners accept, or fail to recommend that they reject, a tender or exchange offer that is commenced by a party other than BAe Aerospace or any of its subsidiaries or affiliates, seeking to purchase 25% or more of the outstanding WJ shares on terms which do not expressly permit the Telecommunications Group Sale to be completed.

    However, if the Board takes any of these actions, BAe Aerospace will be entitled to terminate the Telecommunications Group Sale Agreement and be paid a termination fee of $2 million (see "Termination" and "Fees, Liquidated Damages and Expenses" on pages 63 to 64.

EMPLOYEE TRANSITION ARRANGEMENTS

    BAe Aerospace has informed WJ that it intends to give appropriate consideration to the employment of the current Telecommunications Group employees. However, BAe Aerospace is not obligated to continue the employment of any specific employee or maintain any particular benefit plan or program currently in effect for the Telecommunications Group employees.

    Before the closing, WJ must use its reasonable commercial efforts to assist BAe Aerospace in hiring those Telecommunications Group employees and consultants identified by BAe Aerospace. However, WJ is not required to offer any Telecommunications Group employee additional monetary or other inducements beyond those in place when the Telecommunications Group Sale Agreement was signed, all of which are to be borne by WJ.

    As indicated under "Included and Excluded Liabilities--EXCLUDED LIABILITIES" on page 52, several types of payment due to any of the Telecommunications Group employees on account of their employment by WJ before the closing, as well as any severance, termination or reduction-in-force payment payable directly as a result of the consummation of the Telecommunications Group Sale, are for WJ's account. WJ must indemnify BAe Aerospace against these costs and must also retain sponsorship and liability with respect to all of the benefit plans covering the Telecommunications Group employees prior to the closing.

COVENANT NOT TO COMPETE

    For three years after the closing, neither WJ nor any of its corporate affiliates may directly or indirectly:

    - manage or control a business which would be competitive with the Telecommunications Group Business (as it is being conducted on the closing date) anywhere in the world, except that this covenant does not apply to:

       -- another company which acquires control of WJ and continues in a competitive business in which it was engaged before the acquisition or develops any competitive business independently and without using any assets, properties or employees of the Telecommunications Group Business; or

       -- the exercise by any present or future WJ affiliate of rights held by that affiliate on the date of the Telecommunications Group Sale Agreement under any license agreement disclosed to BAe Aerospace;

    - solicit the services of any Telecommunications Group employees, except that this does not prohibit WJ from advertising for employment opportunities in general circulation publications; or

    - solicit any customer of the Telecommunications Group Business to become a customer of a competitive business.

ACCESS TO, AND CONFIDENTIALITY OF, INFORMATION

    ACCESS RIGHTS.  WJ must:

    - afford BAe Aerospace's officers, auditors and other agents reasonable access to:

       -- WJ's senior officers, agents, independent accountants, properties, offices and other facilities involved in the Telecommunications Group Business; and

       -- all books and records, and all financial, operating and other data, relating to the Telecommunications Group Business, the assets to be sold to BAe Aerospace and the liabilities to be assumed by it (subject to restrictions imposed by applicable law or contract);

    - make available, on reasonable notice, WJ's senior officers, independent accountants and (subject to all applicable privileges) outside counsel to confer on a regular basis with BAe Aerospace's officers regarding the ongoing operations of the Telecommunications Group Business, the implementation of the transactions contemplated by the Telecommunications Group Sale Agreement and other reasonably related matters;

    - furnish to BAe Aerospace, promptly following the closing of WJ's books each month, the unaudited financial statements of the Telecommunications Group Business for that month, prepared on a basis consistent with the preparation of the unaudited financial statements of the Telecommunications Group Business as of June 25, 1999 that were provided to BAe North America before the Telecommunications Group Sale Agreement was signed; and

    - promptly notify BAe Aerospace of any change in WJ's accounting methods (whether or not required by changes in US generally accepted accounting principles or recommended by WJ's independent accountants).

    CONFIDENTIALITY AND STANDSTILL OBLIGATIONS. BAe Aerospace has agreed that any non-public information it receives under the access provisions summarized above will be held in confidence under the restrictions of the confidentiality agreement dated March 31, 1999 between WJ and BAe North America. That agreement also precludes BAe North America and its affiliates, through September 2000, from initiating or participating in unsolicited acquisition efforts or proxy contest activities directed at WJ and from soliciting WJ's officers or senior level employees with whom it had contact during its due diligence investigation of WJ.

ADDITIONAL COVENANTS

    The parties have undertaken additional obligations including their covenants to do the following:

    - seek to satisfy the FOCI regulations (see "THE TELECOMMUNICATIONS GROUP SALE--Regulatory Approvals--NATIONAL INDUSTRIAL SECURITY PROGRAM" on pages 45 to 46);

    - cooperate in order to effect the novation of all of the government contracts of the Telecommunications Group Business that are subject to the Federal Acquisition Regulation (see "THE TELECOMMUNICATIONS GROUP SALE--Contract Consents" on pages 46 to 47 and "Conditions to Closing--CONDITIONS TO EACH PARTY'S OBLIGATIONS TO CLOSE" on page 61);

    - use their reasonable commercial efforts to cooperate in obtaining all other required governmental and private party consents;

    - notify one another promptly of the occurrence or non-occurrence of any event that would likely cause any of the notifying party's representations and warranties in the Telecommunications Group Sale Agreement to be materially untrue; and

    - notify one another promptly of any failure by the notifying party either to comply with any of its other covenants or to satisfy any condition to closing in any material respect.

CONDITIONS TO CLOSING

    CONDITIONS TO EACH PARTY'S OBLIGATION TO CLOSE. The obligations of the parties to complete the Telecommunications Group Sale are subject to the satisfaction or (to the extent permitted by applicable law) waiver of the following conditions:

    - approval and adoption of the Telecommunications Group Sale Proposal by the affirmative vote of the holders of the majority of the outstanding shares of WJ common stock entitled to vote at the special meeting;

    - the absence of any temporary restraining order, preliminary or permanent injunction or other court order or legal restraint or prohibition making the completion of the Telecommunications Group Sale unlawful;

    - the absence of any pending proceeding by any Federal, state, local or foreign governmental or regulatory body, agency or authority seeking any court order of the kind referred to above;

    - satisfaction of the regulatory approval requirements described in "THE TELECOMMUNICATIONS GROUP SALE AGREEMENT--Regulatory Approvals" on pages 44 to 46, including (in addition to the requirements of the Exon-Florio Act, which have been satisfied):

       -- clearance under the FOCI regulations for BAe Aerospace to own and operate those portions of the Telecommunications Group Business governed by those regulations, such clearance being either unconditional or subject only to such conditions as are customarily imposed under those regulations and are not, in BAe Aerospace's reasonable judgment, materially burdensome to it; and

       -- expiration or termination of the waiting period applicable under the Hart-Scott-Rodino Act without any objection by either the Federal Trade Commission or the Antitrust Division of the Department of Justice to the completion of the Telecommunications Group Sale;

       and

    - receipt of all other government approvals necessary for the completion of the Telecommunications Group Sale, other than those the absence of which could not, individually or together, reasonably be expected to have a "TG Business Material Adverse Effect" and, if any of those approvals imposes any condition, the satisfaction of that condition.

       -- Novation of WJ's prime government contracts relating to the Telecommunications Group Business is excluded from this condition because the Federal Acquisition Regulation does not provide for the novation process to be completed prior to the closing. WJ has agreed to assist BAe Aerospace in the process of continuing to seek novations after the closing, to the extent it reasonably requests such assistance, and BAe Aerospace has agreed to be primarily responsible for pursuing such novations.

    CONDITIONS TO BAe AEROSPACE'S OBLIGATION TO CLOSE. BAe Aerospace's obligation to complete the Telecommunications Group Sale is subject to the satisfaction of all of the following additional conditions, except to the extent lawfully waived by it:

    - WJ's representations and warranties in the Telecommunications Group Sale Agreement must be true and correct in all respects as of August 18, 1999 (the date the Telecommunications Group Sale Agreement was originally signed) and (except for those made only as of a specified date) as of the closing, and BAe Aerospace must have received WJ's certificate to that effect;

       -- WJ must also deliver to BAe Aerospace a confirmatory certificate under this condition;

       -- the correctness of WJ's representation and warranty concerning pending or threatened litigation is a closing condition only to the extent that the facts making it incorrect as of the closing date could, individually or together, reasonably be expected to have a "TG Business Material Adverse Effect;"

       -- one of WJ's representations and warranties is that (except as disclosed in a WJ filing with the Securities and Exchange Commission made on or before July 30, 1999 or as disclosed to BAe Aerospace before the Telecommunications Group Sale Agreement was signed) no "TG Business Material Adverse Effect" has occurred since June 25, 1999. This representation and warranty was not made as of a specified date and therefore it must continue to be true at the closing. Accordingly, the occurrence of a "TG Business Material Adverse Effect" before the closing would result in this condition to BAe Aerospace's obligation to close not being satisfied;

       -- the term "TG Business Material Adverse Effect" is defined in
          Section 3.1(a) of the Telecommunications Group Sale Agreement (see page A-6 of Appendix A) to include two alternate tests:

           (1) whether there has been an adverse change in, or effect on, the business, results of operations or condition (financial or other) of the Telecommunications Group Business that, alone or together with other similar changes, has a reasonably estimable value of at least $1,279,000 (this minimum is to be measured by reference to operating profit determined in accordance with U.S. generally accepted accounting principles applied consistently with the unaudited financial statements of the Telecommunications Group Business as to which WJ made representations and warranties to BAe Aerospace in the Telecommunications Group Sale Agreement); or

           (2) whether there has been any debarment order issued by the U.S. Government precluding WJ from bidding on any present or future government contract relating to the Telecommunications Group Business or any written allegation that could (in light of all relevant facts and circumstances, including WJ's position with respect to such allegation) be reasonably viewed as likely to result in any such debarment order.

    - WJ must have performed all obligations it is required to perform under the Telecommunications Group Sale Agreement at or before the closing with such exceptions as, either individually or together, have not constituted, and could not reasonably be expected to have, a Telecommunications Group Business Material Adverse Effect;

       -- WJ must also deliver to BAe Aerospace a confirmatory certificate under this condition;

       -- no exceptions are permitted as to certain obligations related to the sale of Telecommunications Group's headquarters real estate to BAe Aerospace;

    - all intercompany payables on WJ's books relating to the Telecommunications Group Business must have been paid or canceled;

    - WJ and the escrow agent must have signed the escrow agreement;

    - WJ must have delivered specified title and survey documents in connection with the headquarters real estate of the Telecommunications Group Business;

    - WJ must have signed the cross license agreement;

    - WJ must have tendered all the other documents it is required to deliver to BAe Aerospace at the closing; and

    - all consents and approvals from non-governmental parties to contracts with WJ or BAe Aerospace which are necessary for the consummation of the Telecommunications Group Sale must have been received, other than those the absence of which could not, individually or together, reasonably be expected to have a Telecommunications Group Business Material Adverse Effect, and any conditions to those approvals must have been satisfied (see "THE TELECOMMUNICATIONS GROUP SALE--Contract Consents" on pages 46 to
      47).

    CONDITIONS TO WJ'S OBLIGATION TO CLOSE. WJ's obligation to complete the Telecommunications Group Sale is subject to the satisfaction of all of the following additional conditions except to the extent lawfully waived by it:

    - BAe Aerospace's representations and warranties in the Telecommunications Group Sale Agreement must be true and correct in all material respects as of August 18, 1999 and (except for those made only as of a specified date) as of the closing;

       -- BAe Aerospace must also deliver to WJ a confirmatory certificate under this condition;

    - BAe Aerospace must have performed all obligations it is required to perform under the Telecommunications Group Sale Agreement at or before the closing, with such exceptions as, either individually or together, have not constituted, and could not reasonably be expected to have, a "Buyer Material Adverse Effect" as defined in Section 3.2(a) of the Telecommunications Group Sale Agreement (which appears on page A-19 of Appendix A);

       -- BAe Aerospace must also deliver to WJ a confirmatory certificate under this condition;

    - BAe Aerospace and the escrow agent must have signed the escrow agreement;

    - BAe Aerospace must have signed the cross license agreement; and

    - BAe Aerospace must have tendered all other documents it is required to deliver to WJ at the closing.

TERMINATION

    The Telecommunications Group Sale Agreement may be terminated, and the Telecommunications Group Sale may be abandoned, at any time prior to the closing, either before or after approval of the Telecommunications Group Sale Proposal by the WJ shareowners, under the circumstances summarized below:

    TERMINATION BY EITHER PARTY. The Telecommunications Group Sale Agreement may be terminated by either party:

    - with the written consent of the other party;

    - if any permanent injunction or action by any Federal, state, local or foreign governmental entity preventing the completion of the Telecommunications Group Sale has become final and non-appealable;

       -- this termination right is not available to a party if it has failed to make reasonable efforts to prevent or contest the imposition of the injunction or action and that failure materially contributed to its imposition;

    - if the closing has not occurred on or before January 14, 2000 or any later date to which the closing is extended in writing by both parties (this deadline is referred to in the Telecommunications Group Sale Agreement as the "Terminal Date");

       -- this termination right is not available to a party that has willfully failed to perform its pre-closing obligations under the Telecommunications Group Sale Agreement;

    - if the vote of WJ's shareowners on a motion to approve the Telecommunications Group Sale Proposal has been taken at the special meeting and the vote in favor was not sufficient to cause the motion to pass; or

    - if the other party breaches any of its representations, warranties or covenants in the Telecommunications Group Sale Agreement and that breach:

       -- would prevent the satisfaction of the terminating party's closing conditions relating to the breaching party's representations and warranties or covenants (see "Conditions to Closing" on pages 61 to 63); and

       -- either that breach cannot be cured before the Terminal Date or it has not been cured within 30 days after written notice from the terminating party specifying its nature in reasonable detail.

    TERMINATION BY BAe AEROSPACE. BAe Aerospace may terminate the Telecommunications Group Sale Agreement if:

    - WJ violates any of the provisions described under "Restrictions on Solicitations" on pages 57 to 58;

    - the WJ Board withdraws, modifies or changes its approval or recommendation of the Telecommunications Group Sale Proposal in any manner adverse to BAe Aerospace; or

    - the WJ Board either:

       -- recommends that shareowners accept a tender or exchange offer by a party other than BAe Aerospace or any of its subsidiaries or affiliates, seeking to purchase 25% or more of the outstanding WJ shares on terms that do not expressly permit the Telecommunications Group Sale to be completed; or

       -- fails to recommend that shareowners reject the offer within ten business days of its commencement.

    EFFECTS OF TERMINATION. If the Telecommunications Group Sale Agreement is terminated, neither party will have any liability except that:

    - BAe Aerospace's confidentiality obligations described under "Access to, and Confidentiality of, Information" on page 60 will continue;

    - the provisions described under "Fees, Liquidated Damages and Expenses" on page 65 will survive;

    - a number of general provisions at the end of the Telecommunications Group Sale Agreement will survive, dealing with such matters as assignment, governing law and arbitration (see pages A-38 to A-40 of Appendix A); and

    - neither party will be relieved from liability for any willful and material breach of the Telecommunications Group Sale Agreement.

FEES, LIQUIDATED DAMAGES AND EXPENSES

    The general rule under the Telecommunications Group Sale Agreement is that all costs and expenses incurred in connection with the Telecommunications Group Business will be paid by the party incurring them, whether or not the Telecommunications Group Sale is completed. However, there are two exceptions:

    - under specified circumstances, summarized below, involving the termination of the Telecommunications Group Sale Agreement, WJ would have to pay BAe Aerospace a termination fee of $2 million; and

    - if BAe Aerospace terminated the Telecommunications Group Sale Agreement on the basis of WJ's violation of the provisions summarized under "Restrictions on Solicitations" on pages 57 to 58, BAe Aerospace would be entitled to recover, as liquidated damages, $4 million plus the fees, costs and expenses reasonably incurred by it in connection with the negotiation, execution and performance of the Telecommunications Group Sale Agreement.

       -- This payment would be instead of all other relief for that violation including, if otherwise payable, the $2 million termination fee.

    The $2 million termination fee would be payable if:

    - BAe Aerospace terminated the Telecommunications Group Sale Agreement under its termination right relating to the actions the WJ Board might take in connection with its recommendation to shareowners regarding the Telecommunications Group Sale or an inconsistent tender or exchange offer (see "Termination--TERMINATION BY BAe AEROSPACE"); or

    - either BAe Aerospace or WJ terminates the Telecommunications Group Sale Agreement on the basis that WJ's shareowners have voted and failed to approve the Telecommunications Group Sale Proposal and:

       -- at the time the shareowner vote was taken on the Telecommunications
          Group Sale Proposal, a publicly-announced competing offer for WJ or the Telecommunications Group Business, falling within the provision summarized under "Solicitations--UNSOLICITED INCONSISTENT OFFERS FOR WJ" on page 58, was pending;

       -- the WJ Board had not withdrawn, modified or changed its approval or recommendation of the Telecommunications Group Sale Proposal by the time the vote was taken (if the WJ Board had done so, BAe Aerospace could have terminated the Telecommunications Group Sale Agreement, and immediately claimed the termination fee, as noted above); and

       -- within 275 days following the date of termination, WJ signs a definitive agreement with another party providing for the sale of the Telecommunications Group Business (directly or through an acquisition of WJ in its entirety).

AMENDMENTS

    The Telecommunications Group Sale Agreement permits the parties to amend it, by action of their boards of directors, at any time before the closing. However, if shareowners approve the Telecommunications Group Sale Proposal, no amendment may subsequently reduce the amount or change the type of consideration to be received by WJ.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of December 3, 1999, with respect to the ownership of WJ shares by:

    - any person who is known to WJ to be the beneficial owner of more than 5% of WJ's common stock;

    - all directors of WJ;

    - WJ's Chief Executive Officer;

    - WJ's four other most highly compensated executive officers in fiscal 1998; and

    - all of WJ's directors and officers as a group.

                                                              AMOUNT AND NATURE OF
BENEFICIAL OWNER                                              BENEFICIAL OWNERSHIP   PERCENT(1)
----------------                                              --------------------   ----------
Mellon Bank Corporation.....................................        599,988(2)          8.98
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258
Dimensional Fund Advisors...................................        473,600(3)          7.09
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
Central Securities Corporation..............................        465,000(3)          6.96
  375 Park Avenue
  New York, New York 10152
The TCW Group, Inc..........................................        439,000(3)          6.57
  865 South Figueroa Street
  Los Angeles, California 90017
Gabelli Funds LLC/GAMCO Investors, Inc......................        408,200(4)          6.11
  One Corporate Center
  Ridge, New York, New York 10580
Dean A. Watkins(5)..........................................        261,020             3.91
H. Richard Johnson..........................................         42,259                *
W. Keith Kennedy, Jr........................................        185,540             2.78
John J. Hartmann............................................         23,960                *
Raymond F. O'Brien..........................................         26,260                *
William R. Graham...........................................         30,790                *
Gary M. Cusumano............................................         17,740                *
Robert L. Prestel...........................................         17,540                *
Patrick J. Brady(6).........................................         49,357
Scott G. Buchanan...........................................         63,194                *
Malcolm J. Caraballo........................................         87,674             1.31
Robert G. Hiller............................................         21,755                *
All directors and officers as a group (12 persons)..........        827,089            12.38(7)

------------------------------

(1) Based on 6,680,699 shares of WJ common stock issued and outstanding as of December 3, 1999.

(2) Based on a Schedule 13G (as amended) filed by such shareowner. Amount includes 138,688 shares beneficially owned by Mellon Bank N.A.

(3) Based on a Schedule 13G (or amendment thereto).

(4) Based on a Schedule 13D (or amendment thereto) filed by such shareowner.

(5) Outstanding shares are held by the Watkins Trust, of which Dr. Watkins is a co-trustee and beneficiary. Options are held by Dr. Watkins individually.

(6) Ceased being an executive officer upon the completion of the disposition of WJ's Semiconductor Equipment Group on July 6, 1999.

(7) Includes outstanding shares, options exercisable within 60 days and (in the case of the named executive officers) shares credited to WJ Investment Plan accounts.

*   Less than 1% of shares outstanding.

                        PRO FORMA FINANCIAL INFORMATION

    The following unaudited pro forma financial information consists of:

    - WJ's unaudited pro forma combined condensed statements of operations for the nine months ended September 24, 1999 and the years ended December 31, 1998, 1997 and 1996; and

    - WJ's unaudited pro forma combined condensed balance sheet as of September 24, 1999.

    The following unaudited pro forma financial information should be read in conjunction with WJ's historical financial statements. These are on file with the Securities and Exchange Commission and can be found in the manner described under "WHERE YOU CAN FIND MORE INFORMATION ABOUT WJ" on page 74.

    The following unaudited pro forma financial information presents the effects of the Telecommunications Group Sale on WJ's financial statements as if the transaction had already occurred on the date indicated below.

    - the unaudited pro forma combined condensed statements of operations for the nine months ended September 24, 1999 assume that the Telecommunications Group Sale had been completed on January 1, 1999;

    - the unaudited pro forma combined condensed statements of operations for the years ended December 31, 1998, 1997 and 1996 assume that the Telecommunications Group Sale had been completed on January 1, in each of those three years; and

    - the unaudited pro forma combined condensed balance sheet as of September 24, 1999 assumes that the Telecommunications Group Sale had been completed on that date.

    The pro forma adjustments are based on available information and assumptions that WJ believes are reasonable at the time made. The pro forma amounts shown are not necessarily indicative of WJ's actual financial position or results of operations if and when the Telecommunications Group Sale is completed.

    The pro forma amounts shown are not necessarily indicative of the actual cash proceeds WJ will realize if the Telecommunications Group Sale is completed. See "RISKS OF THE TELECOMMUNICATIONS GROUP SALE--Risks Associated with the Terms of the Telecommunications Group Sale" on pages 20 to 21 and Note (d) to WJ's unaudited pro forma combined condensed balance sheet as of September 24, 1999 on page 73.

                            WATKINS-JOHNSON COMPANY

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 24, 1999

              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) (A)

                                                                 LESS
                                                          TELECOMMUNICATIONS      OTHER      PRO FORMA
                                             HISTORICAL         GROUP          ADJUSTMENTS    AMOUNTS
                                             ----------   ------------------   -----------   ---------
Sales......................................  $  98,311           34,571                      $  63,740

COSTS AND EXPENSES:
Cost of goods sold.........................     60,995           21,486                         39,509
Selling and administrative.................     14,848            8,095                          6,753
Research and development...................     15,078            2,060                         13,018
Divestiture................................      1,639                                           1,639
                                             ---------        ---------         ---------    ---------
                                                92,560           31,641                --       60,919
                                             ---------        ---------         ---------    ---------
Income from operations.....................      5,751            2,930                --        2,821
                                             ---------        ---------         ---------    ---------

OTHER INCOME (EXPENSE):
Interest income............................      2,708                                           2,708
Interest expense...........................       (380)              (1)                          (379)
Other income (expense)--net................        192             (129)                           321
Gain on real property......................      9,686                                           9,686
                                             ---------        ---------         ---------    ---------
Income from continuing operations before
  income taxes.............................     17,957            2,800                --       15,157
Income taxes...............................     (5,836)            (969)                        (4,867)
                                             ---------        ---------         ---------    ---------
Net income from continuing operations......  $  12,121            1,831                --    $  10,290
                                             =========        =========         =========    =========

Basic net income per share
  Income from continuing operations........  $    1.84             0.28                      $    1.56
                                             =========        =========                      =========
Basic average common shares................  6,576,000        6,576,000                      6,576,000

Diluted net income per share
  Income from continuing operations........  $    1.80             0.27                      $    1.53
                                             =========        =========                      =========
Diluted average common shares..............  6,724,000        6,724,000                      6,724,000

------------------------

(a) These Unaudited Pro Forma Combined Condensed Statements of Operations exclude any pro forma gain or loss from the Telecommunications Group Sale as described in Note (h) (page 73) to WJ's Unaudited Pro Forma Combined Condensed Balance Sheet as of September 24, 1999 (page 72).

                            WATKINS-JOHNSON COMPANY

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                 LESS
                                                          TELECOMMUNICATIONS      OTHER      PRO FORMA
                                             HISTORICAL         GROUP          ADJUSTMENTS    AMOUNTS
                                             ----------   ------------------   -----------   ---------
Sales......................................  $ 115,219           51,651                      $  63,568

COSTS AND EXPENSES:
Cost of goods sold.........................     81,320           37,920                         43,400
Cost of goods sold-write down of
  discontinued products....................      3,399            3,399                             --
Selling and administrative.................     19,636           13,790                          5,846
Restructuring charges......................      2,700            2,700                             --
Research and development...................     21,861            7,737                         14,124
                                             ---------        ---------         ---------    ---------
                                               128,916           65,546                --       63,370
                                             ---------        ---------         ---------    ---------
Income (Loss) from operations..............    (13,697)         (13,895)               --          198
                                             ---------        ---------         ---------    ---------

OTHER INCOME (EXPENSE):
Interest income............................      5,681                                           5,681
Interest expense...........................       (601)                                           (601)
Other income (expense)--net................      1,170              (50)                         1,220
Gain on real property......................     14,973                                 --       14,973
                                             ---------        ---------         ---------    ---------
Income from continuing operations before
  income taxes.............................      7,526          (13,945)               --       21,471
Income taxes...............................     (2,446)           4,532                --       (6,978)
                                             ---------        ---------         ---------    ---------
Net income from continuing operations......  $   5,080           (9,413)               --    $  14,493
                                             =========        =========         =========    =========

Basic net income per share
  Income from continuing operations........  $    0.66            (1.22)                     $    1.87
                                             =========        =========                      =========
Basic average common shares................  7,737,000        7,737,000                      7,737,000

Diluted net income per share
  Income from continuing operations........  $    0.65            (1.20)                     $    1.84
                                             =========        =========                      =========
Diluted average common shares..............  7,857,000        7,857,000                      7,857,000

                            WATKINS-JOHNSON COMPANY

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                 LESS
                                                          TELECOMMUNICATIONS      OTHER      PRO FORMA
                                             HISTORICAL         GROUP          ADJUSTMENTS    AMOUNTS
                                             ----------   ------------------   -----------   ---------
Sales......................................  $ 104,817           73,643                      $  31,174

COSTS AND EXPENSES:
Cost of goods sold.........................     65,558           39,967                         25,591
Selling and administrative.................     17,352           13,893                          3,459
Research and development...................     22,861           12,657                         10,204
                                             ---------        ---------         ---------    ---------
                                               105,771           66,517                --       39,254
                                             ---------        ---------         ---------    ---------
Income (Loss) from operations..............       (954)           7,126                --       (8,080)
                                             ---------        ---------         ---------    ---------

OTHER INCOME (EXPENSE):
Interest income............................      2,198                                           2,198
Interest expense...........................       (795)                                           (795)
Other income (expense)--net................       (289)             (40)                          (249)
Gain on real property......................      7,609                                 --        7,609
                                             ---------        ---------         ---------    ---------
Income from continuing operations before
  income taxes.............................      7,769            7,086                --          683
Income taxes...............................     (2,733)          (2,493)               --         (240)
                                             ---------        ---------         ---------    ---------
Net income from continuing operations......  $   5,036            4,593                --    $     443
                                             =========        =========         =========    =========

Basic net income per share
  Income from continuing operations........  $    0.61             0.56                      $    0.05
                                             =========        =========                      =========
Basic average common shares................  8,258,000        8,258,000                      8,258,000

Diluted net income per share
  Income from continuing operations........  $    0.59             0.54                      $    0.05
                                             =========        =========                      =========
Diluted average common shares..............  8,509,000        8,509,000                      8,509,000

                            WATKINS-JOHNSON COMPANY

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                 LESS
                                                          TELECOMMUNICATIONS      OTHER      PRO FORMA
                                             HISTORICAL         GROUP          ADJUSTMENTS    AMOUNTS
                                             ----------   ------------------   -----------   ---------
Sales......................................  $  76,683           64,050                      $  12,633

COSTS AND EXPENSES:
Cost of goods sold.........................     53,942           41,704                         12,238
Selling and administrative.................     17,267           13,243                          4,024
Research and development...................     13,985            7,400                          6,585
                                             ---------        ---------         ---------    ---------
                                                85,194           62,347                --       22,847
                                             ---------        ---------         ---------    ---------
Income (Loss) from operations..............     (8,511)           1,703                --      (10,214)
                                             ---------        ---------         ---------    ---------

OTHER INCOME (EXPENSE):
Interest income............................        789                                             789
Interest expense...........................     (1,574)                                         (1,574)
Other income (expense)--net................       (509)             (50)               --         (459)
                                             ---------        ---------         ---------    ---------
Income from continuing operations before
  income taxes.............................     (9,805)           1,653                --      (11,458)
Income taxes...............................      3,470             (585)               --        4,055
                                             ---------        ---------         ---------    ---------
Net income from continuing operations......  $  (6,335)           1,068                --    $  (7,403)
                                             =========        =========         =========    =========

Basic net income per share
  Income from continuing operations........  $   (0.77)            0.13                      $   (0.90)
                                             =========        =========                      =========
Basic average common shares................  8,265,000        8,265,000                      8,265,000

Diluted net income per share
  Income from continuing operations........  $   (0.77)            0.13                      $   (0.90)
                                             =========        =========                      =========
Diluted average common shares..............  8,265,000        8,265,000                      8,265,000

                            WATKINS-JOHNSON COMPANY

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                            AS OF SEPTEMBER 24, 1999

                             (DOLLARS IN THOUSANDS)

                                                                 LESS
                                                          TELECOMMUNICATIONS      OTHER         PRO FORMA
                                             HISTORICAL        GROUP(A)        ADJUSTMENTS       BALANCE
                                             ----------   ------------------   -----------      ---------
ASSETS

CURRENT ASSETS:
Cash and equivalents.......................   $ 66,212            (417)           57,900(b)     $122,993
                                                                                  (1,700)(c)
                                                                                     164(d)
Short-term investments.....................     44,678                                            44,678
Receivables................................     16,927           6,026                            10,901
Inventories................................     10,068           5,949                             4,119
Deferred income taxes......................     25,100              --            (1,400)(e)      23,700
Net assets from discontinued operations....     16,954                                            16,954
Other......................................      3,559             243                             3,316
                                              --------         -------           -------        --------
Total current assets.......................    183,498          11,801            54,964         226,661
                                              --------         -------           -------        --------
Property, plant, and equipment.............     65,803          22,978                            42,825
Accumulated depreciation and
  amortization.............................    (41,599)        (14,669)                          (26,930)
                                              --------         -------           -------        --------
Property, plant, and equipment--net........     24,204           8,309                --          15,895
                                              --------         -------           -------        --------
Other assets...............................      4,255                                             4,255
Net assets of Telecommunications Group.....                    (14,671)          (14,671)(f)          --
                                              --------         -------           -------        --------
                                              $211,957           5,439            40,293        $246,811
                                              ========         =======           =======        ========

LIABILITIES AND SHAREOWNERS' EQUITY

CURRENT LIABILITIES:
Payables...................................   $  5,709           1,323                          $  4,386
Accrued liabilities........................     44,249           4,116             1,000(g)       56,010
                                                                                  14,877(e)
                                              --------         -------           -------        --------
Total current liabilities..................     49,958           5,439            15,877          60,396
                                              --------         -------           -------        --------
Long-term obligations......................      5,868                                             5,868

SHAREOWNERS' EQUITY:
Common stock...............................     36,331                                            36,331
Retained earnings..........................    119,952                            24,416(h)      144,368
Accumulated other comprehensive income
  (loss)...................................       (152)                                             (152)
                                              --------         -------           -------        --------
  Total shareowners' equity................    156,131              --            24,416         180,547
                                              --------         -------           -------        --------
                                              $211,957           5,439            40,293        $246,811
                                              ========         =======           =======        ========

------------------------

(footnotes on next page)

                            WATKINS-JOHNSON COMPANY

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                            AS OF SEPTEMBER 24, 1999

                             (DOLLARS IN THOUSANDS)

------------------------

(footnotes)

(a) To remove assets and liabilities of the Telecommunications Group Business from continuing operations and shown on this pro forma balance sheet as "net assets of Telecommunications Group."

(b) To reflect estimated cash proceeds of $57.9 million from the Telecommunications Group Sale. Assumes release to WJ of the entire
    $1 million deposited into escrow at the closing of the Telecommunications Group Sale. See "RISKS OF THE TELECOMMUNICATIONS GROUP SALE--Risks Associated with the Terms of the Telecommunications Group Sale" on pages 20 to 21.

(c) To reflect estimated cash payments totaling $1.7 million to employees of the Telecommunications Group under WJ's retention program announced March 1, 1999.

(d) Estimated additional cash proceeds as a result of the price adjustment formula contained in the Telecommunications Group Sale. This adjustment is based on a comparison of the historical September 24, 1999 unaudited balance sheet of the Telecommunications Group, as adjusted in the manner specified in the Telecommunications Group Sale Agreement, to the historical June 25, 1999 unaudited balance sheet of the Telecommunications Group, similarly adjusted. WJ cannot determine, on the date of this proxy statement, the effect of applying the price adjustment formula to the adjusted unaudited closing date balance sheet of the Telecommunications Group. See "RISKS OF THE TELECOMMUNICATIONS GROUP SALE--Risks Associated with the Terms of the Telecommunications Group Sale" on pages 20 to 21.

(e) To accrue estimated income taxes due in connection with the estimated gain from the Telecommunications Group Sale (see "THE TELECOMMUNICATIONS GROUP SALE--Federal Income Tax Consequences" on page 47).

(f) To adjust balance sheet items that are affected by the Telecommunications Group Sale.

(g) To accrue estimated legal fees related to the completion of the Telecommunications Group Sale.

(h) To adjust retained earnings to reflect the estimated gain from the Telecommunications Group Sale as follows:

Estimated cash proceeds (note (b))..........................  $ 57,900
Estimated price adjustment (note (d)).......................       164
Less: net asset basis.......................................   (14,671)
Less: retention payments (note (c)).........................    (1,700)
Less: estimated legal fees (note (g)).......................    (1,000)
                                                              --------
Gain before income taxes....................................    40,693
Less: 40% tax (current--$14,877, deferred--$1,400)..........   (16,277)
                                                              --------
Net gain in retained earnings...............................  $ 24,416*
                                                              ========

       -------------------------------

       * Net gain in retained earnings has no effect on the unaudited pro forma combined condensed statements of operations on pages 68 to 71.

                  WHERE YOU CAN FIND MORE INFORMATION ABOUT WJ

    WJ files annual, quarterly and special reports, proxy statements and other information with the United States Securities and Exchange Commission (the "SEC"). You may read and copy any document filed by WJ at the following SEC's public reference facilities:

   WASHINGTON D.C.              NEW YORK                  CHICAGO
   Judiciary Plaza      Seven World Trade Center      Citicorp Center
450 Fifth Street, N.W.        Suite 1300          500 West Madison Street
      Room 1024            New York, NY 10048           Suite 1400
Washington, D.C. 20549                            Chicago, IL 60061-2511

    You may call the SEC at 1-800-SEC-0330 for further information about its public reference facilities. These SEC filings are also available to the public at the SEC's web site at "http://www.sec.gov." Reports, proxy statements and other information concerning WJ can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, NY 10005.

    The SEC allows WJ to "incorporate by reference" the information it files with the SEC, which means that WJ can disclose important information to you by referring you to documents previously filed with the SEC. The information incorporated by reference is considered to be a part of this proxy statement. Any later information filed with the SEC will automatically update and supersede this information.

    WJ incorporates by reference the documents listed below, and any further filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the date of the special meeting to which this proxy statement relates. The exhibits to those filings are also incorporated by reference.

    The WJ documents incorporated by reference are its:

    - Proxy statement dated March 17, 1999 relating to the 1999 annual meeting of WJ shareowners, filed on March 17, 1999;

    - Supplement dated April 14, 1999, to March 17, 1999 proxy statement, filed on April 14, 1999;

    - Current Report on Form 8-K filed on July 21, 1999;

    - Current Report on Form 8-K/A, filed on July 28, 1999;

    - Quarterly Report on Form 10-Q for the quarter ended June 25, 1999, filed on August 9, 1999;

    - Current Report on Form 8-K filed on August 19, 1999;

    - Current Report on Form 8-K filed on October 6, 1999;

    - Current Report on Form 8-K filed on October 28, 1999

    - Form 10-K/A Amended Annual Report for the fiscal year ended December 31, 1998, filed on December 10, 1999; and

    - Form 10-Q/A Amended Quarterly Report for the quarter ended September 24, 1999, filed on December 10, 1999.

    You can obtain copies of the documents listed above, without charge, by contacting Claudia Kelly, Secretary at:

                            Watkins-Johnson Company
                              3333 Hillview Avenue
                            Palo Alto, CA 94304-1223
                            Telephone (650) 813-2201

    In order to ensure timely delivery of the documents, any requests should be made by January 5, 2000.

                                                                      APPENDIX A

                              AMENDED AND RESTATED
                               PURCHASE AGREEMENT
                                    BETWEEN
                            WATKINS-JOHNSON COMPANY,
                            A CALIFORNIA CORPORATION
                                      AND
                                 TRACOR, INC.,
                             A DELAWARE CORPORATION
                                      WITH
                   MARCONI AEROSPACE ELECTRONIC SYSTEMS INC.,
                           A PENNSYLVANIA CORPORATION
         AS ASSIGNEE OF TRACOR, INC.'S RIGHTS AND OBLIGATIONS HEREUNDER
                          DATED AS OF AUGUST 18, 1999

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
ARTICLE I THE SALE TRANSACTION........................................      A-1
  SECTION 1.1 Purchase and Sale of the TG Business....................      A-1
  SECTION 1.2 Purchase Price..........................................      A-1
  SECTION 1.3 Included and Excluded Assets and Liabilities............      A-1
  SECTION 1.4 Post Closing Adjustment.................................      A-2
  SECTION 1.5 Closing Adjustment Notice...............................      A-2
  SECTION 1.6 Title Insurance and Survey..............................      A-3
  SECTION 1.7 Escrow Fund.............................................      A-4

ARTICLE II THE CLOSING................................................      A-4
  SECTION 2.1 The Closing.............................................      A-4
  SECTION 2.2 Closing Obligations of the Company......................      A-4
  SECTION 2.3 Closing Obligations of Buyer............................      A-5
  SECTION 2.4 Risk of Loss............................................      A-5

ARTICLE III REPRESENTATIONS AND WARRANTIES............................      A-6
  SECTION 3.1 Representations and Warranties of the Company...........      A-6
    (a)   Organization of the Company.................................      A-6
    (b)   Qualification of the Company................................      A-6
    (c)   Articles of Incorporation and By-Laws.......................      A-6
    (d)   Capitalization..............................................      A-6
    (e)   Authority Relative to Agreement.............................      A-7
    (f)   No Conflict; Required Filings and Consents..................      A-7
    (g)   Compliance with Laws........................................      A-7
    (h)   SEC Filings and Financial Statements........................      A-8
    (i)   Information Supplied........................................      A-9
    (j)   Absence of Certain Changes or Events........................      A-9
    (k)   Absence of Litigation.......................................      A-9
    (l)   Liabilities.................................................      A-9
    (m)   Labor Matters...............................................      A-9
    (n)   Environmental Matters.......................................     A-10
    (o)   Employee Benefits...........................................     A-11
    (p)   Tax Matters.................................................     A-12
    (q)   Tangible Property...........................................     A-13
    (r)   Certain Contracts and Agreements............................     A-13
    (s)   Government Contracts........................................     A-14
    (t)   Insurance...................................................     A-16
    (u)   Transactions with Affiliates................................     A-16
    (v)   Intellectual Property.......................................     A-16
    (w)   Customs.....................................................     A-18
    (x)   Customers and Suppliers.....................................     A-18
    (y)   Product Warranties; Defects; Liability......................     A-19
    (z)   Sufficiency of Included Assets..............................     A-19
  SECTION 3.2 Representations and Warranties of Buyer.................     A-19
    (a)   Corporate Organization......................................     A-19
    (b)   Certificate of Incorporation and By-Laws....................     A-19
    (c)   Authority Relative to Agreement.............................     A-20

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
    (d)   No Conflict; Required Filings and Consents..................     A-20
    (e)   Information Supplied........................................     A-20
    (f)   Absence of Certain Changes or Events........................     A-20
    (g)   Absence of Litigation.......................................     A-20
    (h)   Financing...................................................     A-21

ARTICLE IV CONDUCT OF TG BUSINESS PENDING THE CLOSING;
        OTHER COVENANTS...............................................     A-21
  SECTION 4.1 Conduct of TG Business Pending the Closing..............     A-21
  SECTION 4.2 Shareholders Meeting....................................     A-22
  SECTION 4.3 Preparation of Proxy Statement..........................     A-22
  SECTION 4.4 Certain Filings.........................................     A-22
  SECTION 4.5 Access to Information...................................     A-23
  SECTION 4.6 Solicitations...........................................     A-23
    (a)   Offers for the TG Business..................................     A-23
    (b)   Solicited Offers for the Company or its Other Businesses....     A-24
    (c)   Unsolicited Inconsistent Offers for the Company.............     A-24
  SECTION 4.7 Indemnification.........................................     A-24
    (a)   General Indemnification by the Company......................     A-24
    (b)   General Indemnification by Buyer............................     A-25
    (c)   Limitations and Expiration..................................     A-25
    (d)   Indemnification Procedures..................................     A-26
    (e)   Escrow Fund: Appointment of Escrow Agent; Exclusive
          Remedy......................................................     A-28
    (f)   Survival of Representations, Warranties and Covenants.......     A-28
    (g)   Calculation of Losses.......................................     A-28
  SECTION 4.8 Tax Matters.............................................     A-29
    (a)   Tax Treatment and Allocations...............................     A-29
    (b)   Returns.....................................................     A-29
    (c)   Indemnity; Liability for Taxes..............................     A-30
    (d)   Refunds and Credits.........................................     A-30
    (e)   Procedures Regarding Tax Changes............................     A-30
    (f)   Timing of Tax Benefit Payments..............................     A-30
    (g)   Termination of Tax Sharing Agreements.......................     A-31
    (h)   Conduct of Audits or other Procedural Matters...............     A-31
    (i)   Transfer Taxes..............................................     A-31
  SECTION 4.9  Change of Name; Use of Company's Name and Initials.....     A-31
  SECTION 4.10 Further Action; Reasonable Commercial Efforts..........     A-32
  SECTION 4.11 Notification of Certain Matters........................     A-32
  SECTION 4.12 Public Announcements...................................     A-32
  SECTION 4.13 Employee Transition....................................     A-32
  SECTION 4.14 Covenant Not To Compete................................     A-33
  SECTION 4.15 U.S. WARN Act..........................................     A-33

ARTICLE V CONDITIONS TO CLOSING.......................................     A-34
  SECTION 5.1 Conditions to Obligation of Each Party to Effect the
    Sale Transaction..................................................     A-34
  SECTION 5.2 Conditions to Obligations of Buyer......................     A-34
  SECTION 5.3 Conditions to Obligations of the Company................     A-35

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
ARTICLE VI TERMINATION, AMENDMENT AND WAIVER..........................     A-36
  SECTION 6.1 Termination.............................................     A-36
  SECTION 6.2 Fees and Expenses.......................................     A-37
  SECTION 6.3 Effect of Termination...................................     A-37
  SECTION 6.4 Amendment...............................................     A-37
  SECTION 6.5 Waiver..................................................     A-37

ARTICLE VII GENERAL PROVISIONS........................................     A-38
  SECTION 7.1 Notices.................................................     A-38
  SECTION 7.2 Certain Definitions.....................................     A-38
  SECTION 7.3 Severability............................................     A-39
  SECTION 7.4 Entire Agreement; Assignment............................     A-39
  SECTION 7.5 Parties in Interest.....................................     A-39
  SECTION 7.6 Applicable Law; Arbitration.............................     A-40
  SECTION 7.7 Headings; Definitional Cross-Reference Sheet............     A-40
  SECTION 7.8 Counterparts............................................     A-40
  SIGNATURES..........................................................     A-41
  ASSIGNMENT OF BUYER'S RIGHTS AND OBLIGATIONS........................     A-42

  FORM OF ESCROW AGREEMENT (EXHIBIT A)................................    A-A-1
  FORM OF CROSS LICENSE AGREEMENT (EXHIBIT B).........................    A-B-1

                       DEFINITIONAL CROSS-REFERENCE SHEET
                    (EXCLUDING DEFINITIONS IN THE EXHIBITS)

      AAA                                                       Article VII, Section 7.6
      Accountant                                                Article IV, Section 4.8(a)
      Accounting Firm                                           Article I, Section 1.5
      Accountant Report                                         Article IV, Section 4.8(a)
      Adjusted Closing Date Balance Sheet                       Article I, Section 1.4
      Adjusted Closing Date Balance Sheet Value                 Article I, Section 1.4
      Adjusted Consideration                                    Article II, Section 1.2
      Adjusted Preliminary Balance Sheet Value                  Article I, Section 1.4
      Affected Party                                            Article IV, Section 4.8(g)
      affiliate                                                 Article VII, Section 7.2(a)
      Antitrust Authorities                                     Article III, Section 3.1(f)
      Bid                                                       Article II, Section 3.1(s)(vii)(1)
      Board                                                     Recital B.
      business day                                              Article VII, Section 7.2(b)
      Buyer                                                     Introductory Paragraph
      Buyer Indemnified Party/Parties                           Article IV, Section 4.7(a)
      Buyer Indemnified Party                                   Article IV, Section 4.7(a)
      Buyer Material Adverse Effect                             Article III, Section 3.2(a)
      Buyer Material Adverse Consummation Effect                Article III, Section 3.2(a)
      Buyer Tax Benefits                                        Article IV, Section 4.8(e)(i)
      CFIUS                                                     Article IV, Section 4.4(b)
      Claims                                                    Article IV, Section 4.7(d)
      Claim Notice                                              Article IV, Section 4.7(d)(i)
      Closing                                                   Article II, Section 2.1
      Closing Adjustment Notice                                 Article I, Section 1.5
      Closing Certificate                                       Article I, Section 1.4
      Closing Date                                              Article II, Section 2.1
      Company                                                   Introductory Paragraph
      Company Common Stock                                      Recital B.
      Company Disclosure Schedule                               Article III, Section 3.1
      Company Indemnified Party/Parties                         Article IV, Section 4.7(b)
      Company Preferred Stock                                   Article III, Section 3.1(d)
      Company SEC Filings                                       Article III, Section 3.1(h)(i)
      Company Tax Benefits                                      Article IV, Section 4.8(e)(ii)
      Competitive Business                                      Article IV, Section 4.14(a)(i)
      Confidentiality Agreements                                Article IV, Section 4.5(b)
      Consulted Party                                           Article IV, Section 4.8(g)
      control                                                   Article VII, Section 7.2(c)
      Cross License Agreement                                   Article V, Section 5.2(f)
      Customer-Furnished Items                                  Article III, Section 3.1(s)(vi)
      Damages                                                   Article IV, Section 4.7(a)
      Disagreement Notice                                       Article IV, Section 4.8(a)
      DOD                                                       Article V, Section 5.1(d)
      Environmental Claims                                      Article III, Section 3.1(n)(ii)(7)
      Environmental Laws                                        Article III, Section 3.1(n)(i)(2)
      Environmental Permits                                     Article III, Section 3.1(n)(ii)(2)
      ERISA                                                     Article III, Section 3.1(o)
      Escrow Agent                                              Article I, Section 1.7

                       DEFINITIONAL CROSS-REFERENCE SHEET
                    (EXCLUDING DEFINITIONS IN THE EXHIBITS)

      Escrow Agreement                                          Article I, Section 1.7
      Escrow Amount                                             Article I, Section 1.7
      Escrow Fund                                               Article IV, Section 4.7(e)
      Estimated Consideration                                   Article I, Section 1.2
      Exchange Act                                              Article III, Section 3.1(f)
      Excluded Assets                                           Article I, Section 1.3
      Excluded Liabilities                                      Article II, Section 1.3
      Exon-Florio Act                                           Article IV, Section 4.4(b)
      Government Contract                                       Article III, Section 3.1(s)(vii)(2)
      Governmental Entity                                       Article III, Section 3.1(f)
      Hart-Scott Act                                            Article III, Section 3.1(f)
      Hazardous Substances                                      Article III, Section 3.1(n)(i)(1)
      Imported Goods                                            Article III, Section 3.1(w)
      Included Assets                                           Article II, Section 1.3
      Included Liabilities                                      Article II, Section 1.3
      Indemnified Party                                         Article IV, Section 4.7(d)(i)
      Indemnifying Party                                        Article IV, Section 4.7(d)(i)
      Initial Release Date                                      Article IV, Section 4.7(c)(ii)(A)(1)
      Intellectual Property                                     Article III, Section 3.1(v)(i)(6)
      knowledge                                                 Article VII, Section 7.2(d)
      License Agreements                                        Article III, Section 3.1(v)(ii)
      MAESI                                                     Article IV, Section 3.2(a)
      Marconi                                                   Article III, Section 4.5(b)
      Material Adverse Effect                                   Article III, Section 3.2(a)
      Non-TG Transaction                                        Article IV, Section 4.6(b)
      Notice of Objection                                       Article IV, Section 4.7(d)(i)
      Original Agreement                                        Introductory Paragraph
      Other Confidentiality Agreements                          Article II, Section 2.2(vii)
      Party/Parties                                             Introductory Paragraph
      Pending Claims                                            Article IV, Section 4.7(c)(ii)(B)
      Permitted Encumbrances                                    Article I, Section 1.6(iii)
      person                                                    Article VII, Section 7.2(e)
      Personnel                                                 Article III, Section 3.1(v)(vii)
      Pre-Closing Period                                        Article IV, Section 4.8(b)
      Preliminary Allocation Schedule                           Article IV, Section 4.8(a)
      Proceedings                                               Article IV, Section 4.8(h)
      Property                                                  Article I, Section 1.6(i)
      Proxy Statement                                           Article III, Section 3.1(f)
      Registered Intellectual Property                          Article III, Section 3.1(v)(ii)(3)
      Relevant Loss                                             Article III, Section 3.1(s)(iii)
      Requisite Governmental Approval                           Article III, Section 3.1(f)
      Requisite Non-Governmental Approvals                      Article V, Section 5.1(h)
      Return                                                    Article III, Section 3.1(p)(ii)
      SEC                                                       Article III, Section 3.1(f)
      Shareholders Meeting                                      Article IV, Section 4.2(a)
      Straddle Period                                           Article IV, Section 4.8(b)
      subsidiary/subsidiaries                                   Article VII, Section 7.2(f)
      Survey                                                    Article I, Section 1.6(i)
      Tax Agency                                                Article III, Section 3.1(p)(i)

                       DEFINITIONAL CROSS-REFERENCE SHEET
                    (EXCLUDING DEFINITIONS IN THE EXHIBITS)

      Tax Code                                                  Article III, Section 3.1(o)
      Tax/Taxes                                                 Article III, Section 3.1(p)(i)
      Terminal Date                                             Article VI, Section 6.1(e)
      Termination Fee                                           Article VI, Section 6.2(a)
      TG Business                                               Recital A
      TG Business Material Adverse Effect                       Article III, Section 3.1(a)
      TG Employees                                              Article III, Section 3.1(j)
      TG Employment Contracts                                   Article III, Section 3.1(o)
      TG Financial Statements                                   Article III, Section 3.1(h)(ii)
      TG Interim Financials                                     Article III, Section 3.1(h)(ii)
      TG Leases                                                 Article III, Section 3.1(q)(iii)
      TG Material Contract                                      Article III, Section 3.1(r)(i)
      TG Plans                                                  Article III, Section 3.1(o)
      TG Taxes                                                  Article IV, Section 4.8(b)
      TG Year-End Financials                                    Article III, Section 3.1(h)(ii)
      Third Party Claim                                         Article IV, Section 4.7(d)(ii)(A)
      Title Affidavit                                           Article I, Section 1.6(i)
      Title Company                                             Article I, Section 1.6(i)
      Title Exceptions                                          Article I, Section 1.6(ii)
      Title Policy                                              Article I, Section 1.6(i)
      Title Report                                              Article I, Section 1.6(ii)
      Trade Secrets                                             Article III, Section 3.1(v)(i)(6)
      Trademarks                                                Article III, Section 3.1(v)(i)(1)
      User Agreements                                           Article III, Section 3.1(v)(ii)
      U.S. Government                                           Article III, Section 3.1(s)(vii)(3)
      Updated Allocation Schedule                               Article IV, Section 4.8(a)
      WARN                                                      Article IV, Section 4.15
      Year 2000 Compliant                                       Article III, Section 3.1(x)

                              AMENDED AND RESTATED
                               PURCHASE AGREEMENT

    THIS AMENDED AND RESTATED PURCHASE AGREEMENT (this "AGREEMENT") is dated as of August 18, 1999, between TRACOR, INC., a Delaware corporation ("BUYER"), and WATKINS-JOHNSON COMPANY, a California corporation (the "COMPANY;" Buyer and the Company are referred to herein individually as a "PARTY" and together as the "PARTIES") and amends and restates in its entirety the Purchase Agreement dated as of the same date between the Parties (the "ORIGINAL AGREEMENT").

                                    RECITALS

    A. The Boards of Directors of the Company and Buyer have approved the sale to Buyer, on the terms and subject to the conditions set forth in this Agreement, of substantially all of the assets of the Company's telecommunications equipment business, which designs, manufactures and services processes and related equipment with applications in government intelligence, signal surveillance and military communications (the "TG BUSINESS").

    B. The Board of Directors of the Company (the "BOARD") has unanimously determined that this Agreement is in the best interests of the holders of the Common Stock, no par value, of the Company ("COMPANY COMMON STOCK") and the Board has decided to recommend the approval and adoption of this Agreement by such holders. The Board has made this decision after having taken into account (among other factors) (i) the results of the Company's exploration, with the assistance of its investment bankers CIBC World Markets Corp., of various alternatives for implementing the Board's strategy, publicly announced on March 1, 1999, to pursue the sale of the Company in its entirety or in separate transactions, including the expressions of interest received by various parties in addition to Buyer, and (ii) the opinion of its investment bankers that the estimated consideration of $57,900,000 (subject to adjustment, as specified in this Agreement) to be received by the Company in respect of the sale of the TG Business hereunder is fair to the Company from a financial point of view.

    C. Buyer and the Company desire to make certain representations, warranties and agreements, and prescribe various conditions, in connection with the foregoing.

    NOW, THEREFORE, the Parties hereby agree as follows:

                                   ARTICLE I
                              THE SALE TRANSACTION

    SECTION 1.1 PURCHASE AND SALE OF THE TG BUSINESS. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 2.1) the Company shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from the Company, all of the Company's right, title and interest, as of the Closing, to and in the Included Assets (as defined in Section 1.3).

    SECTION 1.2 PURCHASE PRICE. In consideration for the sale of the Included Assets pursuant to this Agreement, Buyer shall (i) pay to the Company, by wire transfer, a cash payment equal to $57,900,000 (the "ESTIMATED CONSIDERATION"), and (ii) assume the Included Liabilities (as defined in Section 1.3). The Estimated Consideration shall be subject to adjustment pursuant to Sections 1.4,
1.5 and 4.8(i) (as so adjusted, the "ADJUSTED CONSIDERATION").

    SECTION 1.3 INCLUDED AND EXCLUDED ASSETS AND LIABILITIES. The "INCLUDED ASSETS" shall consist of all the business, properties, assets, goodwill and rights of the Company of whatever kind and nature, real or personal, tangible or intangible, that are owned or leased by, or licensed to, the Company as of the Closing and used, held for use or intended to be used primarily in the operation or conduct of the

TG Business, including, but not limited to, those assets of the Company set forth on Schedule 1.3 as Included Assets, other than those assets designated in such Schedule as excluded (the "EXCLUDED ASSETS"). The "INCLUDED LIABILITIES" shall consist only of those liabilities set forth on Schedule 1.3 as Included Liabilities and shall exclude all of the liabilities designated in such Schedule as excluded (the "EXCLUDED LIABILITIES)." The purchase and sale of the Included Assets between the Company and Buyer hereunder, and the assumption by Buyer of the Included Liabilities hereunder, are together referred to as the "SALE TRANSACTION."

    SECTION 1.4 POST CLOSING ADJUSTMENT. The Parties acknowledge that the Estimated Consideration was based upon the adjusted unaudited balance sheet of the TG Business at June 25, 1999 set forth in Schedule 1.4 (the "ADJUSTED PRELIMINARY BALANCE SHEET VALUE"). Within thirty (30) days after the Closing Date (as defined in Section 2.1), the Company shall deliver to Buyer a certificate (the "CLOSING CERTIFICATE"). The Closing Certificate shall set forth the unaudited balance sheet of the TG Business as of the Closing Date (the "ADJUSTED CLOSING DATE BALANCE SHEET"), which shall be (i) prepared on the basis of generally accepted accounting principles as in effect from time to time in the United States ("GAAP") applied consistently with the manner in which the Company applied them historically (as reflected in the financial statements specified in Section 3.1(h)(ii)) and (ii) adjusted in a manner consistent with the adjustments to the June 25, 1999 unaudited balance sheet described in
Schedule 1.4. The amount shown on the Adjusted Closing Date Balance Sheet as the "Net Assets" amount shall be shown on the Closing Certificate as the "ADJUSTED CLOSING DATE BALANCE SHEET VALUE." The Closing Certificate shall be signed by the President or Executive Vice President of the Company. In addition, in order to verify the Adjusted Closing Date Balance Sheet Value, the Company shall, immediately prior to the Closing or as soon as practicable thereafter, with the reasonable assistance of Buyer, perform a physical inspection and count of the inventory and equipment included in the Included Assets to determine the value of those Included Assets as of the Closing Date. Representatives of the Buyer shall observe the physical inventory, inspection and count.

    SECTION 1.5  CLOSING ADJUSTMENT NOTICE.  Buyer shall have thirty-five
(35) days from the date of receipt of the Closing Certificate to review the Closing Certificate. On or before the thirty-fifth (35th) day following receipt of the Closing Certificate, Buyer shall deliver to the Company a written notice (the "CLOSING ADJUSTMENT NOTICE") either (i) stating that Buyer agrees and accepts the calculation of the Adjusted Closing Date Balance Sheet Value set forth in the Closing Certificate or (ii) stating that Buyer does not agree with such calculation and setting forth Buyer's calculation of the Adjusted Closing Date Balance Sheet Value. The Parties shall in good faith attempt to resolve any difference between their respective calculations of the Adjusted Closing Date Balance Sheet Value. If the Parties do not resolve any such difference within thirty-five (35) days after Buyer's delivery of the Closing Adjustment Notice, they shall engage the firm of Deloitte & Touche LLP or, if such firm is unable or unwilling to perform such services, a mutually agreed-upon independent accounting firm of national standing and reputation (the "ACCOUNTING FIRM"), to determine the Adjusted Closing Date Balance Sheet Value. Such determination by the Accounting Firm shall be final and binding on the Parties. The cost of the services of the Accounting Firm shall be borne by the Party whose determination of the Adjusted Closing Date Balance Sheet Value is further from the determination of the Accounting Firm or, if the determination by the Accounting Firm is equally distant from the Parties' respective valuations, the costs shall be split equally between the Parties. The Accounting Firm shall determine, in accordance with the principles set forth in the foregoing sentence, which Party shall bear the costs of the Accounting Firm's services. Each Party shall, and shall use reasonable efforts to cause its officers, directors and employees to, cooperate, with the other Party and the Accounting Firm to determine the Adjusted Closing Date Balance Sheet Value by furnishing information, documents, evidence and other assistance to the other Party and the Accounting Firm to facilitate the completion of the review and determination of the Adjusted Closing Date Balance Sheet Value. If the Adjusted Closing Date Balance Sheet Value is less than the Adjusted Preliminary Balance Sheet Value, the Company shall pay Buyer the difference in cash within ten (10) business days after final determination of the Adjusted

Closing Date Balance Sheet Value (whether by mutual agreement between the Parties or by the Accounting Firm). If the Adjusted Closing Date Balance Sheet Value is greater than the Adjusted Preliminary Balance Sheet Value, Buyer shall pay the Company the difference in cash within ten (10) business days after final determination of the Adjusted Closing Date Balance Sheet Value (whether by mutual agreement between the Parties or by the Accounting Firm).

    SECTION 1.6  TITLE INSURANCE AND SURVEY.

        (i) Prior to the Closing, the Company shall have obtained for the benefit of Buyer, in connection with the transfer of the property in Gaithersburg, Maryland listed on Schedule 1.6(i) (the "PROPERTY") at the Closing, a signed commitment for the issuance of a 1970 ALTA title insurance policy with respect to the Property (the "TITLE POLICY") and an insured closing letter to be issued to Buyer at the Closing, issued by Lawyers Title Insurance Company or such other reputable title insurance company as is reasonably acceptable to Buyer (the "TITLE COMPANY") with a CLTA Form 100, Comprehensive Endorsement, or local equivalent, and (subject to Section 1.6(ii)) such other endorsements as may be available in Maryland and requested by Buyer prior to the Closing, which Title Policy shall (1) omit (or modify, so as to comply with the Company's representations in Section 3.1(q)(ii) that the Property is free and clear of all liens and encumbrances except for Permitted Encumbrances (as defined in clause (iii) below)), the so-called 'printed exceptions' (included among which, among others, are a survey exception and an exception for unrecorded leases, options, easements and other restrictions not of record), and (2) insure Buyer's acquisition of good and marketable fee title to the Property from the Company, free and clear of all liens and encumbrances other than Permitted Encumbrances, the amount of the Title Policy to be in the amount of $10 million. In order to obtain such deletion (or such modification) of the 'printed exceptions' from the Title Policy by the Title Company, the Company shall execute and deliver to the Title Company prior to the Closing such customary Owners' Title Affidavit as the Title Company may require to enable it to so delete (or so modify) the "printed exceptions' (the "TITLE AFFIDAVIT"). The Title Policy shall be in full force and effect at the Closing for the benefit of Buyer. The Company has delivered to Buyer an ALTA Survey on the Property (the "SURVEY") and shall, as promptly and reasonably practicable following the date of this Agreement, and in any event no later than ten (10) days prior to the Closing Date, cause the Survey to be redated and certified to Buyer and deliver the same to Buyer. The cost of the Title Policy and the Survey shall be shared equally by Buyer and the Company. Except as otherwise provided in Section 4.8(i), all other costs associated with the transfer of the Properties (including all Closing costs) shall be borne by the Company.

        (ii) Buyer acknowledges that the Company has made available to Buyer a preliminary title report (the "TITLE REPORT") delivered by the Title Company with respect to the Property and documents and information pertaining to the exceptions to title listed in the Title Report. Buyer may secure at its sole cost any additional title report or survey updates desired by Buyer. Any title exceptions or issues disclosed by the Title Report, the Survey, any preliminary title report or survey updates obtained by Buyer, or otherwise affecting the Property shall be referred to as the "TITLE EXCEPTIONS." Buyer shall have the right to request that the Title Company provide at Buyer's sole cost and expense any endorsements Buyer shall request, provided that the issuance of such endorsements shall not be a condition to or delay the Closing.

       (iii) "PERMITTED ENCUMBRANCES" shall include and refer to: (1) any and all Title Exceptions listed on Schedule 1.6(iii); (2) zoning ordinances and regulations and other laws or regulations governing use or enjoyment of the Property; (3) liens to secure taxes and assessments not yet due and payable; and (4) Title Exceptions caused by or created with the written consent of Buyer. Notwithstanding the foregoing, Seller shall remove at the Company's sole cost and expense, on or prior to the Closing Date any monetary liens or any mortgages or deeds of trust securing indebtedness of the Company, which shall not be treated as Permitted Encumbrances.

        (iv) The Company shall have no obligation to execute any affidavits or indemnifications in connection with the issuance of the Title Policy excepting only (1) the Owners' Title Affidavit referred to in
    Section 1.6(i) and (2) customary affidavits as to authority, the rights of tenants in occupancy and the status of mechanics' liens.

    SECTION 1.7 ESCROW FUND. At the Closing, Buyer shall deliver, or cause to be delivered, to an escrow agent to be selected prior to Closing (the "ESCROW AGENT") an amount in cash equal to $1,000,000 (the "ESCROW AMOUNT"), to be deducted from the Estimated Consideration and held in the Escrow Fund (as defined in Section 4.7(e)) pursuant to the terms set forth herein and in an escrow agreement to be entered into by and among Buyer, the Company and the Escrow Agent, substantially in the form attached hereto as Exhibit A (the "ESCROW AGREEMENT"). Subject to the terms of this Agreement, the Escrow Fund shall be (a) available to satisfy any indemnification obligations of the Company pursuant to Section 4.7 for Claims, including, without limitation, Third Party Claims (as the terms Claims and Third Party Claims are defined in Section 4.7(d)) made on or prior to the Initial Release Date (as defined in
Section 4.7(c)(ii)(A)(1)) and (b) paid out as provided in Section 4.7(e) and the Escrow Agreement.

                                   ARTICLE II
                                  THE CLOSING

    SECTION 2.1 THE CLOSING. Unless this Agreement shall have been terminated pursuant to Section 6. 1, and subject to the satisfaction or waiver of the conditions set forth in Article V, the closing of the Sale Transaction (the "CLOSING") shall take place as promptly as practicable following satisfaction or waiver of the conditions set forth in Article V, other than those conditions which by their terms are to be satisfied at the Closing, but not earlier than the later of (a) five (5) business days following such satisfaction or waiver or
(b) the next month-end closing of the Company's books for accounting and financial reporting purposes in accordance with its customary practices, at the offices of Heller Ehrman White & McAuliffe, 525 University Avenue, Palo Alto, California 94301, unless another date, time or place is agreed to in writing by the Parties. The date of the Closing is referred to as the "CLOSING DATE."

    SECTION 2.2 CLOSING OBLIGATIONS OF THE COMPANY. At the Closing, the Company shall deliver to Buyer:

        (i) such bills of sale, deeds (in recordable form, if reasonably requested by Buyer), conveyances, assignments and other instruments of transfer, duly executed by the Company, as Buyer may reasonably request in order for the Company to sell, convey, transfer and assign to Buyer all of the Company's right, title and interest in, and ownership of, the Included Assets;

        (ii) the confirmatory certificates referred to in Sections 5.2(a) and
    (b) and such other certificates, duly executed by appropriate officers of the Company, as Buyer may reasonably request in order to evidence (to the extent such evidence is reasonably available to the Company and not otherwise in Buyer's possession) satisfaction of the other conditions set forth in Section 5.1 and 5.2 (including, without limitation, the conditions set forth in Sections 5.1(g) and (h));

       (iii) a copy of the Escrow Agreement signed by the Company and the Escrow Agent;

        (iv) the Title Policy;

        (v) a cross receipt for the payment specified in Section 2.3(i);

        (vi) the books and records relating to the TG Business, the Included Assets and the Included Liabilities (it being agreed and understood that the Company may permanently retain copies of all such books and records, which shall, to the fullest extent consistent with applicable law, be held in strict confidence and shall be accessible only to these directors, officers, agents and representatives of the Company and any controlling person of the Company who may need such access to further legitimately the interests of the Company or such controlling person, as the case may be, in a manner consistent with the other provisions of this Agreement);

       (vii) copies of each of the confidentiality agreements (the "OTHER CONFIDENTIALITY AGREEMENTS") between the Company and all the potential purchasers of the TG Business, other than Buyer, who signed such an agreement, and received thereunder any non-public information about the TG Business, within two years prior to the Closing except for any Other Confidentiality Agreement which, by its terms, prohibited the Company from disclosing the other signatory thereto or the pendency of discussions between the Company and such signatory (the Company shall, however, advise the Buyer of the total number of Other Confidentiality Agreements containing such a prohibition and the Company hereby represents and warrants to Buyer that no third parties who were invited, but declined, to sign similar confidentiality agreements with respect to the TG Business were provided with material non-public information above the TG Business within two years prior to the date of this Agreement);

      (viii) opinions of (1) counsel for the Company and (2) special counsel to the Company substantially in the forms set forth in Schedules 2(viii)(1) and
    (2), respectively; and

        (ix) the unaudited balance sheet of the TG Business as of the last day of the most recently-completed calendar month for which the Company has, consistently with its customary practices, closed the books of the TG Business for accounting and financial reporting purposes, and the related unaudited statements of earnings and cash flows for the year-to-date period then ended, in each case prepared on a basis consistent with the basis of preparation of the TG Interim Financials (as defined in Section 3.1(h)(ii)).

    SECTION 2.3 CLOSING OBLIGATIONS OF BUYER. At the Closing, Buyer shall deliver to the Company:

        (i) an amount equal to the Estimated Consideration, less the Escrow Amount, such amount being payable by wire transfer to the account specified in Schedule 2.3 to this Agreement; and

        (ii) such instruments of assumption, duly executed by Buyer, and such consents and approvals, duly executed by the applicable third parties, as the Company may reasonably request (taking into account the parenthetical provision of Section 5.1(g)) in order for Buyer to assume, and be liable in place of the Company for, the Included Liabilities;

       (iii) the confirmatory certificates referred to in Sections 5.3(a) and
    (b) and such other certificates, duly executed by appropriate officers of Buyer, as the Company may reasonably request in order to evidence (to the extent such evidence is reasonably available to Buyer and not otherwise in Buyer's possession) satisfaction of the other conditions set forth in Sections 5.1 and 5.3;

        (iv) a copy of the Escrow Agreement signed by Buyer; and

        (v) an opinion of counsel for Buyer covering the matters set forth in
    Schedule 2.3(iv).

    SECTION 2.4 RISK OF LOSS. Until the Closing, any loss or damage to any of the Included Assets from fire, casualty or any other occurrence shall be the sole responsibility of the Company.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

    SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except to the extent that any of the following representations and warranties is qualified by a Schedule that (i) is included in the Company's Disclosure Schedules delivered to Buyer at the same time as the execution of this Agreement and accepted by Buyer under this Agreement (the "COMPANY DISCLOSURE SCHEDULES") and
(ii) specifically identifies the representation and warranty qualified by such Schedule (in which case, the specified representation and warranty shall be deemed made with such qualification), the Company hereby represents and warrants to Buyer as follows:

    (A) ORGANIZATION OF THE COMPANY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority and any necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing and in good standing or to have such power, authority and governmental approvals could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect (as defined below in this Section 3.1(a)). The term "TG BUSINESS MATERIAL ADVERSE EFFECT" means (to the exclusion of any other meaning) any of the following: (i) any adverse change in or effect on the business, results of operations or condition (financial or other) of the TG Business with a reasonably estimable value (measured, as of the date of determination, by reference to operating profit, as determined in accordance with GAAP applied consistently with the manner in which the Company prepared the TG Financial Statements (as defined in Section 3.1(h)(ii)), of at least $1,279,000 (it being agreed that, for all purposes of this Agreement, there shall be only a single test of $1,279,000 applicable to determine the existence of a TG Business Material Adverse Effect not only in connection with any individual provision of this Agreement which refers to a TG Business Material Adverse Effect but also in connection with all such provisions taken collectively and such test shall be applied to each such provision and all such provisions taken collectively (including all the provisions of this Section 3.1) on the basis of the cumulative effect on operating profit of all of such material adverse changes and effects); (ii) any material adverse change in or effect on the ability of the Company to consummate the Sale Transaction before the Terminal Date (as defined in Section 6.1(e)); or (iii) any debarment order issued by the U.S. Government (as defined in Section 3.1(s)(vii)) precluding the Company from bidding on or performing any present or future Government Contract (as defined in Section 3.1(s)) and any written allegation that could, as of the determination date (in light of all relevant facts and circumstances, including the Company's position with respect to such allegation), be reasonably viewed as likely to result in any such debarment order.

    (B) QUALIFICATION OF THE COMPANY. The Company is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing which could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect.

    (C) ARTICLES OF INCORPORATION AND BY-LAWS. The Company has furnished to Buyer a complete and correct copy of the Articles of Incorporation and the By-Laws of the Company as currently in effect. The Company is not in violation of any of the provisions of such Articles of Incorporation or By-Laws.

    (D) CAPITALIZATION. The authorized capital stock of the Company consists of 45,000,000 shares of Company Common Stock and 500,000 shares of preferred stock, $1.00 par value ("COMPANY PREFERRED STOCK"). As of June 25, 1999: (i) 6,569,021 shares of Company Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable and not subject to preemptive rights; and (ii) 1,546,979 shares of Company Common Stock were issuable pursuant to outstanding options previously granted to employees, non employee directors and consultants to purchase Company Common Stock pursuant to the Company's stock option plans (the "STOCK OPTION PLANS"). No shares of Company Preferred Stock are outstanding.

    (E) AUTHORITY RELATIVE TO AGREEMENT. The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the Sale Transaction. The execution, delivery and performance of this Agreement by the Company have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Sale Transaction, other than the approval of this Agreement and the Sale Transaction by the shareholders of the Company. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Buyer, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The only vote of the holders of any class or series of outstanding securities of the Company required for approval of this Agreement is the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock.

    (F) NO CONFLICT; REQUIRED FILINGS AND CONSENTS. Other than in connection with or in compliance with the specific provisions of (i) the California Corporations Code and the Company's Articles of Incorporation relating to the approval of this Agreement and the Sale Transaction by the Company's shareholders, (ii) the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted under such Act (collectively, the "EXCHANGE ACT"), relating to (I) the filing with, and clearance by, the Securities and Exchange Commission (the "SEC") of a proxy statement relating to the Shareholders Meeting referred to in Section 4.2 (such proxy statement, as amended or supplemented from time to time, being referred to as the "PROXY STATEMENT") and (II) the filing of any other reports and documents with the SEC relating to this Agreement or any of the transactions contemplated hereby,
(iii) the "blue sky" laws of the various states, (iv) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HART-SCOTT ACT") relating to the filing of notification regarding the Sale Transaction with the Antitrust Division of the Department of Justice and the Federal Trade Commission (collectively, the "ANTITRUST AUTHORITIES") and the expiration of the applicable waiting period under the Hart-Scott Act, and (v) applicable local permit laws, rules and regulations pertaining to the operation of the TG Business, the execution, delivery and performance of this Agreement by the Company do not and will not: (1) violate any provision of the Articles of Incorporation or By-Laws of the Company; (2) violate any statute, ordinance, rule, regulation, order or decree of any court or of any governmental or regulatory body, agency or authority, Federal, state, local or foreign (a "GOVERNMENTAL ENTITY"), applicable to the Company or by which any of properties or assets of the TG Business may be bound; (3) require any filing with, or permit, consent or approval of, or the giving of any notice to, any Governmental Entity (a "REQUISITE GOVERNMENTAL APPROVAL"); or (4) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default under, or result in the creation of any lien, security interest, charge or encumbrance on any of the properties or assets of the TG Business under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, lease, license, permit, franchise or other instrument or obligation to which the Company is a party, or by which any of the properties or assets of the Company relating to the TG Business is bound or affected, except
(A) in the case of sub-clauses (2) and (3) above, where the failure to obtain or make any such filing, permit, consent, or approval or the failure to give such notice or (B) in the case of sub-clause (4) above, where such violation, could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect.

    (G) COMPLIANCE WITH LAWS. The Company is in compliance with all applicable laws, regulations, orders, judgments and decrees except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect. There is no claim, action, proceeding or investigation pending or, to the knowledge of the Company, overtly threatened against the Company by, on behalf of or before any court, arbitrator or Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a TG Business Material Adverse Effect. No investigation by any Governmental Entity with respect to Company is pending or, to the knowledge of the Company, overtly threatened, other than, in each case, those the outcome of which, individually or in the aggregate, could not reasonably be expected to have a TG Business Material Adverse Effect.

    (H) SEC FILINGS AND FINANCIAL STATEMENTS.

        (i) Since December 31, 1995, the Company has filed all forms, reports and documents with the SEC required to be filed by it pursuant to the Federal securities laws and the SEC rules and regulations thereunder, and all forms, reports and documents filed with the SEC by the Company during such period (the "COMPANY SEC FILINGS") have complied in all material respects with all applicable requirements of the Federal securities laws and the SEC rules and regulations adopted under those laws. As of their respective dates, the Company SEC Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated financial statements included in the Company SEC Filings was prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto), and fairly presented in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the date of such consolidated financial statements and the results of their operations and their cash flows for the period then ended (subject, in the case of any unaudited financial statements, to normal year-end audit adjustments).

        (ii) Schedule 3.1(h) of the Company Disclosure Schedules sets forth the unaudited balance sheet of the TG Business as of December 31, 1998 and the related unaudited statements of earnings and cash flows for the twelve
    (12)-month period then ended (collectively, the "TG YEAR-END FINANCIALS").
    Schedule 3.1(h) also sets forth the unaudited balance sheet of the TG Business as of June 25, 1999 and the related unaudited statements of earnings and cash flows for the six (6)-month period then ended (collectively, the "TG INTERIM FINANCIALS" and, together with the TG Year-End Financials, the "TG FINANCIAL STATEMENTS"). Each of the TG Financial Statements was prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto), and fairly presented in all material respects the financial position of the TG Business as of the date of such TG Financial Statement and the results of operations of the TG Business and its cash flows for the period then ended (subject, in the case of the TG Interim Financials, to normal year-end adjustments).

       (iii) The Company will deliver to Buyer, as soon as they become available, true and complete copies of any report or statement mailed by the Company to its shareholders generally or filed by the Company with the SEC subsequent to the date of this Agreement and prior to the Closing. As of their respective dates, such reports and statements (excluding any written information provided for inclusion therein by or on behalf of Buyer, as to which the Company makes no representation) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading and will comply in all material respects with all applicable requirements of the Federal securities laws and the SEC rules and regulations thereunder. The consolidated financial statements of the Company to be included in such reports and statements (excluding any information therein provided by Buyer, as to which the Company makes no representation) will be prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto), and will fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates of such consolidated financial statements and the results of their operations and their cash flows for the respective periods then ended (subject, in the case of any unaudited financial statements, to normal year-end audit adjustments).

    (I) INFORMATION SUPPLIED.

        (i) None of the information included in the Proxy Statement (other than information supplied by or on behalf of Buyer for inclusion in the Proxy Statement) will contain, at the date it is first mailed to the Company's shareholders or at the time of the Shareholders Meeting (as defined in Section 4.2), any statement which, in the light of the circumstances under which such statement is made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the Shareholders Meeting or any amendment or supplement thereto.

        (ii) The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act except that the Company makes no representation with respect to any statements made based on information supplied by or on behalf of Buyer for inclusion in the Proxy Statement.

    (J) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in any Company SEC Filing made on or before July 30, 1999, since June 25, 1999 there has not been (i) any change, event or development in or affecting the TG Business that, individually or in the aggregate, constituted or could reasonably be expected to have a TG Business Material Adverse Effect, (ii) any change by the Company in its accounting methods, principles or practices relating to the TG Business, except as required by changes in GAAP or as recommended by the Company's independent accountants, or (iii) with respect to any employees directly involved (solely or primarily) in the TG Business (the "TG EMPLOYEES"), any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan or agreement or arrangement, or any other increase in the compensation payable or to become payable to any present or former TG Employee at or above the rank of Vice President for the TG Business, except for increases in base compensation and annual cash bonuses, in each case in the ordinary course of business and consistent with past practice.

    (K) ABSENCE OF LITIGATION. There are no suits, claims, actions, proceedings or investigations pending or overtly threatened against the TG Business or any properties of the Company relating to the TG Business before any court, arbitrator or other Governmental Entity. Neither the Company nor any of its respective properties or assets used in the TG Business is subject to any order, writ, judgment, injunction, decree, determination or award relating to the TG Business. The updated Schedule 3.1(k) to be provided to Buyer at the Closing in accordance with Section 5.2(a) shall be true and correct in all respects as of the Closing.

    (L) LIABILITIES. Other than regular quarterly cash dividends on Company Common Stock, since June 25, 1999 neither the Company nor the TG Business has incurred any material outstanding claims, liabilities or indebtedness, contingent or otherwise, that would be required to be disclosed in the Company's consolidated financial statements (or the notes thereto) or the TG Financial Statements (or the notes thereto), in each case prepared in accordance with GAAP, applied on a consistent basis, other than liabilities incurred in the ordinary course of business not involving borrowings by the Company.

    (M) LABOR MATTERS. The Company has complied in all respects with all laws, rules and regulations pertaining to employment practices with respect to the TG Employees, including, without limitation, the Worker Adjustment Retraining Notification Act, the wage hour laws, the Americans with Disabilities Act, and the discrimination laws, and no fact or event exists with respect to the TG

Employees that could give rise to liability under such acts, laws, rules or regulations, except for such occurrences, noncompliances and liabilities as could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect. The Company is not a party to any collective bargaining agreement with respect to the TG Employees. Since December 31, 1995, the Company has not (i) had any employees strikes, work stoppages, slowdowns or lockouts with respect to the TG Employees, (ii) received any requests for certifications of bargaining units or any other requests for collective bargaining with respect to the TG Employees, or (iii) become aware of any efforts to organize the TG Employees into a collective bargaining unit.

    (N) ENVIRONMENTAL MATTERS.

        (i) For purposes of this Agreement, the following terms shall have the following meanings: (1) "HAZARDOUS SUBSTANCES" means (A) those substances defined in or regulated under the following Federal statutes and their state counterparts, as each may be amended from time to time, and all regulations thereunder: the Hazardous Materials Transportation Act, 49 U.S.C. 5110 ET SEQ., the Resource Conservation and Recovery Act, 42 U.S.C. 6901 ET SEQ., the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 ET SEQ., the Clean Water Act, 33 U.S.C. 1251 ET SEQ., the Safe Drinking Water Act, 42 U.S.C. 300f ET SEQ., the Atomic Energy Act, 42 U.S.C. 2014 ET SEQ., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. 136 ET SEQ., the Toxic Substances Control Act, 15 U.S.C. 2601 ET SEQ., the Occupational Health and Safety Act, 29 U.S.C. 651 ET SEQ., and the Clean Air Act, 42 U.S.C. 7401 ET SEQ., and their state counterparts, as each may be amended from time to time, and all regulations adopted under all of the foregoing Federal and state laws, (B) petroleum and petroleum products, byproducts and breakdown products including crude oil and any fractions thereof, (C) natural gas, synthetic gas, and any mixtures thereof,
    (D) polychlorinated biphenyls, (E) any other chemicals, materials or substances defined or regulated as toxic or hazardous or as a pollutant or contaminant or as a waste under any applicable Environmental Law, and
    (F) any substance with respect to which a Governmental Entity requires environmental investigation, monitoring, reporting or remediation; PROVIDED, HOWEVER, that Hazardous Substances shall not include office and janitorial supplies in types and quantities used in the normal course of business; and
    (2) "ENVIRONMENTAL LAWS" means any Federal, state, foreign, or local law, rule or regulation, now in effect and as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of the environment, health, safety or natural resources, including without limitation, those relating to (A) releases or threatened releases of Hazardous Substances or materials containing Hazardous Substances or (B) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances.

        (ii) Except as could not reasonably be expected, individually or in the aggregate, to result in a TG Business Material Adverse Effect: (1) the Company is and has been in compliance with all applicable Environmental Laws in connection with the TG Business; (2) the Company has obtained all permits, approvals, identification numbers, licenses or other authorizations required under any applicable Environmental Laws with respect to the TG Business (the "ENVIRONMENTAL PERMITS") and is and has been in compliance with their requirements; (3) there are no underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Substances are being or have been treated, stored or disposed of on any real property presently owned, leased or operated by the Company and used in connection with the TG Business and to, the Company's knowledge, the foregoing statement in this clause (3) is correct with respect to any real property formerly owned, leased or operated by the Company and used in connection with the TG Business; (4) there is no asbestos or asbestos-containing material on any real property presently owned, leased or operated by the Company and used in connection with the TG Business where the presence of such material is in violation of any applicable

    Environmental Laws and, to the Company's knowledge, the foregoing statement in this clause (4) is correct with respect to any real property formerly owned, leased or operated by the Company and used in connection with the TG Business; (5) the Company has not, and to the Company's knowledge no other person has, released, discharged or disposed of Hazardous Substances on any real property presently owned, leased or operated by the Company and used in connection with the TG Business and none of such property contains any Hazardous Substances at a concentration level or in a quantity that is reportable under any Environmental Laws and, to the Company's knowledge, the foregoing statement in this clause (5) is true with respect to any real property formerly owned, leased or operated by the Company and used in connection with the TG Business; (6) the Company is not undertaking, and has not completed, any investigation or assessment or remedial or response action relating to any such prior release, discharge or disposal of or contamination with Hazardous Substances at any site, location or operation used in connection with the TG Business either voluntarily or pursuant to the order of any Governmental Entity or the requirements of any Environmental Laws; and (7) there are no (A) pending, past or overtly threatened actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, notices of liability or potential liability, investigations, proceedings, consent orders or consent agreements relating to any Environmental Laws, any Environmental Permits or any Hazardous Substances ("ENVIRONMENTAL CLAIMS") against the Company in connection with the TG Business or relating to any real property presently owned, leased or operated by the Company and used in connection with the TG Business, or
    (B) circumstances that could reasonably be expected to form the basis of any Environmental Claim, including without limitation with respect to any off-site disposal location presently used by the Company in connection with the TG Business and, to the Company's knowledge, the foregoing statements in sub-clauses (A) and (B) of this clause (7) are true with respect to any real property formerly owned, leased or operated by the Company and used in connection with the TG Business and with respect to any off-site disposal location formerly used the Company or any of its predecessors in connection with the TG Business.

       (iii) The Company has made available to Buyer copies of all environmental reports, studies or analyses in its possession or under its control relating to currently or formerly owned, leased or operated real property used in connection with the TG Business.

    (O) EMPLOYEE BENEFITS. Schedule 3.1(o) of the Company Disclosure Schedules lists (i) all employee benefit plans, programs and arrangements maintained for the benefit of any current or former TG Employee, other than the Stock Option Plans (the "TG PLANS") and (ii) all written agreements relating to employment or severance with any of the TG Employees other than, in each case, any such agreement that is terminable by the Company at will without penalty or other consequence (the "TG EMPLOYMENT CONTRACTS"). Schedule 3.1(o) of the Company Disclosure Schedule sets forth the name of each current TG Employee with an annual base salary greater than $150,000 and the annual base compensation applicable to each such TG Employee. The Company has made available to Buyer a copy of each TG Plan, each material document prepared in connection with each TG Plan and each TG Employment Contract. None of the TG Plans is a "multi employer plan" within the meaning of Sections 3(34) and 4007(a)(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). None of the TG Plans or the TG Employment Contracts promises or provides retiree medical or retiree life insurance benefits to any person. Each TG Plan intended to be qualified under Section 401(a) of the Internal Revenue Code, as amended (the "TAX CODE"), is so qualified. Each TG Plan has been operated in all material respects in accordance with its terms and the requirements of applicable law. Neither the Company nor any of its affiliates has incurred any direct or indirect material liability under, arising out of or by operation of Title IV of ERISA in connection with the termination of, or withdrawal from, any TG Plan or any other plan subject to Title IV of ERISA and no fact exists or event has occurred that could reasonably be expected to give rise to any such liability. No TG Plan is subject to, or has been covered by, Title IV of ERISA or
Section 412 of the Tax Code.

All contributions required to have been made to the TG Plans have been timely made. Except as provided in the TG Plans and the TG Employment Contracts listed on Schedule 3.1(o), no TG Employee will be entitled to any additional benefits or any acceleration of the time of payment or vesting of any benefits as a result of the Sale Transaction.

    (P) TAX MATTERS.

        (i) For the purposes of this Agreement: (1) "TAX" or, collectively, "TAXES," means: (A) any and all Federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, AD VALOREM, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts; (B) any liability for the payment of any amounts of the type described in clause (A) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and
    (C) any liability for the payment of any amounts of the type described in clause (A) or (B) as a result of any express or implied obligation to indemnify any other person or as a result of any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for Taxes of a predecessor entity; and
    (2) "RETURN" means Federal, state, local and foreign returns, estimates, information, statements and reports relating to any and all Taxes concerning or attributable to the Included Assets or the TG Business.

        (ii) The Company, and any affiliated group, within the meaning of
    Section 1504 of the Tax Code, of which the Company is or has been a member, has: (1) filed all Returns required to be filed by it prior to the date of this Agreement (taking into account extensions); (2) paid all Taxes shown as due on such Returns and paid all applicable AD VALOREM and value added Taxes as are due; and (3) paid all Taxes with respect to the TG Business for which a notice of assessment or collection has been received (other than amounts being contested in good faith by appropriate proceedings), except, in the case of clauses (1), (2) and (3), for any such filings and payments which could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect. Neither the Internal Revenue Service nor any other Federal, state, local or foreign taxing authority (a "TAX AGENCY") has asserted in writing any claims for Taxes with respect to the TG Business, which claims, individually or in the aggregate, could reasonably be expected to have a TG Business Material Adverse Effect. The Company has withheld or collected and paid over to the appropriate Tax Agency (or is properly holding for such payment) all Taxes required by law to be withheld or collected with respect to the TG Business, except for amounts which could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect. There are no liens for Taxes upon the Included Assets (other than liens for Taxes that are not yet due or that are being contested in good faith by appropriate proceedings), except for liens which could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect.

       (iii) None of the Included Assets is treated as "tax exempt use property," within the meaning of Section 168(h) of the Tax Code.

        (iv) Neither the Company nor any of its subsidiaries has given, with respect to the Company or any assets of the TG Business, any consent under
    Section 341 of the Tax Code.

        (v) None of the Included Assets is a lease made pursuant to
    Section 168(f)(8) of the Tax Code.

        (vi) The Company is not a "foreign person" within the meaning of
    Section 1445 of the Tax Code.

    (Q) TANGIBLE PROPERTY.

        (i) As of the Closing, the Company will have good and marketable title to all tangible properties and assets included in the Included Assets, with only such exceptions as, individually or in the aggregate, could not reasonably be expected to have a TG Business Material Adverse Effect; PROVIDED, HOWEVER, that the foregoing representation is not made with respect to the Property, the TG Leases (as defined in Section 3.1(q)(iii)) and any other interests in real property included in the Included Assets, as to all of which the representations contained in the next sentence and in sections 3.1(q) (ii) and (iii) below, as applicable, shall apply. All of the tangible properties and assets included in the Included Assets have been maintained and repaired for their continued operation and are in good operating condition, reasonable wear and tear excepted, and usable in the ordinary course of business.

        (ii) All of the Included Assets are free and clear of all liens and encumbrances, except (1) liens for taxes not yet due and payable, (2) liens of landlords, vendors, warehousemen and mechanics, and (3) Permitted Encumbrances. To the knowledge of the Company, all real estate properties that are Included Assets (whether owned or leased) are in compliance with all applicable laws, statutes, rules and regulations (including, without limitation, building and zoning laws) and all covenants, conditions, restrictions or easements affecting the property or its use or occupancy, the failure to comply with which could, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect, and no notices of any such failures to comply have been received by the Company; PROVIDED, HOWEVER, that the foregoing representation is not made with respect to Environmental Laws, as to which the representations contained in
    Section 3.1(n) shall apply.

       (iii) Each of the leases (the "TG LEASES") listed as an Included Asset is unmodified and in full force and effect (and true and complete copies thereof, together with any additional amendments and supplements thereto, have been delivered to Buyer and are included in Section 3.1(q) of the Company Disclosure Schedule, and, to the knowledge of the Company, there are no other agreements, written or oral, between the Company and any third parties claiming an interest in the interest of the Company in, or otherwise affecting the use and occupancy of, the property leased under each TG Lease. The Company is not in material default under the TG Leases, no material defaults (whether or not subsequently cured) by the Company have been alleged thereunder and no event has occurred that, with the giving of notice or the passage of time, would constitute a material default thereunder. To the knowledge of the Company, no lessor named in any of the TG Leases is in default thereunder, and no defaults (whether or not subsequently cured) by such lessor have been alleged thereunder.

    (R) CERTAIN CONTRACTS AND AGREEMENTS.

        (i) Schedule 3.1(r)(i) of the Company Disclosure Schedules lists each contract (other than a Government Contract, as defined in Section 3.1(s), and any contract listed in Section 3.1(v) of the Company Disclosure Schedule) in effect as of June 25, 1999 and relating to the TG Business which is required by its terms or is currently expected to result in the payment or receipt by the Company of more than $200,000 and which is not terminable by the Company without the payment of any penalty or fine on not more than three months' notice, other than the TG Plans (a "TG MATERIAL CONTRACT"). Each TG Material Contract is, to the knowledge of the Company, in full force and effect and is enforceable against the parties thereto (other than the Company) in accordance with its terms and no condition or state of facts exists that, with notice or the passage of time, or both, would constitute a material default by the Company or, to the knowledge of the Company, any third party under any TG Material Contract. The Company has duly complied in all material respects with the provisions of each TG Material Contract to which it is a party.

        (ii) Schedule 3.1(r)(ii) of the Company Disclosure Schedules lists:
    (1) all agreements relating to joint ventures, partnerships and equity or debt investments involving the TG Business; (2) all non-compete agreements with the Company relating to the TG Business (whether as beneficiary or obligor); (3) all agreements, notes, bonds, indentures or other instruments governing indebtedness for borrowed money of the Company relating to the TG Business, and any guarantee thereof or the pledge of any assets or other security therefor; (4) each lease relating to the TG Business that provides for annual lease payments by the Company in an amount in excess of $200,000;
    (5) each material agreement between the Company and any hospital, hospital management company, health maintenance organization or other managed care payor relating to the TG Employees; (6) each management contract and contract with independent contractors or consultants (or similar arrangements) relating to the TG Business that includes exclusive rights or requires payments in excess of $200,000 individually or $500,000 in the aggregate to which the Company is a party, which are not cancelable without penalty or further payment upon 30 days' or less notice; and (7) each other agreement of the Company relating to the TG Business not made in the ordinary course of business that is to be performed on or after the date of this Agreement, except for any agreement (A) which is required by any other provision of this Section 3.1 to be included on a Company Disclosure Schedule delivered under that provision, or (B) the termination, or breach of any provision, of which agreement could not reasonably be expected to have a TG Business Material Adverse Effect.

    (S) GOVERNMENT CONTRACTS.

        (i) Schedule 3.1(s) of the Company Disclosure Schedules sets forth each Government Contract in effect as of June 25, 1999 and each Bid pending as of such date (as such terms are defined in clause (vii) below).

        (ii) Except for such matters as could not reasonably be expected, individually or in the aggregate, to result in a TG Business Material Adverse Effect, the Company has, since December 31, 1986, complied with all applicable requirements of the U.S. Government Cost Accounting Standards, the Federal Truth in Negotiations Act and other U.S. laws, rules, regulations or orders applicable to Government Contracts or Bids.

       (iii) Except for such matters as could not reasonably be expected, individually or in the aggregate, to result in a loss (a "RELEVANT LOSS") of at least $250,000 individually or $500,000 when aggregated with all other such losses, Schedule 3.1(s) of the Company Disclosure Schedules identifies each Government Contract with respect to which, to the Company's knowledge, as of the date hereof: (1) the Company is in breach; (2) aggregate costs (direct and indirect) incurred or currently expected to be incurred in connection with any fully-funded Government Contract will exceed any limitation-of-costs provision in such Contract; (3) the Company expects to recognize a loss at the gross profit level (determined in accordance with GAAP applied on a basis consistent with the preparation of the financial statements referred to in Schedule 3.1(h)(ii) of the Company Disclosure Schedules)) in connection with such Government Contract; (4) in the case of a multi-year contract, full funding (pursuant to multi-year contract provisions) has not been established; or (5) there has been a material amendment or modification since March 31, 1999.

        (iv) Except for such matters as could not reasonably be expected, individually or in the aggregate, to result in a Relevant Loss: (1) to the Company's knowledge, there are no audits (other than those conducted in the ordinary course of business) of any Government Contracts being conducted by the U.S. Government, a prime contractor of the U.S. Government or any other party to any Government Contract; (2) except to the extent that the same has been finally resolved (and any liability relating thereto has been paid or reflected in the balance sheet referred to in Section 3.1(h)(ii)), the Company has not, with respect to any current Government Contract, received:
    (A) any written cure notice or show cause notice (as defined in the Federal Acquisition

    Regulation Part 49, PARA 49.607(a) and (b), respectively) pursuant to applicable contract default provisions or notice-of-default provisions;
    (B) any written contract termination, whether for default, convenience, cancellation or lack of funding or other reasons; (C) any written final decision assessing a price reduction, penalty or claim for damages or other remedy; (D) any written claim (as defined in the Federal Acquisition Regulation at PARA 33,201) based on assertions of defective pricing or violations of government cost accounting standards or cost principles;
    (E) any written request for an equitable adjustment of, or claim (as defined in the Federal Acquisition Regulations at PARA 33,201) concerning, such Government Contract by any of the Company's customers, subcontractors or suppliers; (F) any written disallowance, written questioning or other written challenging of material costs (direct or indirect); or (G) any written notice of any investigation or enforcement proceeding of a criminal, civil or administrative nature by any investigative or enforcement agency of any government (including any notice of QUI TAM action brought under the Civil False Claims Act alleging any irregularity, misstatement or omission arising under or relating to such Government Contract); and (3) to the Company's knowledge, other than nominal retainage, no amount of money due to the Company pertaining to any Government Contract has been withheld or set off nor has any claim been made to withhold or set off money and the Company is entitled to all progress payments received with respect thereto.

        (v) Neither the Company nor any of the Company's officers or any of the TG Employees has been suspended or debarred from or determined to be ineligible for bidding or submitting offers on Government Contracts, no such suspension, debarment or ineligibility has been initiated or determined or, to the Company's knowledge, overtly threatened or noticed in writing, and, to the Company's knowledge, the consummation of the Sale Transaction will not result in any such suspension, debarment or ineligibility (assuming that no such suspension, debarment or ineligibility will result from the identity, nationality or conduct of Buyer or of persons associated with and/or controlling Buyer).

        (vi) Except for such matters as could not reasonably be expected, individually or in the aggregate, to result in a TG Business Material Adverse Effect: (1) all personal property, equipment and fixtures loaned, bailed or otherwise furnished to the Company by or on behalf of the United States Government in connection with the TG Business that are or should be in the possession of the Company ("CUSTOMER-FURNISHED ITEMS"), in the aggregate, are in a good state of maintenance and repair (ordinary wear and tear excepted), have been regularly and appropriately maintained and repaired in accordance with all contractual, legal and regulatory requirements and, unless returned to the United States Government, will be in the possession of the Company on the Closing Date; and (2) the Company has complied with its obligations relating to the Customer-Furnished Items and, upon the return thereof, would have no material liability to the United States Government with respect thereto.

       (vii) The following terms, as used in this Agreement, have the following meanings: (1) "BID" means any written offer by the Company that if accepted would lead to a Government Contract; (2) "GOVERNMENT CONTRACT" means any prime contract, subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, letter contract, purchase order, delivery order or other procurement arrangement of any kind in writing, valued at $10,000 or more and relating to the TG Business (A) between the Company and
    (I) the U.S. Government (acting on its own behalf or on behalf of another country or international organization), (II) any prime contractor of the U.S. Government or (III) any subcontractor to a prime contractor of the U.S. Government but only in any case where the contract between the Company and such subcontractor expressly indicates that such contract with the Company is being entered into in connection with a Government Contract under which the other party to such contract with the Company is a subcontractor, or
    (B) financed by the U.S. Government and subject to the rules and regulations of the U.S. Government concerning procurement; and (3) "U.S. GOVERNMENT" means the United States Government and any agencies, instrumentalities and departments thereof.

    (T) INSURANCE. The Company has in full force and effect the policies of fire, liability, title, errors and omissions and other forms of insurance relating to the TG Business listed on Schedule 3.1(t) of the Company Disclosure Schedules. The Company is not in default under any such policies, which default could reasonably be expected to have a TG Business Material Adverse Effect, and there is no material inaccuracy in any application for such policies. Each of the Company's activities and operations relating to the TG Business have been conducted in a manner so as to conform in all material respects to the applicable provisions of such policies. The Company has not received a notice of cancellation or non renewal with respect to any such policy. Schedule 3.1(t) of the Company's Disclosure Schedule lists all pending claims relating to the TG Business under any of such policies in excess of $10,000 and timely notice has been given of all such claims.

    (U) TRANSACTIONS WITH AFFILIATES. Except as disclosed in any of the Company SEC Filings and excluding the TG Employment Contracts, there are no contracts, agreements, arrangements or understandings of any kind between any affiliate of the Company, on the one hand, and the Company, on the other hand, other than any such contracts, agreements, arrangements and understandings that either individually or in the aggregate are DE MINIMIS in nature or do not relate to the TG Business.

    (V) INTELLECTUAL PROPERTY.

        (i) The Company is entitled to use all of the following which are used in or necessary for the conduct of the TG Business as currently conducted, namely: (1) trademarks, logos, service marks, trade names, internet domain names, designs, slogans, and general intangibles of like nature, together with all goodwill related to the foregoing (collectively, the "TRADEMARKS"),
    (2) patents and patent applications, (3) copyrights (including any registrations, renewals and applications for any of the foregoing),
    (4) software, (5) technology, and (6) trade secrets and other confidential information, know how, proprietary processes, formulae, algorithms, models, methodologies and inventions (collectively, the "TRADE SECRETS" and, together with items (1) through (5) above, the "INTELLECTUAL PROPERTY"), the absence of which could, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect.

        (ii) Schedule 3.1(v) of the Company Disclosure Schedules sets forth, for the Intellectual Property owned by the Company, a complete and accurate list of all U.S. and foreign (1) patents and patent applications,
    (2) registrations of Trademarks (including internet domain registrations) and applications; and (3) copyright registrations and applications (collectively, the "REGISTERED INTELLECTUAL PROPERTY").
    Schedule 3.1(v) sets forth a complete and accurate list of all license agreements relating to the TG Business (except for end user license and support/maintenance agreements entered into in the ordinary course of business (the "USER AGREEMENTS")) granting any right to use or practice any Intellectual Property, whether the Company is the licensee or licensor thereunder, and any written settlements relating to any Intellectual Property to which the Company is a party or otherwise bound (collectively, the "LICENSE AGREEMENTS"), indicating for each the title, the parties, and the date executed.

       (iii) Except for the User Agreements and License Agreements, to the Company's knowledge, (1) the Company has the right to use the Intellectual Property free and clear of all liens and obligations and (2) after the Closing, Buyer shall have the right to use the Intellectual Property free and clear of all liens and obligations subject to the User Agreements and the License Agreements.

        (iv) The Registered Intellectual Property is subsisting and has not been canceled, expired, or abandoned, and, to the Company's knowledge, the Registered Intellectual Property is valid. There is no pending or, to the Company's knowledge, overtly threatened opposition, interference or cancellation proceeding before any court or registration authority in any jurisdiction against the Registered Intellectual Property.

        (v) To the Company's knowledge, the conduct of the TG Business as currently conducted does not infringe upon any intellectual property rights owned or controlled by any third party. There are no claims or suits pending or, to the Company's knowledge, overtly threatened, and the Company has not received any notice of a third party claim or suit, (1) alleging that its activities with respect to any Intellectual Property, or the conduct of the TG Business, infringes upon, violates, or constitutes the unauthorized use of the intellectual property rights of any third party, or (2) challenging the ownership, use, validity or enforceability of any Intellectual Property.

        (vi) There are no settlements, forbearances to sue, consents, judgments, or orders to which the Company is a party which (1) restrict the Company's rights to use any Intellectual Property, (2) restrict the TG Business in order to accommodate a third party's intellectual property rights, or
    (3) permit third parties to use any Intellectual Property used in or necessary for the conduct of the TG Business. The Company has not licensed or sublicensed its rights in any material Intellectual Property other than pursuant to the User Agreements and/or the License Agreements, and no royalties, honoraria or other fees are payable by the Company for its use of or right to use any Intellectual Property, except pursuant to the License Agreements. To the Company's knowledge, the License Agreements are valid and binding obligations of all parties thereto, enforceable in accordance with their terms, subject to, bankruptcy, insolvency and similar laws affecting creditors' rights and to the discretionary nature of equitable remedies, and, to the Company's knowledge, there exists no event or condition which will result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by any party under, any such License Agreement which violation, breach or default could, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect.

       (vii) All material Trade Secrets and other confidential Intellectual Property have been maintained in confidence in accordance with protection procedures customarily used in the industry to protect rights of like importance, but not less than reasonable care. All current members of management and key personnel of the TG Business, including all current employees, agents, consultants and independent contractors (except for any independent contractors which are parties to License Agreements) who have contributed to or participated in the conception or development of material Trade Secrets or other confidential Intellectual Property the disclosure of which, individually or in the aggregate, could reasonably be expected to have a TG Business Material Adverse Effect (collectively "PERSONNEL"), and to the Company's knowledge all former Personnel, have executed and delivered to the Company an employment or a nondisclosure agreement restricting such person's right to disclose Trade Secrets and other confidential Intellectual Property. To the Company's knowledge, no party to any nondisclosure agreement with the Company relating to any Trade Secrets or other confidential Intellectual Property is in breach or default thereof. All current Personnel, and to the Company's knowledge all former Personnel, either (i) have been party to a "work-for-hire" or other arrangement or agreement with the Company, in accordance with all applicable laws, that has accorded the Company full, effective, exclusive ownership of all tangible and intangible property thereby arising in the course of their employment by the Company or (ii) have executed appropriate instruments of assignment in favor of the Company as assignee that have conveyed to the Company full, effective and exclusive ownership of all tangible and intangible property arising in the course of their employment by the Company excepting, in the case of either subclause (i) or (ii) above, where the failure of the statement made in such subclause to be true could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect. No current Personnel, and to the Company's knowledge no former Personnel, have a meritorious claim against the Company in connection with such person's involvement in the conception or development of any Trade Secret or other Intellectual Property and no such claim has been asserted or is overtly threatened. None of the current officers and employees of the Company has any patents issued or applications pending for any device, process, design or invention of any kind now used or needed by the Company in the furtherance of the TG Business, which patents or applications have not been assigned to the Company under an assignment duly recorded in the United States Patent and Trademark Office or other appropriate Governmental Entity in the case of any foreign patents or patent applications.

      (viii) To the knowledge of the Company, no third party is misappropriating, infringing, diluting, or violating any Intellectual Property, and no such claims have been brought against any third party by the Company.

        (ix) The consummation of the Sale Transaction will not (1) result in the loss or impairment of the Company's right to use any Intellectual Property, nor (2) require the consent of any Governmental Entity or third party in respect of any Intellectual Property, which loss or impairment, or the failure to obtain which consent, could, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect.

        (x) To the extent used in accordance with their intended purpose as set forth in any manuals or materials (as amended or supplemented) delivered in connection therewith, all of the products, as upgraded to be Year 2000 Compliant (as defined below in this clause (x)), of the Company used in or necessary for the conduct of the TG Business and listed as Included Assets (including products currently under development) will, after the Closing, except as could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect, accurately record, store, process, calculate and present calendar dates falling on and after (and if applicable, spans of time including) January 1, 2000, and will accurately calculate any information dependent on or relating to such dates in the same manner, and with the same functionality, data integrity and performance, as such products record, store, process, calculate and present calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such dates (collectively, "YEAR 2000 COMPLIANT"). All of the products of the Company used in or necessary for the conduct of the TG Business and listed as Included Assets (i) will, after the Closing, except as could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect, lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000 and (ii) will be operable without error with other products used and distributed by the Company that may deliver records to the products of the Company or receive records from the products of the Company, or interact with the products, including but not limited to back up and archived data, provided that such other products are also Year 2000 Compliant. Schedule 3.1(x) of the Company Disclosure Schedule contains a true and correct statement of the extent to which the internal computer and technology products and systems used in the TG Business are Year 2000 Compliant. The Company has taken all actions represented in such statement to have been taken by it.

    (W) CUSTOMS. All goods imported into the United States or any other country in connection with the TG Business (the "IMPORTED GOODS") have been properly valued and classified in accordance with applicable tariff laws, rules and regulations, and all proper duties, tariffs or excise taxes have been paid with respect to the Imported Goods. No penalties have been assessed, asserted or claimed with respect to any Imported Goods. All Imported Goods have been properly marked as to country of origin, content and material.

    (X) CUSTOMERS AND SUPPLIERS.

        (i) Schedule 3.1(x)(i) of the Company Disclosure Schedules sets forth (to the extent permitted by applicable law and contractual provisions) a complete and accurate list of the customers of the TG Business who have purchased products or services from the Company during the Company's prior fiscal year or any interim period from the end of the Company's prior fiscal year to the date of this Agreement. To the Company's knowledge, there exists no actual or overtly threatened termination, cancellation or material limitation of, or any material modification or material change to the configuration of, orders contained in outstanding backlog for the TG Business as of June 25, 1999, as set forth in
    Schedule 3.1(x)(i). Each of the customers listed on Schedule 3.1(w)(i) has purchased products or services in the TG Business pursuant to a standard purchase order, a form of which is attached to Schedule 3.1(x)(i).

        (ii) Schedule 3.1(x)(ii) of the Company Disclosure Schedules contains a complete and accurate list of all suppliers of significant materials or services to the Company in connection with the TG Business. To the Company's knowledge, there exists no actual or overtly threatened termination, cancellation or limitation of any agreement with, or any modification or change in the business relationship of the Company with, any supplier or group of suppliers listed on Schedule 3.1(x)(ii).

    (Y) PRODUCT WARRANTIES; DEFECTS; LIABILITY. Each product manufactured, sold, leased, or delivered by the Company has been in conformity with all applicable contractual commitments and all express and implied warranties, and the Company does not have any liability (and, to the Company's knowledge, there is no basis for any present or future action, suit proceeding, hearing, investigation, charge, complaint, claim, or demand against it giving rise to any liability) for replacement or repair thereof or other damages in connection therewith, except where any such non-conformity or any such liability could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect. No product manufactured, sold, leased or delivered by the Company in the ordinary course of the TG Business is subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale or lease or beyond that implied or imposed by applicable law. Schedule 3.1(y) includes copies of the Company's standard terms and conditions of sale or lease relating to the TG Business.

    (Z) SUFFICIENCY OF INCLUDED ASSETS. As of the Closing, the Included Assets, together with the Intellectual Property licensed to Buyer pursuant to the Cross License Agreement referred to in Section 5.2(f), will constitute all of the assets necessary to enable Buyer to continue operating the TG Business in substantially the same manner it is being operated on the date of this Agreement, subject to the right of Buyer to change such operations following the Closing.

    SECTION 3.2 REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to the Company as follows:

    (A) CORPORATE ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Buyer is a direct wholly-owned subsidiary of Marconi North America, Inc., a Delaware corporation ("MARCONI"), and Marconi Aerospace Electronic Systems Inc., a Pennsylvania corporation ("MAESI"), is a direct wholly-owned subsidiary of Buyer. Buyer has the requisite corporate power and authority and any necessary governmental approvals to own, operate or lease its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing and in good standing or to have such power, authority and governmental approvals could not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect. The term "BUYER MATERIAL ADVERSE EFFECT" means any material adverse change in or effect on (i) the business, results of operations or condition (financial or other) of Buyer and its subsidiaries taken as a whole or (ii) the ability of Buyer to consummate the Sale Transaction on or before the Terminal Date (a Buyer Material Adverse Effect of the kind included in this clause (ii) being referred to as a "BUYER MATERIAL ADVERSE CONSUMMATION EFFECT").

    (B) CERTIFICATE OF INCORPORATION AND BY-LAWS. Buyer has furnished to the Company a complete and correct copy of its Certificate of Incorporation and By-Laws as currently in effect and the corresponding corporate documents of MAESI. Buyer is not in violation of any of the provisions of such Certificate of Incorporation or By-Laws and MAESI is not in violation of any of the provisions of such corresponding corporate documents.

    (C) AUTHORITY RELATIVE TO AGREEMENT. Buyer has all necessary corporate power and authority to enter into this Agreement, to perform its obligations under this Agreement and to consummate the Sale Transaction. The execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the Sale Transaction have been duly and validly authorized by all necessary corporate action on the part of Buyer, and no other corporate proceedings on the part of Buyer are necessary to authorize or consummate the Sale Transaction. This Agreement has been duly executed and delivered by Buyer and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

    (D) NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

        (i) The execution, delivery and performance of this Agreement by Buyer does not and will not: (1) conflict with or violate the Certificate of Incorporation or By-Laws of Buyer; (2) assuming that all consents, approvals and authorizations contemplated by Section 3.2(d)(ii) have been obtained, all filings described in such Section have been made and all notification periods referred to in such Section have expired, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Buyer or by which Buyer or its properties are bound or affected; or (3) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) or result in the loss of a material benefit under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of any lien, security interest, change or encumbrance on any of the properties or assets of Buyer pursuant to, any note, bond, mortgage, indenture, contract, lease, license, permit, franchise or other instrument or obligation to which Buyer is a party or by which Buyer or any of properties or assets of Buyer is bound or affected, except, in the case of clauses (2) and (3), for any such conflicts, violations, breaches, defaults or other occurrences which could not, individually or in the aggregate, reasonably be expected to result in a Buyer Material Adverse Effect.

        (ii) The execution, delivery and performance of this Agreement by Buyer and the consummation of the Sale Transaction by Buyer do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity, except for:
    (1) applicable filings under the Hart-Scott Act and the Exon-Florio Act and the expiration of the waiting periods under those Acts; (2) clearance under the Federal rules and regulations referred to in Section 5.1(d); and
    (3) such other Requisite Governmental Approvals as shall have been specified by Buyer to the Company in writing prior to the date of this Agreement.

    (E) INFORMATION SUPPLIED. None of the information supplied or to be supplied by or on behalf of Buyer in writing or otherwise approved by Buyer for inclusion in the Proxy Statement will contain, at the date the Proxy Statement is first mailed to the Company's shareholders or at the time of the Shareholders Meeting, any statement which, in the light of the circumstances under which such statement is made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the Shareholders Meeting or any amendment or supplement thereto.

    (F) ABSENCE OF CERTAIN CHANGES OR EVENTS. Since December 31, 1998, there has not been any change, event or development in or affecting Buyer that, individually or in the aggregate, constituted, or could reasonably be expected to have, a Buyer Material Adverse Consummation Effect.

    (G) ABSENCE OF LITIGATION. There are no suits, claims, actions, proceedings or investigations pending or, to the knowledge of Buyer, overtly threatened against Buyer or any of its subsidiaries, or any properties of Buyer or any of its subsidiaries, before any court, arbitrator or Governmental Entity that, individually or in the aggregate, could reasonably be expected to have a Buyer Material Adverse Effect. Neither Buyer nor any of its subsidiaries nor any of their respective properties or assets is or are subject to any order, writ, judgment, injunction, decree, determination or award having, or which could reasonably be expected to have, a Buyer Material Adverse Consummation Effect.

    (H) FINANCING. Buyer has and will provide the funds necessary to consummate the Sale Transaction in accordance with the terms of this Agreement. The Included Assets will not be used to secure any indebtedness incurred to provide such funds.

                                   ARTICLE IV
          CONDUCT OF TG BUSINESS PENDING THE CLOSING; OTHER COVENANTS

    SECTION 4.1 CONDUCT OF TG BUSINESS PENDING THE CLOSING. Except as otherwise required by the terms of this Agreement or unless Buyer shall otherwise agree in writing (such agreement not to be unreasonably withheld):
(i) the TG Business shall be conducted only in, and the Company shall not take any action with respect to the TG Business except in, the ordinary course of business and in a manner consistent with past practice and in compliance with applicable laws; (ii) the Company shall use its reasonable commercial efforts to preserve intact the TG Business and its organization, to keep available the services of the current TG Employees, to preserve the present relationships of the Company with the customers and suppliers of the TG Business and other persons with whom the Company has significant business relations in connection with the TG Business, and to keep in place, consistent with past practice, the insurance coverages (other than title insurance) listed on Schedule 3.1(t) of the Company Disclosure Schedules; and (iii) by way of amplification and not limitation of the foregoing, the Company shall not directly or indirectly do, or propose or commit to do, any of the following:

    (a) Except to the extent required under the Stock Option Plans, the TG Plans or the TG Employment Contracts, in each case as in effect on the date of this
Agreement: (i) increase the compensation or fringe benefits of any of the TG Employees, except for increases in compensation in the ordinary course of business in accordance with past practice; or (ii) grant any severance or termination pay to any TG Employees, or (iii) establish, adopt, enter into or amend or terminate any TG Plan or other plan, agreement, trust, fund, policy or arrangement for the benefit of any TG Employees except as required by law or as provided in this Agreement; PROVIDED, HOWEVER, that this Section 4.1(b) shall not prohibit the Company, to the extent consistent with past practice, from hiring personnel from time to time in the ordinary course of the TG Business and providing such personnel with benefits deemed appropriate by the Company, in each case subject to prior consultation with Buyer;

    (b) Sell, lease, license, mortgage or otherwise encumber or subject to any lien or otherwise dispose of any of the Included Assets other than in the ordinary course of business consistent with past practice and in amounts that could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect;

    (c) Except for (i) current capital expenditure plans set forth on
Schedule 4.1(c) of the Company Disclosure Schedules, (ii) individual expenditures of less than $100,000, (iii) expenditures under contracts or commitments permitted by Section 4.1(g), expend, or commit to expend, funds for expenditures related to the TG Business;

    (d) Adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation;

    (e) Recognize any labor union for TG Employees (unless legally required to do so) or enter into any collective bargaining agreement related to the TG Business;

    (f) Except as may be required as a result of a change in United States generally accepted accounting principles or as recommended by the Company's independent accountants and consented to in writing by Buyer (which consent shall not be unreasonably withheld) prior to such change, change any of the accounting methods, practices or principles used by the Company;

    (g) Either (i) enter into any contract or commitment relating to the TG Business providing for payments to the Company of more than (1) $10,000,000 in connection with standard, non-developmental products sold at standard or catalog prices, (2) $1,000,000 in connection with developmental programs, bids or contracts (whether funded by customers or internal research and development), or
(3) $2,000,000 in connection with non-standard programs or pricing or significant deviations from the TG Business' standard terms and conditions or the terms and conditions contained in the Government Contracts listed on
Schedule 3.1(s), in each case either in connection with an individual transaction or a series of related transactions, or (ii) make any bid which, if accepted, would result in any such contract or commitment; or

    (h) Authorize any of, or commit or agree to take any of, the foregoing actions or any action which would make any of the representations or warranties of the Company contained in this Agreement untrue as of the date when made if such action had then been taken.

    SECTION 4.2 SHAREHOLDERS MEETING. In connection with the requirement that this Agreement and the Sale Transaction be approved by the Company's shareholders: (a) the Company shall take all action necessary, in accordance with and subject to the California Code and its Articles of Incorporation and By-Laws, to convene a meeting of its shareholders (the "SHAREHOLDERS MEETING") as soon as reasonably practicable after the date of this Agreement to consider and vote upon the adoption and approval of this Agreement and the Sale Transaction, and such other matters (if any) as the Company may wish to submit for a separate vote at the Shareholders Meeting; (b) subject to clause (c) below, the Company, through the Board, shall recommend to its shareholders approval of this Agreement and the Sale Transaction and such recommendation shall be included in the Proxy Statement; and (c) the Board may fail to make such recommendation, or withdraw, modify or change such recommendation, or take the position described in Section 6.1(g)(ii) with respect to a tender offer of the kind therein specified, if and only if the Board, having been advised in writing by outside counsel, determines in good faith that the making of such recommendation, or the failure to so withdraw, modify or change such recommendation, could constitute a breach of the Board's fiduciary duties to the Company's shareholders under California law (but the foregoing shall not entitle the Company to delay or defer the Shareholders Meeting).

    SECTION 4.3 PREPARATION OF PROXY STATEMENT. As soon as reasonably practicable following the date of this Agreement, the Company shall prepare the Proxy Statement and, following approval by Buyer (which approval shall not be reasonably withheld), shall file the Proxy Statement with the SEC. The Company shall use its reasonable commercial efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after such filing. The Company shall use its reasonable commercial efforts to cause the Proxy Statement to be mailed to the Company's shareholders as promptly as practicable after the Proxy Statement is cleared by the SEC. The Company and Buyer shall each correct any information provided by it for use in the Proxy Statement which shall have become false or misleading.

    SECTION 4.4  CERTAIN FILINGS.  Promptly following the date of this
Agreement: (a) the Company and Buyer shall prepare and file with the Antitrust Authorities all documents and forms required under the Hart-Scott Act, and thereafter each of the Company and Buyer shall use its reasonable commercial efforts to obtain the timely expiration of the waiting period applicable to the Sale Transaction under the Hart-Scott Act; (b) Buyer shall make application to the Committee on Foreign Investment in the

United States ("CFIUS") under Section 721 of the Defense Production Act of 1950 (the "EXON-FLORIO ACT") for a favorable review of the Sale Transaction and the Company shall cooperate thereafter with Buyer to achieve a favorable review of the Sale Transaction by CFIUS; and (c) Buyer shall make the applications necessary to satisfy the condition set forth in Section 5.1(d) and the Company shall thereafter cooperate with Buyer to satisfy such condition. Where required or appropriate under applicable law, any person in control of Buyer may take any of the actions required to be taken by Buyer under this Section 4.4 but nothing shall relieve Buyer of its obligations under this Section 4.4 with respect to any actions required by this Section 4.4.

    SECTION 4.5  ACCESS TO INFORMATION.

    (a) The Company: (i) shall, and shall cause its auditors and other agents to, afford the officers, auditors and other agents of Buyer reasonable access at all reasonable times (during normal business hours so as not to unduly or unreasonably interfere with the TG Business or any other business of the Company) to its senior officers, agents, independent accountants, properties, offices and other facilities involved in the TG Business and (subject to restrictions imposed by applicable law or by contract) to all books and records (including all Returns, and the work papers and other documents of the Company's independent accountants), and to all financial, operating and other data and information, in each case relating to the TG Business, the Included Assets and the Included Liabilities, as Buyer, through its officers, may from time to time reasonably request (including all internal financial and operating reports and results); (ii) shall make available its senior officers, its independent accountants and (subject to all applicable privileges, which shall not be deemed waived) its outside counsel, in each case upon reasonable prior notice and during normal business hours, to confer on a regular basis with the appropriate officers of Buyer regarding the ongoing operations of the TG Business, the implementation of the transactions contemplated by this Agreement and other matters reasonably related thereto; (iii) shall, promptly after it has, consistently into its customary practices, closed its books for accounting and financial reporting purposes with respect to each completed calendar month prior to the Closing (excluding the month covered by the unaudited financial statements referred to in Section 2.2(ix)), furnish to Buyer the unaudited balance sheet of the TG Business as of the last day of such month, and the related unaudited statements of earnings and cash flows for the year-to-date period then ended, in each case prepared on a basis consistent with the basis of preparation of the TG Interim Financials; and (iv) shall promptly notify Buyer of any change by the Company in its accounting methods, principles or practices (whether or not required by changes in GAAP or recommended by the Company's independent accountants). No investigation pursuant to this Section 4.5(a) shall affect any representations or warranties of the Parties made in this Agreement or the conditions to the obligations of the Parties under this Agreement.

    (b) Buyer shall hold information it receives pursuant to Section 4.5(a) which is nonpublic in confidence and shall not disclose such information to any third party without the written consent of the Company. Such information shall be subject to the Confidentiality Agreement dated March 31, 1999 between the Company and Marconi (the "CONFIDENTIALITY AGREEMENT").

    SECTION 4.6  SOLICITATIONS.

    (a) OFFERS FOR THE TG BUSINESS. The Company shall not, directly or indirectly, through any officer, director or agent, solicit, initiate or encourage the submission of any proposal or offer from any person relating to (and limited to) any acquisition or purchase of all or any material portion (other than inventory in the ordinary course) of the assets of, or any equity interest in, the TG Business or solicit, participate in or initiate any negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek to do any of the foregoing, and all efforts being conducted by or on behalf of the Company on the date of this Agreement to solicit purchasers of the TG Business shall be discontinued forthwith. Also, the Company shall not release any third party from, or waive any provision of, any confidentiality or standstill agreement to which the Company is a party insofar as such agreement relates to the TG Business.

    (b) SOLICITED OFFERS FOR THE COMPANY OR ITS OTHER BUSINESSES. Nothing in this Agreement shall preclude the Company from continuing its efforts to sell either the Company as an entirety or the Company's component businesses other than the TG Business pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer, asset acquisition or other similar transaction (a "NON-TG TRANSACTION"); PROVIDED, HOWEVER, that: (i) the Company shall inform all third parties from which it solicits an offer or proposal for, and with which it negotiates, any Non-TG Transaction that the Company is bound by the provisions of this Agreement, including Section 4.6(a);
(ii) the Company shall not solicit, initiate or encourage the submission of a proposal for, or enter into any agreement providing for, a Non-TG Transaction on terms that would prevent the Company from consummating the Sale Transaction;
(iii) the Company shall not solicit, initiate or encourage the submission of a proposal for, or enter into any agreement providing for, a Non-TG Transaction pursuant to which control of the Company as an entirety would be acquired prior to the consummation of the Sale Transaction unless the terms of such Non-TG Transaction require the acquiror to acknowledge the existence of, and cause the Company to comply with its obligations under, this Agreement and the Escrow Agreement; and (iv) all efforts being conducted by or on behalf of the Company on the date of this Agreement to solicit, initiate or encourage any proposal inconsistent with this Section 4.6(b) shall be discontinued forthwith and each of the parties to the Other Confidentiality Agreements shall promptly be informed that the Company has agreed with Buyer to cease soliciting and accepting any proposals involving the direct or indirect acquisition of the TG Business.

    (c) UNSOLICITED INCONSISTENT OFFERS FOR THE COMPANY. Nothing in Sections 4.6(a) or (b) shall prohibit the Company from informing its shareholders, and taking action under clause (c) of Section 4.2, if it receives an unsolicited written bona-fide proposal made to the Company after the date of this Agreement to consummate a transaction that would (directly or through an acquisition of the Company as an entirety) include the TG Business and preclude the Company from consummating the Sale Transaction provided that: (i) the Company gives Buyer, as promptly as practicable, written notice of the receipt of any such proposal together with a copy of such proposal or an accurate and reasonably detailed summary of the material terms thereof and a statement of the identity of the proponent; and (ii) the Company does not, directly or indirectly, through any officer, director, agent or otherwise, furnish information to, or enter into discussions or negotiations with, such other bidder until after the shareholders of the Company have voted on the Sale Transaction and then only if such vote shall fail to approve the Sale Transaction.

    SECTION 4.7  INDEMNIFICATION.

    (a) GENERAL INDEMNIFICATION BY THE COMPANY. The Company covenants and agrees, from and after the Closing, to indemnify, defend, protect and hold harmless Buyer and its respective officers, directors, employees, assigns, successors and affiliates (individually, a "BUYER INDEMNIFIED PARTY" and, collectively, the "BUYER INDEMNIFIED PARTIES") from, against and in respect of all liabilities, losses, claims, damages, business disruption, consequential damages, punitive damages, causes of action, lawsuits, administrative proceedings (including informal proceedings), investigations, audits, demands, assessments, judgments, settlement payments, deficiencies, penalties, fines, interest payable to third persons and reasonable costs and expenses (including without limitation reasonable attorneys' fees and other disbursements) (collectively, "DAMAGES") suffered, sustained, incurred or paid by the Buyer Indemnified Parties in connection with, resulting from or arising out of, directly or indirectly: (i) any inaccuracy or breach of any representation or warranty of the Company set forth in this Agreement (as qualified by the Company Disclosure Schedules) or any certificate delivered by or on behalf of Company at the Closing; (ii) any nonfulfillment of any covenant or agreement of the Company in this Agreement; (iii) any Excluded Liabilities; or (iv) any liabilities of the Company that are not Included Liabilities.

    (b) GENERAL INDEMNIFICATION BY BUYER. Buyer covenants and agrees, from and after the Closing, to indemnify, defend and protect and hold harmless the Company and its respective officers, directors, employees, assigns, successors and affiliates (individually a "COMPANY INDEMNIFIED PARTY" and, collectively, the "COMPANY INDEMNIFIED PARTIES") from, against and in respect of all Damages suffered, sustained, incurred or paid by the Company Indemnified Parties in connection with, resulting from or arising out, directly or indirectly: (i) any inaccuracy or breach of any representation or warranty of Buyer set forth in this Agreement or any certificate delivered by or on behalf of Buyer at the Closing; (ii) any nonfulfillment of any covenant or agreement of Buyer in this Agreement; (iii) any Included Liability; (iv) any liabilities of Buyer or the TG Business that are attributable to any act, omission or event occurring after the Closing; (v) any liability of the Company to the extent that it is attributable to the conduct of the TG Business after the Closing; or (vi) any liabilities of Buyer that are not Excluded Liabilities.

    (C) LIMITATIONS AND EXPIRATION. Notwithstanding Sections 4.7(a) and (b):

        (i) The aggregate amount for which the Company is required to indemnify the Buyer Indemnified Parties under this Section 4.7 shall not exceed the Escrow Fund; PROVIDED, HOWEVER, that this limitation shall not apply to, and the Buyer Indemnified Parties shall not be obligated to apply any claims against the Escrow Fund with respect to, the Company's liability for
    (i) Damages arising out of any liabilities referenced in Sections 4.7(a)(iii) or (iv); (ii) any indemnity under Section 4.8(b) or any Damages arising out of any breaches of the covenants of the Company set forth in
    Section 4.8; (iii) Damages based on fraud or willful breaches by Company, or any of its affiliates or agents on behalf of Company, of any of its representations or warranties contained in this Agreement (as qualified by the Company Disclosure Schedules) or in any certificate delivered by or on behalf of Company at the Closing; or (iv) any adjustment to the Estimated Consideration under Sections 1.3, and 1.4 (it being understood that any matter with respect to which any such adjustment is made under Section 1.4 shall not also be considered a breach of any representation or warranty of Company contained in this Agreement).

        (ii) The indemnification obligations of Company under this Section 4.7 shall terminate at the date that is the later of the dates specified in clause (A) and (B) of this Section 4.7(c)(ii):

           (A) (1) Except as to representations, warranties and covenants specified in clauses (A)(2) and (A)(3) of this Section 4.7(c)(ii), and subject to clause (B) of this Section 4.7(c)(ii), the Initial Release Date as defined in Section 9(a) of the Escrow Agreement (the "INITIAL RELEASE DATE"); PROVIDED, HOWEVER, that, notwithstanding any other provision of this Agreement, no Claim (as defined in Section 4.7(d) below) with respect to any of the matters referenced in this clause (A)(1) shall be effective unless Buyer gives the Company a Claim Notice (as defined in Section 4.7(d)) on or prior to the Initial Release Date; or

               (2) With respect to the covenants of the Company set forth in
           Section 4.8, the expiration of all relevant Federal, state or foreign statute of limitation (including extensions thereof); or

               (3) With respect to Excluded Liabilities or any liabilities of the Company that are not Included Liabilities, and except as set forth in clause (A)(2) of this Section 4.7(c)(ii), the indemnification of the Company shall survive forever; or

           (B) Notwithstanding clause (A) of this Section 4.7(c)(ii), as to any Claim for which a Claim Notice has been delivered to the Company as of the relevant date described in clause (A) of this
       Section 4.7(c)(ii) (all such claims, and the claims referred to in Section 4.7(c)(iii), being referred to as "PENDING CLAIMS"), the final resolution of such Pending Claim (notwithstanding the earlier occurrence of the date applicable thereto under Section 4.7(c)(ii)(A) above).

       (iii) The indemnification obligations of Buyer shall terminate at the date that is the later of (A) the Initial Release Date, except that the indemnification obligations of Buyer to the Company set forth in
    Section 4.7(b)(iii), (iv), (v) and (vi) and with respect to the covenants of Buyer set forth in Section 4.8 shall terminate on the expiration of all relevant Federal, state or foreign statute of limitations (including extensions thereof) and (B) the resolution of all Pending Claims against Buyer under Section 4.7(b).

        (iv) Notwithstanding anything to the contrary in this Agreement: (I) no Buyer Indemnified Party shall be entitled to indemnification under this Agreement unless and until the sum of all otherwise indemnifiable amounts payable to all the Buyer Indemnified Parties together exceeds $250,000, in which case, subject to the other provisions of this Agreement, the amount indemnifiable shall be the entire aggregate amount due, including the first $250,000; and (II) no Company Indemnified Party shall be entitled to indemnification under this Agreement unless and until the sum of all otherwise indemnifiable amounts payable to all the Company Indemnified Parties together exceeds $250,000, in which case, subject to the other provisions of this Agreement, the amount indemnifiable shall be the entire aggregate amount due, including the first $250,000. The foregoing limitations of clauses (I) and (II) shall not apply to the indemnification obligations of either Party with respect to their respective covenants set forth in Section 4.8 and the indemnification obligations of Company set forth in Section 4.7(c)(ii)(A)(3) and shall also not apply to the obligations of either Party with respect to the matters specified in
    Section 4.7(a)(iii)(iv), Section 4.7(b)(v) or (vi),
    Section 4.7(c)(i)(iv) or Section 6.2.

        (v) The aggregate amount for which Buyer is required to indemnify the Company Indemnified Parties under this Section 4.7 shall not exceed $1,000,000; PROVIDED, HOWEVER, that this limitation shall not apply to Buyer's liability for: (i) Damages arising out of any liabilities referenced in Sections 4.7(b)(iii), (iv), (v) or (vi); (ii) any indemnity under
    Section 4.8(c) or any Damages arising out of any breaches of the covenants of Buyer set forth in Section 4.8; or (iii) Damages based on fraud or willful breaches by Buyer, or any of its affiliates or agents on behalf of Buyer, of any of its representations or warranties contained in this Agreement or in any certificate delivered by or on behalf of Buyer at the Closing.

    (D) INDEMNIFICATION PROCEDURES. All claims or demands for indemnification under this Section 4.7 ("CLAIMS") shall be asserted and resolved as follows:

        (i) In the event that any Company Indemnified Party or Buyer Indemnified Party (an "INDEMNIFIED PARTY") has a Claim against any party obligated to provide indemnification pursuant to Section 4.7(a) or (b) (an "INDEMNIFYING PARTY") which does not involve a Claim being asserted against or sought to be collected by a third party, the Indemnified Party shall with reasonable promptness give written notice (the "CLAIM NOTICE") of such Claim to the Indemnifying Party, with a copy to the Escrow Agent, if applicable, specifying the nature of such Claim and the amount or the estimated amount thereof to the extent then feasible. If the Indemnifying Party does not notify in writing the Indemnified Party within thirty (30) days after the date of delivery of the Claim Notice that the Indemnifying Party disputes such Claim, with a statement in reasonable detail (to enable the Indemnified Party to understand the nature of the dispute) of the basis of such position (a "NOTICE OF OBJECTION"), a copy of which is delivered to the Escrow Agent, if applicable, the amount of such Claim shall be conclusively deemed a liability of the Indemnifying Party hereunder. In case a Notice of Objection is delivered to the Indemnified Party in accordance with this
    Section 4.7(d)(i), the Indemnified Party shall respond in a written statement to the Notice of Objection within thirty (30) days and, for sixty
    (60) days thereafter, the parties shall attempt in good faith to resolve such dispute (and, if the parties should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties). If the parties do not resolve the dispute within such sixty (60) day period, either party may demand arbitration of the matter unless the amount of the Damages is at issue in pending litigation with a third party, in which event arbitration shall not be commenced until the amount is ascertained or both parties agree to arbitration. Any arbitration under this Section 4.7(d) shall be conducted in accordance with Section 7.6.

        (ii) (A) In the event that any Claim for which the Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against an Indemnified Party by a third party (a "THIRD PARTY CLAIM"), the Indemnified Party shall promptly deliver a Claim Notice to the Indemnifying Party. The Indemnifying Party shall have thirty (30) days from the date of delivery of the Claim Notice to notify the Indemnified Party (I) whether the Indemnifying Party disputes liability to the Indemnified Party hereunder with respect to the Third Party Claim, and, if so, the basis for such a dispute, and (II) whether or not the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend against the Third Party Claim, provided that the Indemnified Party, at the sole cost and expense, is hereby authorized (but not obligated) to file any motion, answer or other pleading and to take any other reasonable action which the Indemnified Party shall deem necessary or appropriate to protect the Indemnified Party's interests.

           (B) If the Indemnifying Party elects to defend the Indemnified Party against such Third Party Claim by appropriate proceedings, then, unless the Indemnified Party otherwise agrees in writing, the Indemnifying Party may not settle any Third Party Claim (in whole or in part) if such Indemnified Party desires to participate in, but not control, any such defense or settlement the Indemnified Party may do so at its sole cost and expense. If the Indemnifying Party elects not to defend the Indemnified Party against a Third Party Claim, whether by failure of the Indemnifying Party to give the Indemnified Party timely notice as provided herein or otherwise, then the Indemnified Party, without waiving any rights against such party, may settle or defend against such Third Party Claim in the Indemnified Party's reasonable discretion and the Indemnified Party shall be entitled to recover from the Indemnifying Party or the Escrow Fund, as provided in Section 4.7(e), the amount of any settlement or judgment and, on an ongoing basis, all indemnifiable costs and expenses of the Indemnified Party with respect thereto.

           (C) If at any time, in the reasonable opinion of the Indemnified Party, notice of which shall be given in writing to the Indemnifying Party, any Third Party Claim seeks material prospective relief which could have an adverse effect on any Indemnified Party or the TG Business, the Indemnified Party shall have the right to control or assume (as the case may be) the defense of any such Third Party Claim and the amount of any judgment or settlement and the reasonable costs and expenses of defense shall be included as part of the indemnification obligations of the Indemnifying Party hereunder. If the Indemnified Party elects to exercise such right, the Indemnifying Party shall have the right to participate in, but not control, the defense of such Third Party Claim at the sole cost and expense of the Indemnifying Party.

       (iii) The Indemnified Party shall cooperate fully with the Indemnifying Party to defend Third Party Claims as reasonably requested by the Indemnifying Party by, for example, making relevant employees reasonably available and providing reasonable access to documents and information during normal business hours and with prior notification.

        (iv) Subject to Section 4.7(c), nothing herein shall be deemed to prevent the Indemnified Party from making a Claim, and an Indemnified Party may make a Claim hereunder, for potential or contingent Damages; PROVIDED, HOWEVER, that within thirty (30) days of notifying the Indemnifying Party of such potential or contingent claim, the Indemnified Party delivers to the Indemnifying Party a Claim Notice that sets forth the specific basis for any such Claim.

        (v) Subject to the provisions of Section 4.7(c), the Indemnified Party's failure to give reasonably prompt notice as required by Section 4.7(d) of any actual, threatened or possible claim or demand which may give rise to a right of indemnification hereunder shall not relieve the

    Indemnifying Party of any liability which the Indemnifying Party may have to the Indemnified Party unless the failure to give such notice materially and adversely prejudiced the Indemnifying Party.

        (vi) In the event of any inconsistency between the procedures set forth in this Section 4.7(d) and the procedures set forth in Section 4.8 (relating to Taxes), Section 4.8 (relating to Taxes) shall control.

    (E) ESCROW FUND: APPOINTMENT OF ESCROW AGENT; EXCLUSIVE REMEDY. The Company and Buyer hereby agree to the creation of an escrow fund to satisfy the Company's indemnification obligations to the Buyer Indemnified Parties pursuant to the terms of this Section 4.7. The Company shall be deemed to have received and deposited with the Escrow Agent the Escrow Amount and all interest and earnings accruing on the Escrow Amount shall accrue to (and be taxable currently to) Company. The Escrow Amount and all interest and earnings thereon, as increased or decreased from time to time in accordance with the Escrow Agreement (collectively, the "ESCROW FUND"), and all claims or demands for payment out of the Escrow Fund shall be governed by the terms of the Escrow Agreement. The Company and Buyer hereby appoint an Escrow Agent to administer the Escrow Fund. The Company and Buyer shall each bear one half of the fees and expenses of the Escrow Agent incurred in connection with the establishment and maintenance of the Escrow Fund. The Parties agree and acknowledge that, notwithstanding any other provision of this Agreement, payments from the Escrow Fund shall be the Buyer Indemnified Parties' sole and exclusive remedy for Damages for which the Company shall be liable under Section 4.7(a), and no Claim may first be made once the balance in the Escrow Fund has fallen to zero, in each case except as set forth in Section 4.7(c)(i).

    (F) SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the Company shall survive the Closing, shall remain in effect until, and shall (subject to the final sentence of Section 4.7(e)) expire in accordance with, Section 4.7(c)(ii). The representations and warranties of Buyer shall survive the Closing, shall remain in effect until, and shall expire in accordance with, Section 4.7(c)(iii).

    (G) CALCULATION OF LOSSES. The amount of any Damages for which indemnification is provided under this Section 4.7 or Sections 4.8(b) or
(c) shall be net of any amounts actually recovered by the Indemnified Party under insurance policies with respect to such Damages and shall be
(i) increased to take account of any net Tax cost incurred by the Indemnified Party arising from the receipt of indemnity payments hereunder (grossed up for such increase) and (ii) reduced to take account of any net Tax benefit realized by the Indemnified Party arising from the incurrence or payment of any such Damages, in each case calculated at the time of payment, using the characterization described below and assuming that all income and deductions bear (or relieve) Tax at an effective corporate rate based on the maximum marginal Federal rate and a state rate of 7.0%, taking into account the deductibility (if then allowed) of state tax from Federal taxable income. Any indemnity payment under this Section 4.7 or Sections 4.8(b) or (c) shall be treated as an adjustment to the Adjusted Consideration for Tax purposes, or as settlement of an obligation intended to be retained by the Company although paid by Buyer, unless a final determination (which shall include the execution of a Form 870-AD or successor form) with respect to the Indemnified Party or any of its affiliates causes any such payment not to be treated as an adjustment to the Adjusted Consideration for United States Federal income tax purposes. If any Tax Agency asserts in writing during the examination of any Return of Buyer or the Company that any indemnity payment should be characterized other than as provided in this Section 4.7(g), the Party that receives the proposed recharacterization (the "AFFECTED PARTY") shall promptly notify the other Party (the "CONSULTED PARTY") in writing, with a copy of the proposed recharacterization. The Affected Party may control any proceedings involving the proposed recharacterization but (1) shall resist, in good faith and by appropriate proceedings, the proposed recharacterization, (2) shall provide the Consulted Party with copies of the portions of all communications from the relevant Tax Agency and all proposed filings and submissions regarding the proposed recharacterization, (3) shall consult with the Consulted Party regarding the conduct of the contest, and (4) shall not settle or concede the proposed recharacterization without the consent of the Consulted Party. If the Affected Party materially breaches its obligations under the preceding sentence, the Consulted Party may, in computing the amount of any indemnity payable to the Affected Party, continue to treat its indemnity payments as an adjustment to the Adjusted Consideration and not as provided in any final determination made with respect to the Affected Party.

    SECTION 4.8 TAX MATTERS. The Company and Buyer hereby covenant and agree with respect to certain Tax matters as follows:

    (a) TAX TREATMENT AND ALLOCATIONS. Within sixty 60 days after the date of this Agreement, Buyer shall provide to the Company a schedule setting forth the proposed allocation (the "PRELIMINARY ALLOCATION SCHEDULE") of the Estimated Consideration to and among the Included Assets, such Preliminary Allocation Schedule to be adjusted following the Closing Date to reflect events occurring between the date of this Agreement and the Closing Date with a final version thereof (the "UPDATED ALLOCATION SCHEDULE") to be prepared by Buyer within 35 days after the Closing Date. Such allocations shall be made in accordance with Section 1060 of the Tax Code and any applicable Treasury Regulations and shall also reflect an appropriate allocation to Included Assets subject to sales or other transfer taxes. The Company shall be deemed to have accepted the Updated Allocation Schedule, and it shall be deemed final, unless the Company provides written notice of disagreement to Buyer within thirty (30) days of receipt of the Updated Allocation Schedule (the "DISAGREEMENT NOTICE"). If the Company provides a Disagreement Notice, the Parties shall negotiate in good faith to resolve the differences. If the disagreements are not resolved within thirty (30) days of Buyer's receipt of the Disagreement Notice, Buyer shall engage a national independent accounting firm (the "ACCOUNTANT") reasonably acceptable to the Company to resolve the difference. The Accountant will be requested to resolve the dispute and determine the correct allocation in accord with Section 1060 of the Tax Code and, within thirty (30) days of engagement, to issue its report in writing to Buyer and the Company (the "ACCOUNTANT REPORT"). One half of the fees of the Accountant shall be borne by the Company and one half of such fees shall be borne by Buyer. Neither Party shall take a position on any Return, before any Tax Agency or in any judicial proceeding that is inconsistent with the Updated Allocation Schedule, if final, or the Accountant Report, except as required by law.

    (b) RETURNS. The Company shall prepare and file (or cause to be prepared and filed) on a timely basis (to the extent not filed on or before the date of this Agreement) all Returns for all taxable periods ending on or before the Closing Date, shall (subject to Section 4.8(i)) pay all Taxes shown to be due on such Returns, and shall indemnify and hold Buyer harmless against, from and in respect of (i) all Taxes of the Company attributable to the Included Assets or the operation of the TG Business (the "TG TAXES") for all taxable periods (or any portion thereof) which end on or before the Closing Date (except to the extent such TG Taxes have been included in the Adjusted Closing Date Balance Sheet); (ii) all TG Taxes for any taxable period or periods for all members of any affiliated, consolidated, combined or unitary group of which the Company is or has been a member prior to the Closing Date; and (iii) with respect to any taxable period commencing before the Closing Date and ending after the Closing Date (a "STRADDLE PERIOD"), all TG Taxes attributable to the portion of the Straddle Period prior to and including the Closing Date (the "PRE-CLOSING PERIOD") (except to the extent such TG Taxes have been included in the Adjusted Closing Date Balance Sheet). For purposes of this Agreement, the portion of any Tax which is the subject of this Section 4.8 that is attributable to the Pre-Closing Period shall be (i) in the case of a Tax (including any property or AD VALOREM Tax) that is not based on net income, gross income, premiums or gross receipts, the total amount of such Tax for the period in question multiplied by a fraction, the numerator of which is the number of days in the Pre-Closing Period, and the denominator of which is the total number of days in such Straddle Period, and (ii) in the case of a Tax which is the subject of this
Section 4.8 that is based on any of net income, gross income, premiums or gross receipts, the Tax that would be due with respect to the Pre-Closing Period if such Pre-Closing Period were a separate taxable period, except that exemptions, allowances, deductions or credits that are calculated on an annual basis (such as the deduction for depreciation or capital allowances) shall be apportioned on a PER DIEM basis. For purposes hereof, all Taxes which are the subject of this
Section 4.8 arising from the Sale Transaction, except as set forth in
Section 4.8(i), shall be deemed to be Taxes attributable to the Pre-Closing Period and shall be the responsibility of Company.

    (c) INDEMNITY; LIABILITY FOR TAXES. Buyer shall prepare and file (or cause to be prepared and filed) on a timely basis all Returns for all taxable periods beginning after the Closing Date, shall, subject to Sections 4.8(d) through (f), pay all Taxes shown to be due on such Returns, and shall indemnify and hold the Company harmless against, from and in respect of all TG Taxes (i) for any taxable year or period commencing after the Closing Date, and (ii) for any Straddle Period, other than Taxes attributable to the Pre-Closing Period. The principles of the first sentence of Section 4.7(g) shall apply to any indemnification payment by either Party to the other under this Section 4.8.

    (d) REFUNDS AND CREDITS. All refunds or credits of TG Taxes for or attributable to taxable years or periods ending on or before the Closing Date (or the Pre-Closing Period, in the case of a Straddle Period) shall be for the account of the Company, except to the extent such refund or credit is included in the Adjusted Closing Date Balance Sheet. Following the Closing, Buyer shall forward (or cause to be forwarded) to the Company any such refunds or credits due to the Company pursuant to this Section 4.8 and the Company shall forward (or cause to be forwarded) to Buyer all refunds or credits due to Buyer pursuant to this Section 4.8, in each case in accordance with the provisions of
Section 4.8(f).

    (e) PROCEDURES REGARDING TAX CHANGES.

        (i) If an audit examination of any Return of the Company for any taxable period ending on or before the Closing Date shall result (by settlement or otherwise) in any adjustment the effect of which is to increase deductions, losses or tax credits or decrease income, gains, premiums, revenues or recapture of Tax credits ("CHANGES") reflected on a Return of Buyer for any taxable period ending after the Closing Date, the Company shall notify Buyer and provide it with all necessary information so that it can reflect on the appropriate Return any appropriate Changes. If, as a result of such Changes, Buyer or its subsidiaries enjoy a net Tax benefit (taking into account all Tax effects) from an increase in deductions, losses or tax credits and/or a decrease in income, gains, premiums, revenues or recapture of tax credits ("BUYER TAX BENEFITS") for taxable periods ending after the Closing Date, Buyer shall pay to Company the amount of such Buyer Tax Benefit within thirty (30) days of when such Buyer Tax Benefits were actually realized by Buyer in accordance with Section 4.8(f).

        (ii) If an audit examination of any Tax Return of Buyer or its subsidiaries for taxable period ending after the Closing Date shall result (by settlement or otherwise) in any Change reflected on a Return of the Company or its subsidiaries for any taxable periods ending on or before the Closing Date, Buyer shall notify the Company and provide it with all the necessary information so that the Company can reflect any appropriate Changes on its Return. If, as a result of such Changes, the Company or its subsidiaries enjoy a net Tax benefit (taking into account all Tax effects) from an increase in deductions, losses or tax credits and/or a decrease in the income, gains, premiums, revenues, or recapture of tax credits the ("COMPANY TAX BENEFITS") for taxable periods ending on or before the Closing Date, the Company shall pay to Buyer the amount of such Company Tax Benefits within thirty (30) days of when such Company Tax Benefits are actually realized by the Company or its subsidiary, in accordance with
    Section 4.8(f).

    (f) TIMING OF TAX BENEFIT PAYMENTS. Any payments or refunds or credits for Taxes, or any payment of Buyer Tax Benefits or Company Tax Benefits, that are required to be paid under this Agreement shall be made within thirty
(30) business days of receipt of any refund or thirty (30) business days of the actual realization of any tax benefit, as the case may be.

    (g) TERMINATION OF TAX SHARING AGREEMENTS. The Company hereby agrees that, except for this Agreement, there are no, and as of the Closing there will be no, obligations of the Company relating to the TG Business pursuant to any tax sharing agreement or any similar arrangement, and any further obligations that might otherwise have existed thereunder shall be extinguished as of the Closing.

    (h) CONDUCT OF AUDITS OR OTHER PROCEDURAL MATTERS. Each Party shall, at its own expense, control any audit or examination by any Tax Agency, and have the right to initiate any claim for refund or amended Returns and contest, resolve and defend against any assessment, notice of deficiency or other adjustment or proposed adjustment of Taxes (the "PROCEEDINGS") for any taxable period for which that Party is charged with payment or indemnification responsibility under this Agreement. Each Party shall promptly forward to the other all written notifications and other written communications including, if applicable, the original envelope showing any postmark, for any Tax Agency received by such Party or its affiliates relating to any liability for Taxes for any taxable period for which such other Party or any of its affiliates is charged with sole payment or indemnification responsibility under this Agreement and each Indemnifying Party shall promptly notify, and consult with, each Indemnified Party to any action it proposes to take with respect to any liability for Taxes for which it is required to indemnify the other Party and shall not enter into any closing agreement or final settlement with any Tax Agency with respect to any such liability without the written consent of the Indemnified Parties, which consent shall not be unreasonably withheld. In the case of any Proceedings relating to a Straddle Period, Buyer shall control such Proceedings and shall consult in good faith with the Company as to the conduct of such Proceedings. The Company shall reimburse Buyer for such portion of the costs, including legal costs, of conducting such Proceedings as is represented by the portion of the Tax with respect to such Straddle Period for which the Company is liable pursuant to this Agreement. Each Party shall, at the request and expense of the other, execute or cause to be executed any powers of attorney or other documents reasonably requested by such requesting Party to enable it to take any and all actions the requesting Party reasonably requires with respect to any Proceedings which the requesting Party controls. The failure by a Party to provide timely notice under this Section 4.8(h) shall relieve the other Party from its obligations under this Section 4.8 with respect to the subject matter of any notification not timely forwarded, but only to the extent the other Party has suffered a loss or other economic detriment because of such failure to provide notification in a timely fashion.

    (i) TRANSFER TAXES. Notwithstanding anything to the contrary in this Agreement, including this Section 4.8, all transfer, documentary, sales, use, stamp, registration, and other such Taxes incurred in connection with the transactions contemplated by this Agreement shall be paid by Buyer when due, with 50% of such payment to be deducted from the Estimated Consideration. Buyer and the Company shall cooperate in the filing of all necessary Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes.

    SECTION 4.9 CHANGE OF NAME; USE OF COMPANY'S NAME AND INITIALS As promptly as practicable after the Closing, Buyer shall take any and all actions necessary to (i) remove the Company's name from the name in which the TG Business is conducted, (ii) remove or cause to be removed all references to the Company at the sites where the TG Business is conducted, and, (iii) except to the extent expressly permitted by the next sentence, cease using that name, the initials "WJ" and any similar name or initials in its operations or otherwise. Effective as of the Closing, the Company hereby grants Buyer and its affiliates a royalty-free world wide perpetual license to use the Company's name and the initials "WJ" in the names of products and related services and manuals currently being commercialized in the TG Business. Buyer acknowledges that the sole ownership such name and initials remains with Company. Buyer agrees that it shall do nothing inconsistent with such ownership. Buyer shall comply with all reasonable requests of the Company or any successor in interest (by merger or otherwise) to the Company in connection with Buyer's use of such name and initials. Buyer's use of such name and initials shall reasonably conform with the standards practiced by the Company in the past.

    SECTION 4.10 FURTHER ACTION; REASONABLE COMMERCIAL EFFORTS. Upon the terms and subject to the conditions of this Agreement, each Party shall use its reasonable commercial efforts to take, or cause to be taken, all appropriate action, and to do or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including but not limited to
(i) cooperating in the preparation and filing of the Proxy Statement, and any amendments thereto, (ii) using its reasonable commercial efforts to make all required regulatory filings and applications and to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities and third parties to contracts with the Company and its subsidiaries as are necessary for the consummation of the transactions contemplated by this Agreement and to fulfill the conditions to the Sale Transaction; and (iii) cooperating to effect the novation of each Government Contract and Bid which (as set forth in Schedule 3.1(f)) is required to be novated in accordance with all applicable governmental rules, regulations and requests, PROVIDED, HOWEVER, that the Company shall not be released from any obligations to the Buyer expressly provided for in this Agreement solely by reason of such novation and FURTHER PROVIDED that, following the Closing, the Company's obligation with respect to the process of continuing to seek such novations shall be to assist Buyer, which shall be primarily responsible for pursuing such novations, to the extent that Buyer reasonable requests such assistance. To the extent practicable in the circumstances and subject to applicable laws, each Party shall provide the other with the opportunity to review any information relating to such Party, or any of its subsidiaries, which appears in any filing made with, or written materials submitted to, any Governmental Entity or any non-governmental person in connection with obtaining the Requisite Governmental Approvals and the Requisite Non-Governmental Approvals (as such latter term is defined in Section 5.1(h)). In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each Party shall use their reasonable commercial efforts to take all such necessary action.

    SECTION 4.11 NOTIFICATION OF CERTAIN MATTERS. The Company shall give prompt notice to Buyer, and Buyer shall give prompt notice to the Company, of
(i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, and (ii) any failure of the Company or Buyer, as the case may be, to comply with or satisfy in any material respect any covenant or agreement to be complied with, or condition to be satisfied, by it hereunder; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this Section 4.11 shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.

    SECTION 4.12 PUBLIC ANNOUNCEMENTS. Each Party shall consult with the other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or any listing agreement with its securities exchange or quotation system.

    SECTION 4.13  EMPLOYEE TRANSITION.

    (a) Prior to the Closing, the Company shall use its reasonable commercial efforts to assist Buyer in hiring the services of those TG Employees and consultants of the TG Business identified by Buyer; PROVIDED, HOWEVER, that the Company shall not be required to offer any TG Employees additional monetary or other inducements to achieve that end beyond those in place on the day of this Agreement, all of which shall be borne by the Company. Buyer has informed the Company that it intends to give appropriate consideration to the employment of the TG Employees by Buyer but nothing herein shall be construed as requiring Buyer to continue the employment of any specific TG Employee or to maintain any particular TG Plan.

    (b) Prior to the Closing, the Company shall deliver to Buyer a schedule setting forth, with respect to all TG Employees (to the extent permitted by applicable law), their respective employment

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
arrangements and entitlements, including their respective annual salaries or hourly rates, start dates, positions, benefits and severance or reduction-in-force entitlements under the TG Plans.

    (c) Subject to any contrary provision in Schedule 1.3, as to those persons who are TG Employees immediately before the Closing or were TG Employees at any previous time, all payments and other benefits due to them (and their beneficiaries and dependents) in respect of their employment by the Company before the Closing, as well as for any severance, termination or reduction-in-force payment payable directly as a result of the consummation of the Sale Transaction, shall be for the account of the Company and the Company shall indemnify Buyer and hold Buyer harmless against, from and in respect of the costs of such payments and benefits and shall retain sponsorship and liability with respect to all TG Plans.

    SECTION 4.14  COVENANT NOT TO COMPETE.

    (a) For a period of three (3) years from the Closing Date, neither the Company nor any of its affiliates that is a corporation or other juridical entity shall directly or indirectly: (i) directly, or indirectly through any employee or affiliate, manage or control any entity in, or conduct, a business that would, determined as of the Closing Date, be competitive with the TG Business in any territory worldwide (a "COMPETITIVE BUSINESS"), PROVIDED, HOWEVER, that the foregoing prohibition of this clause (i) shall not apply to any other person which, having acquired control of the Company, (1) continues (either directly or through any affiliate) in any Competitive Business in which it was (directly or through any subsidiary) engaged prior to such acquisition, or (2) develops any Competitive Business independently so long as, in any such case, such person does not use the assets or properties (including the Intellectual Property) of the TG Business or any TG Employee to participate in or assist (directly or indirectly) the conduct or development of Competitive Business, or (3) in the case of any present or future affiliate of the Company, such affiliate exercises the rights held by it on the date of this Agreement under any License Agreement included in Schedule 3.1(v); (ii) solicit any of the TG Employees for purposes of obtaining their services, or hire any TG Employee unless such TG Employee is not on the date of hire, and has not been for a period of three months prior to the date of hire, a TG Employee, PROVIDED, HOWEVER, that, the foregoing prohibition of this clause (ii) shall not prohibit the Company from placing advertisements in general circulation publications for employment opportunities, which shall not be deemed a direct or indirect solicitation of the TG Employees; or (iii) solicit any customer of the TG Business to become a customer of any Competitive Business. If the final judgment of a court of competent jurisdiction declares that any term or provision of this
Section 4.14 is invalid or unenforceable, the parties hereto agree that, without limiting the generality of Section 7.3, the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this
Section 4.14 shall be enforceable as so modified.

    (b) The Company acknowledges that Buyer would be irreparably harmed by any breach of Section 4.14(a) and that there would be no adequate remedy at law or in damages to compensate Buyer for such breach. The Company agrees that, in the event of any such breach, Buyer shall be entitled to injunctive relief requiring specific performance by the Company of the breached provisions of
Section 4.14(a) and the Company consents to the entry thereof.

    SECTION 4.15. U.S. WARN ACT. The Company agrees to provide any required notice under the Worker Adjustment and Retraining Notification Act ("WARN") and any other applicable law and to otherwise comply with any such statute with respect to any "plant closing" or "mass layoff" (as defined in WARN) or similar event affecting employees and occurring on or after the Closing or arising as a result of the transactions contemplated hereby.

                                   ARTICLE V
                             CONDITIONS TO CLOSING

    SECTION 5.1 CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE SALE TRANSACTION. The respective obligations of each Party to effect the Sale Transaction shall be subject to the satisfaction or (to the extent permitted by applicable law) waiver, at or prior to the Closing, of the following conditions:

    (a) This Agreement and the Sale Transaction shall have been approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon;

    (b) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition making the consummation of the Sale Transaction unlawful shall be in effect, nor shall any proceeding by any Governmental Entity seeking any of the foregoing be pending;

    (c) There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Sale Transaction, which makes the consummation of the Sale Transaction illegal;

    (d) Under the Federal rules and regulations relating to the National Industrial Security Program, and in the form of approvals and agreements prescribed by the U.S. Department of Defense (the "DOD"), clearance shall have been obtained from the DOD for Buyer to own and operate those portions of the TG Business that are governed by such Program, such clearance being either unconditional or subject only to such conditions as are customarily imposed under such Program and are not, in Buyer's reasonable judgment, materially burdensome to Buyer;

    (e) The waiting period applicable to the Sale Transaction under the HSR Act shall have expired or been terminated without any objection by the Antitrust Authorities to the consummation of the Sale Transaction;

    (f) The period of time for any applicable review process by CFIUS relating to the determination of any threat to national security in respect of the Sale Transaction under the Exon-Florio Act shall have expired, and CFIUS shall not have taken any action or made any recommendation to the President of the United States to block or prevent consummation of the Sale Transaction; and

    (g) All Requisite Governmental Approvals (including, without limitation, under the Exchange Act but excluding those referred to in Sections 5.2(e) and
(f)), other than those the absence of which could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect, shall have been obtained or made or shall have occurred, and all conditions, if any, to such Requisite Governmental Approvals shall have been satisfied and all such Requisite Governmental Approvals shall be in full force and effect (it being agreed and understood that the novation referred to in
Section 4.10(iii) may not be obtained from the U.S. Government until after the Closing).

    SECTION 5.2 CONDITIONS TO OBLIGATIONS OF BUYER. The obligation of Buyer to effect the Sale Transaction is subject to the satisfaction of all the following conditions except to the extent lawfully waived by Buyer:

    (a) The representations and warranties of Company set forth in this Agreement shall be true and correct in all respects as of the date of this Agreement and (except for those representations and warranties made only as of a specified date) as of the Closing Date as though made on and as of the Closing Date, and Buyer shall have received a certificate signed on behalf of Company by its Chief Executive Officer and by its Chief Financial Officer to such effect; PROVIDED, HOWEVER, that the representation and warranty contained in
Section 3.1(k) need be true and correct as of the Closing

Date only with respect to an updated Schedule 3.1(k) delivered at the Closing and, in connection with such updated Schedule 3.1(k), Section 3.1(k) shall be deemed (notwithstanding any contrary provision thereof) to be a representation and warranty that the statements made therein are true and correct except insofar as their failure to be true and correct as of the Closing Date could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect;

    (b) The Company shall have performed all obligations required to be performed by it under this Agreement at or prior to the Closing Date with such exceptions (except that no exceptions shall be permitted to the Company's obligations under Section 1.6) as, either individually or in the aggregate, have not constituted, and could not reasonably be expected to have, a TG Business Material Adverse Effect, and Buyer shall have received a certificate signed on behalf of Company by its Chief Executive Officer and by its Chief Financial Officer to such effect;

    (c) Prior to the Closing, all intercompany payables on the books of the Company relating to the TG Business shall have been paid or canceled;

    (d) The Escrow Agent and the Company shall have executed the Escrow
Agreement;

    (e) The Company shall, as required by Section 1.6(i), have (i) delivered to the Title Company the Title Affidavit, (ii) obtained and furnished to Buyer, for the benefit of Buyer, the Title Policy, and (iii) delivered to Buyer the Survey, re-dated and certified to Buyer;

    (f) A cross license agreement substantially in the form attached hereto as Exhibit B (the "CROSS LICENSE AGREEMENT") shall have been executed by the Company;

    (g) All of the deliveries required to be made by the Company under
Section 2.2 shall have been tendered to Buyer; and

    (h) All consents, approvals, authorizations or permits of, actions by, notifications to, or waiting periods imposed by, any contract, agreement or arrangement between either the Company or Buyer, on the one hand, and any other person (except a Governmental Entity), on the other hand, which are necessary for the consummation of the Sale Transaction (all such consents, approvals, authorizations, permits, actions and notifications, and the expiration of all such waiting periods, being referred to as the "REQUISITE NON-GOVERNMENTAL APPROVALS"), other than those the absence of which could not, individually or in the aggregate, reasonably be expected to have a TG Business Material Adverse Effect, shall have been obtained or made or shall have occurred, all conditions, if any, to such Requisite Non-Governmental Approvals shall have been satisfied and all of such Requisite Non-Governmental Approvals shall be in full force and effect.

    SECTION 5.3 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligation of Company to effect the Sale Transaction is subject to the satisfaction of all the following conditions except to the extent lawfully waived by the Company:

    (a) The representations and warranties of Buyer set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except for those representations and warranties made only as of a specified date) as of the Closing Date as though made on or as of the Closing Date, and the Company shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer of Buyer and by the Chief Financial Officer of Buyer to such effect;

    (b) Buyer shall have performed all obligations required to be performed by it under this Agreement at or prior to the Closing Date, with such exceptions as, either individually or in the aggregate, have not constituted, and could not reasonably be expected to have, a Buyer Material Adverse Effect, and the Company shall have received a certificate signed on behalf of Buyer by its Chief Executive Officer and by its Chief Financial Officer to such effect;

    (c) The Escrow Agent and Buyer shall have executed and delivered the Escrow Agreement;

    (d) The Cross License Agreement shall have been executed by Buyer; and

    (e) All other deliveries required to be made by Buyer under Section 2.3 shall have been tendered to the Company.

                                   ARTICLE VI
                       TERMINATION, AMENDMENT AND WAIVER

    SECTION 6.1 TERMINATION. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the Closing, either before or after approval thereof by the shareholders of the
Company:

    (a) by mutual written consent of Buyer and the Company;

    (b) by Buyer, upon any breach of any representation, warranty, covenant or agreement of the Company set forth in this Agreement where such breach:
(i) would prevent, either individually or in the aggregate with all such other breaches, the satisfaction of the condition set forth in Section 5.2(a) or
(b) and either (1) cannot be cured prior to the Terminal Date, or (2) has not been cured within thirty (30) days after the date on which written notice of such breach, specifying in reasonable detail the nature of such breach, was given by Buyer to the Company; or (ii) was a violation of Section 4.6;

    (c) by the Company, upon any breach of any representation, warranty or agreement of Buyer set forth in this Agreement that, either individually or in the aggregate, would prevent the satisfaction of the condition set forth in
Section 5.3(a) or (b), if either (i) such breach cannot be cured prior to the Terminal Date, or (ii) has not been cured within thirty (30) days after the date on which written notice of such breach is given by the Company to Buyer specifying in reasonable detail the nature of such breach;

    (d) by either Buyer or the Company, if any permanent injunction or action by any Governmental Entity preventing the consummation of the Sale Transaction shall have become final and nonappealable; PROVIDED HOWEVER, that such right of termination shall not be available to either Party if such Party shall have failed to make reasonable efforts to prevent or contest the imposition of such injunction or action and such failure materially contributed to such imposition;

    (e) by either Buyer or the Company, if (other than due to the willful failure of the Party seeking to terminate this Agreement to perform its obligations hereunder which are required to be performed at or prior to the Closing) the Closing shall not have occurred on or prior to January 14, 2000, unless extended in writing by Buyer and Company (such date, or any date to which it is so extended, being referred to as the "TERMINAL DATE");

    (f) by either Buyer or the Company, if (i) the vote of the shareholders of the Company on a motion to adopt and approve this Agreement and the Sale Transaction has been taken at the Shareholders Meeting or any postponement or adjournment thereof and (ii) the vote in favor of such adoption and approval was not sufficient, under the California Code and the Articles of Incorporation of the Company, to cause such motion to pass; or

    (g) by Buyer, if (i) the Board shall have withdrawn, modified or changed its approval or recommendation of this Agreement or the Sale Transaction in any manner which is adverse to Buyer, or shall have adopted a resolution to do the foregoing, or (ii) a tender offer or exchange offer for 25% or more of the outstanding shares of the Company Common Stock is commenced (other than by Buyer or any of its subsidiaries or affiliates), the terms of which offer do not expressly contemplate and permit the consummation of the Sale Transaction, and the Board recommends that the shareholders of the Company tender their shares in such offer or otherwise fails to recommend that such shareholders reject such offer within ten (10) business days of the commencement thereof.

    SECTION 6.2  FEES AND EXPENSES.

    (a) Subject to Section 6.2(c), the Company shall pay Buyer a termination fee of $2,000,000 (the "TERMINATION FEE") either: (i) within one business day following the termination of this Agreement by Buyer pursuant to
Section 6.1(g); or (ii) upon the execution of any definitive agreement between the Company and any third party providing for the sale of the TG Business (directly or through an acquisition of the Company as an entirety) where
(1) such definitive agreement is executed within 275 days from (and including) the date on which this Agreement was terminated by either Buyer or the Company under Section 6.1(f), (2) at the time at which the vote was taken at the Shareholders Meeting on the motion referred to in Section 6.1(f) there was pending, and had not been withdrawn, a publicly announced offer of the kind referred to in Section 4.6(c), and (3) the Board had not withdrawn, modified or changed its approval or recommendation of this Agreement and the Sale Transaction, so as to entitle Buyer to terminate this Agreement under
Section 6.1(g), by the time such vote was taken.

    (b) Except as set forth in Sections 6.2(a) and 6.2(c), all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such costs and expenses, whether or not the Sale Transaction is consummated.

    (c) The Company acknowledges that a violation of Section 4.6 may inflict on Buyer damages which are substantial but difficult to quantify. Accordingly, the Company agrees that if Buyer terminates this Agreement under
Section 6.1(b)(ii), Buyer shall be entitled to recover, as liquidated damages and in lieu of any and all other damages or other relief for the applicable violation of Section 4.6, the sum of $4,000,000 plus the fees, costs and expenses reasonably incurred by Buyer in connection with the negotiation, execution and performance of this Agreement; PROVIDED, HOWEVER, that under any circumstances in which the Termination Fee and the liquidated damages provided for in this Section 6.2(c) would otherwise both be payable as a result of such termination, the liquidated damages provided for in this Section 6.2(c) shall be Buyer's sole entitlement and remedy, and the Termination Fee shall not be payable.

    SECTION 6.3 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and there shall be no liability on the part of either Party except that the provisions of Section 4.5(b), Section 6.2 and all of Article VII shall survive such termination indefinitely (or to such earlier date as may be specified by the terms of such provision); PROVIDED, HOWEVER, that nothing herein shall relieve any Party from liability for any willful and material breach hereof; and PROVIDED FURTHER, that any action that the Board takes in compliance with Sections 4.2(c) or 4.6(c) shall not constitute a willful and material breach of this Agreement by the Company.

    SECTION 6.4 AMENDMENT. This Agreement may be amended by the Parties by action taken by the Board and the Board of Directors of Buyer at any time prior to the Closing; PROVIDED, HOWEVER, that, after approval of this Agreement by the shareholders of the Company, no amendment may be made which would reduce the amount or change the type of consideration to be received. This Agreement may not be amended except by an instrument in writing signed by the Parties.

    SECTION 6.5  WAIVER.  At any time prior to the Closing, either Party may
(a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and
(c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the Party or Parties to be bound thereby.

                                  ARTICLE VII
                               GENERAL PROVISIONS

    SECTION 7.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt or, in the case of notice by registered or certified mail, five (5) business days after deposit with the United States Postal Service) by delivery in person, by cable, facsimile, telecopy transmission, telegram or telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective Party at the following address (or at such other address for a Party as shall be specified by like notice):

  (i)  IF TO BUYER OR ITS PERMITTED ASSIGNEE(S), TO:
       Tracor, Inc.
       c/o Marconi North America, Inc.
       1601 Research Boulevard
       Rockville, MD 20850-3173
       Attention: Earle Munns, Esq.
       Vice President and Associate General Counsel
       Facsimile: 301-838-6942

       WITH A COPY TO:

       Cravath, Swaine & Moore
       Worldwide Plaza
       825 Eighth Avenue
       New York, New York 10019-7475
       Attention: Melvin Bedrick, Esq.
       Facsimile: 212-474-3700; and

 (ii)  IF TO THE COMPANY, TO:

       Watkins-Johnson Company
       3333 Hillview Avenue
       Palo Alto, CA 94304-1223
       Attention: Chief Financial Officer
       Facsimile: 650-813-2323

       WITH A COPY TO:

       Heller Ehrman White & McAuliffe
       525 University Avenue
       Palo Alto, CA 94301-1900
       Attention: Henry Lesser, Esq.
       Facsimile: 650-324-0638

    SECTION 7.2 CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:

    (a) "AFFILIATE" of a person means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned person;

    (b) "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in Palo Alto, California are required or permitted to be closed;

    (c) "CONTROL" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise;

    (d) "KNOWLEDGE" means the actual subjective knowledge, without independent inquiry or verification, of (i) in the case of the Company, any of the individuals identified on Schedule 7.2(d)(i); and (ii) in the case of Buyer, any of the individuals identified in Schedule 7.2(d)(ii);

    (e) "PERSON" means an individual, corporation, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act); and

    (f) "SUBSIDIARY" or "SUBSIDIARIES" of either Party or other person means any corporation, partnership, joint venture or other legal entity of which the Company or Buyer or such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

    SECTION 7.3 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to either Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

    SECTION 7.4 ENTIRE AGREEMENT; ASSIGNMENT. This Agreement, together with its Exhibits and Schedules, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the Parties, with respect to the subject matter hereof, except the Confidentiality Agreement, which shall continue in effect in accordance with its terms. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors and assigns. This Agreement shall not be assigned by operation of law or otherwise; PROVIDED, HOWEVER, that: (a) Buyer may assign all or any of its respective rights and obligations hereunder to any direct subsidiary or subsidiaries of Buyer headquartered in the continental United States or to its direct parent company, Marconi or any direct subsidiary or subsidiaries thereof other than Buyer headquartered in the continental United States provided such assignee undertakes to the Company in writing, at the time of such assignment, to be bound by all of Buyer's obligations under this Agreement and confirms to the Company in writing (i) with respect to itself, all of Buyer's representations and warranties made in this Agreement as if references therein to Buyer were references to such assignee, and (ii) that all Company Disclosure Schedules and all other schedules and documents delivered by the Company to Buyer under this Agreement or the Original Agreement prior to such assignment shall be deemed to have been delivered to such assignee, but no such assignment shall relieve the Buyer of its obligations hereunder; and
(b) if the Company is a party to a merger transaction in which the Company is not the surviving corporation, the Company's rights and obligations shall be assigned to, and assumed by, such surviving corporation.

    SECTION 7.5 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each Party. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement; PROVIDED HOWEVER, that each Indemnified Party is intended to be a third party beneficiary of, and have the individual right to seek compliance with, Section 4.7.

    SECTION 7.6 APPLICABLE LAW; ARBITRATION. This Agreement and the legal relations between the Parties shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to the conflict of law rules thereof. Except as otherwise provided in this Agreement, any claim or dispute arising out of or relating to this Agreement, or the interpretation, making, performance, breach or termination thereof, shall be finally settled by binding arbitration in San Francisco, California, under the rules of the American Arbitration Association ("AAA") then in effect by a single arbitrator mutually agreeable to the Company and Buyer. In the event that within thirty
(30) days after submission of any dispute to arbitration, the Company and Buyer do not mutually agree on a single arbitrator, the Company, on the one hand, and Buyer, on the other hand, shall each select one arbitrator and the AAA shall select a third arbitrator. The arbitrator(s) shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve a dispute. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrator(s) may award to the prevailing Party, if any, as determined by the arbitrator(s) all of its costs and fees, including AAA administrative fees, arbitrator fees, attorneys' fees, expert fees, witness fees, travel expenses and out of pocket expenses (including such expenses as copying, telephone, facsimile, postage and courier fees). The Parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction or other interim or conservatory relief as necessary without breach of this arbitration provision without any abridgment of the powers of the arbitrator(s). The Parties agree that, the provisions of applicable law notwithstanding, they will not request and the arbitrator(s) shall have no authority to award punitive or exemplary damages against any party.

    SECTION 7.7 HEADINGS; DEFINITIONAL CROSS-REFERENCE SHEET. The descriptive headings contained in this Agreement, and the Definitional Cross-Reference Sheet that precedes this Agreement, are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

    SECTION 7.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by each of the Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

    IN WITNESS WHEREOF, Buyer and Company have caused this Amended and Restated Purchase Agreement to be executed by their respective officers thereunto duly authorized, all as of September 27, 1999, with the intent that such execution be effective as of the date of the Original Agreement above.

                                TRACOR, INC.

                                By:  /s/ MARK H. RONALD
                                     --------------------------------------
                                Name: Mark H. Ronald
                                Title: President

                                WATKINS-JOHNSON COMPANY

                                By:  /s/ W. KEITH KENNEDY
                                     --------------------------------------
                                Name: W. Keith Kennedy
                                Title: President and CEO

                  ASSIGNMENT OF BUYER'S RIGHTS AND OBLIGATIONS

    Pursuant to and in accordance with Section 7.4 of the foregoing Amended and Restated Purchase Agreement (the "AGREEMENT," all capitalized and non-capitalized terms used in this Assignment of Buyer's Rights having the meanings given to them in the Agreement):

    1. Buyer hereby assigns all of its respective rights and obligations under the Agreement to MAESI and acknowledges that such assignment shall not relieve Buyer of its obligations under the Agreement.

    2. MAESI hereby agrees to be bound by all of Buyer's obligations under this Agreement and confirms to the Company: (i) with respect to MAESI, all of Buyer's representations and warranties included in the Agreement as if the references therein to Buyer were references to MAESI; and (ii) that all Company Disclosure Schedules and other schedules and documents delivered by the Company to Buyer under the Original Agreement prior to the foregoing assignment shall be deemed to have been delivered to MAESI.

    IN WITNESS WHEREOF, Buyer and MAESI have caused this Assignment of Buyer's Rights and Obligations to be executed by the respective officers thereto duly authorized, all as of September 27, 1999.

TRACOR, INC.                             MARCONI AEROSPACE
                                         ELECTRONIC SYSTEMS INC.

By:      /s/ MARK H. RONALD              By:      /s/ JOHN A. CURRIER
         ------------------------------           ------------------------------
Name:    Mark H. Ronald                  Name:    John A. Currier
Title:   President                       Title:   Vice President

    The undersigned hereby acknowledges the foregoing Assignment of Buyer's Rights and Obligations under Section 7.4 of the Amended and Restated Purchase Agreement referred to therein.

                                         WATKINS-JOHNSON COMPANY

                                         By:       /s/ W. KEITH KENNEDY
                                                   -------------------------
                                         Name:     W. Keith Kennedy
                                         Title:    President and CEO

                                                                       EXHIBIT A

                            FORM OF ESCROW AGREEMENT

    THIS ESCROW AGREEMENT (this "ESCROW AGREEMENT") is made and entered into as
of               ,       , by and among MARCONI AEROSPACE ELECTRONIC
SYSTEMS INC., a Pennsylvania corporation ("BUYER"), WATKINS-JOHNSON COMPANY, a
California corporation (the "Company"), and             , as escrow agent (the
"ESCROW AGENT").

                                    RECITALS

    A. Tracor, Inc., a Delaware corporation ("TRACOR"), and the Company are parties to that certain Amended and Restated Purchase Agreement dated as of August 18, 1999 (the "PURCHASE AGREEMENT") providing for the acquisition by Tracor of substantially all of the assets of the TG Business from the Company. All terms used herein (whether or not capitalized) to which definitions are assigned by the Purchase Agreement shall have the same meanings herein.

    B. Pursuant to and in accordance with Section 7.4 of the Purchase Agreement, Tracor has assigned all of its rights and obligations under the Purchase Agreement to Buyer by means of an Assignment of Buyer's Rights and
Obligations dated as of September   , 1999;

    C. One of the conditions to the Closing, as set forth in the Purchase Agreement, is the execution and delivery of this Escrow Agreement.

    D. Pursuant to Section 1.7 of the Purchase Agreement, Buyer shall deposit, or shall cause to be deposited, with the Escrow Agent the Escrow Amount of $1,000,000 in cash, to be held in the Escrow Fund hereunder. The Escrow Fund will be used to satisfy certain indemnification obligations of the Company to any Buyer Indemnified Party for Damages as set forth in Section 4.7 of the Purchase Agreement.

    E. This Escrow Agreement sets forth the basis on which the Escrow Agent will receive and hold, and make disbursements from, the Escrow Fund and the duties for which the Escrow Agent will be responsible.

    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

    1. APPOINTMENT. Buyer and the Company hereby appoint the Escrow Agent as escrow agent to serve in such capacity, in accordance with the terms and conditions set forth in this Escrow Agreement. The Escrow Agent hereby accepts such appointment.

    2. PURCHASE AGREEMENT. The Escrow Agent acknowledges receipt of a copy of the Purchase Agreement; PROVIDED, HOWEVER, that, except for reference thereto for definitions of certain words or terms not defined herein, the Escrow Agent is not charged with any duties or responsibilities with respect to the Purchase Agreement.

    3. ESCROW AMOUNT; ESCROW FUND. On the Closing Date, Buyer shall deposit, or shall cause to be deposited, the Escrow Amount directly with the Escrow Agent, the receipt of which shall be acknowledged to Buyer and the Company, and shall be accepted by the Escrow Agent as escrow agent, and held in the Escrow Fund, hereunder.

    4.  INVESTMENT.

        (a) The Escrow Fund shall be invested by the Escrow Agent, without distinction as to principal and income, upon receipt of written instructions in the form attached hereto as Exhibit A executed by one of the officers of Buyer named in Exhibit B hereto and by one of the officers of

                                     A-A-1
    the Company named in Exhibit C hereto, in one or more of the following investments: (i) interest bearing open ended or time deposits of any United States bank with assets in excess of U.S. $500,000,000 (including any affiliate of Escrow Agent that meets such capital requirements); or
    (ii) any other investment vehicle pursuant to the written instructions from Buyer and the Company including, without limitation, money market and other mutual funds offered or advised by Escrow Agent or any of Escrow Agent's affiliates. The Escrow Agent shall not be liable for any loss resulting from any investment made pursuant to written instructions of Buyer and the Company. Notwithstanding the foregoing, the Escrow Agent shall have the power to sell or liquidate the foregoing investments whenever the Escrow Agent shall be required to release all or any portion of the Escrow Fund pursuant to Section 5. In effecting any such sale or liquidation, the Escrow Agent may, without inquiry, rely upon written instructions from one of the officers of Buyer named in Exhibit B and one of the officers of the Company named in Exhibit C, or a successor of any such authorized officer, as to which investments to sell or liquidate.

        (b) The parties to this Escrow Agreement (the "PARTIES") acknowledge that payment of any interest earned on the this Escrow Amount will be subject to backup withholding penalties unless either a properly completed Internal Revenue Service Form W8 or W9 certification is submitted to the Escrow Agent at the time of execution of this Escrow Agreement.

    5.  CLAIMS UPON ESCROW FUND.

        (a) In the event that any Buyer Indemnified Party has a Claim against the Company for which such Buyer Indemnified Party desires to be indemnified as provided in the Purchase Agreement, the Indemnified Party shall notify the Company of such Claim in accordance with Section 4.7 of the Purchase Agreement, with a copy to the Escrow Agent, specifying the nature of such Claim and the amount or the estimated amount thereof to the extent then feasible (the "CLAIM NOTICE"). If the Company does not notify in writing the Buyer Indemnified Party within thirty (30) days after the date of delivery of the Claim Notice that the Company disputes such Claim, with a statement in reasonable detail (to enable the Indemnified Party to understand the nature of the dispute) of the basis of such position (a "NOTICE OF OBJECTION"), a copy of which is delivered to the Escrow Agent, the amount of such Claim shall be conclusively deemed indemnifiable from the Escrow Fund, and the Escrow Agent shall deliver to the Buyer Indemnified Party out of the Escrow Fund cash in an amount equal to the Damages as specified in the Claim Notice.

        (b) In case a Notice of Objection is delivered to the Indemnified Party in accordance with this Section 5, the Indemnified Party shall respond in a written statement to the Notice of Objection within thirty (30) days and, for sixty (60) days thereafter, the parties shall attempt in good faith to resolve such dispute. If the parties should so agree, a memorandum (a "CERTIFICATE OF RESOLUTION") setting forth such agreement shall be prepared and signed by both parties, and the Escrow Agent shall be entitled to rely on the Certificate of Resolution and distribute cash from the Escrow Fund in accordance with the terms thereof.

        (c) If the parties do not resolve the dispute within such sixty
    (60) day period, either party may demand arbitration of the matter unless the amount of the Damages is at issue in pending litigation with a third party or is based on an asserted claim by a third party, in which event arbitration shall not be commenced until such amount is ascertained or both parties agree to arbitration. Any arbitration under this Section 5 shall be conducted in accordance with Section 7.6 of the Purchase Agreement and the decision of the arbitrator(s) shall be written and shall be supported by written findings of fact and conclusions which shall set forth the award, judgment, decree or order (an "AWARD") determined by the arbitrators. The Escrow Agent shall be entitled to act in accordance with an Award and make or withhold payments out of the Escrow Fund in accordance herewith.

                                     A-A-2

    6.  ESCROW PROVISIONS.

        (a) The Escrow Agent may rely, without inquiry or investigation, and shall be protected in acting or refraining from acting, upon any written notice, request, waiver, consent, receipt or other paper or document from any officer of the Company named in Exhibit C or any officer of Buyer named in Exhibit B, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth of any information therein contained, that the Escrow Agent in good faith believes to be genuine. The Escrow Agent may disregard any and all notices or instructions received from any source, except only (i) such notices or instructions as are specifically provided for in this Escrow Agreement or any other notice signed by the Company and Buyer and (ii) orders or process of any court entered or issued with or without jurisdiction. If from time to time any property held pursuant to this Escrow Agreement becomes subject to any levy, attachment, order, judgment, decree, injunction or other judicial, administrative, or regulatory process ("ORDER"), the Escrow Agent may comply with any such Order without liability to any person, even though such Order may thereafter be annulled, reversed, modified or vacated.

        (b) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except for any liability arising from its own gross negligence, willful misconduct or bad faith. In no event shall the Escrow Agent be liable to any person, for punitive, special, indirect or consequential damages of any kind, even if it is advised of the possibility thereof.

        (c) The Escrow Agent shall be entitled to consult with outside counsel, of its choice with respect to the interpretation of the provisions hereof and any other legal matters relating hereto, and shall be fully protected in taking any action or omitting to take any action in good faith in accordance with the written advice of such outside counsel provided the other parties hereto have been given prior notice of the Escrow Agent's selection of outside counsel and a copy of such written advice.

        (d) Each of Buyer and the Company agrees to indemnify and hold the Escrow Agent harmless for one-half ( 1/2) of any and all claims, liabilities, costs, payments and expenses of the Escrow Agent in connection with its performance of its duties hereunder, including without limitation, reasonable fees and expenses of counsel for court actions, or for anything done or omitted by it in the performance of this Escrow Agreement, except as a result of the Escrow Agent's own gross negligence, willful misconduct or bad faith.

        (e) All evidence of investment of funds in the Escrow Fund (including, but not limited to, savings account passbooks, certificates, notes and other similar items) shall be kept in a place of safekeeping at an office of the Escrow Agent, or with a safe deposit company, including any such safe deposit company owned in whole or in part by the Escrow Agent or by any affiliate of the Escrow Agent. The Escrow Agent shall keep accurate accounts of all income and interest earned by the funds in the Escrow Fund. Within thirty (30) days after the close of each calendar month, the Escrow Agent shall provide the Company and Buyer statements on deposits and other investments of the Escrow Fund in accord with its usual practices.

        (f) One half ( 1/2) of the fees and related expenses of the Escrow Agent for its services hereunder (including fees and expenses of its outside counsel) shall be paid by Buyer and one half ( 1/2) of such fees and expenses shall be paid by the Company. The Escrow Agent's fees for its
    duties shall be $            per year plus reasonable out-of-pocket costs.
    Such amounts shall be in addition to other amounts payable by the parties pursuant to Section 6(d) and other provisions hereof.

                                     A-A-3

        (g) None of the provisions contained in this Escrow Agreement shall require the Escrow Agent to advance or risk its own funds in the performance of its duties herein described.

        (h) Without limiting the Escrow Agent's rights under any other provision hereof, whenever the Escrow Agent should receive or become aware of any conflicting demands or claims with respect to this Escrow Agreement or the rights of any of the parties hereto or any property held hereunder, the Escrow Agent may without liability refrain from any action until the conflict has been resolved, or alternatively, may tender into the registry or custody of any court which the Escrow Agent determines to have jurisdiction all money or property in its hands under this Escrow Agreement, together with such legal pleadings as it deems appropriate, less a reasonable allowance for its legal fees and expenses, and thereupon be discharged from all further duties and liabilities under this Escrow Agreement. Any inaction or filing of proceedings pursuant to this section shall not deprive the Escrow Agent of its compensation during such inaction or prior filing.

        (i) Except as and if specifically provided herein concerning investments of cash, the Escrow Agent shall have no liability to pay interest on any money held pursuant to this Escrow Agreement. The Escrow Agent may use its own bond department or any affiliate of Escrow Agent in purchasing or selling securities. The Escrow Agent shall not be liable for any depreciation or change in the value of such documents or securities or any property evidenced thereby or for any losses incurred in liquidating securities or other property to satisfy a distribution request. All distributions provided for hereunder shall be made by the Escrow Agent from the Escrow Fund to the extent thereof, subject to deductions allowed to be made by Escrow Agent as provided elsewhere herein.

        (j) The Escrow Agent shall not be responsible for any recitals of fact in this Escrow Agreement, or for the sufficiency, form, execution, validity or genuineness of any documents or securities deposited under this Escrow Agreement or for any signature, endorsement or lack of endorsement thereon, or for the accuracy of any description therein, or for the identity, authority or rights to the persons executing or delivering the same or this Escrow Agreement.

        (k) Although the Escrow Agent may demand specific authorizations (including corporate resolutions, incumbency certificates and the like) or identification from another Party or its representative prior to taking any action hereunder, no such demand shall constitute a waiver or deprive the Escrow Agent of the protections afforded by this Escrow Agreement.

        (l) The Escrow Agent shall not be responsible for any delays or failure to perform caused by circumstances reasonably beyond its control, including but not limited to: breaches by other parties of their obligations hereunder, delays by messengers or other independent contractors; mechanical or computer failures; malfunctioning or breakdowns in public utilities, securities exchanges; Federal Reserve Banks or securities depositories; interference by governmental units; strikes, lockouts or civil disobedience; fires or other casualties; acts of God or other similar occurrences.

    7. SUCCESSOR ESCROW AGENT. The Escrow Agent, or any successor, may resign at any time upon giving written notice to Buyer and the Company at least thirty
(30) days before such resignation shall take effect. In addition, Buyer and the Company may terminate the Escrow Agent's appointment as escrow agent upon giving written notice (jointly signed by Buyer and the Company) to the Escrow Agent at least thirty (30) days before such termination shall take effect. If the Escrow Agent shall resign, be terminated or be unable to serve, then it shall be succeeded by such bank or trust company jointly named by Buyer and the Company in such thirty (30) day period, or if no such appointment is made by that time then it shall be succeeded by a bank or trust company appointed by a court of competent jurisdiction upon petition by any of the Escrow Agent, Buyer or the Company (in which action the other parties shall be afforded a reasonable opportunity to participate) to appoint a successor escrow agent, or the Escrow Agent may tender the Escrow Fund into court as provided elsewhere in this Escrow Agreement. The Escrow Agent shall transfer the Escrow Fund to its successor

                                     A-A-4
and shall thereupon be discharged from any obligation to perform further services under this Escrow Agreement, and the successor shall thereupon succeed to all of the rights, powers and duties and shall assume all of the obligations of the Escrow Agent originally named in this Escrow Agreement. Notwithstanding any other provision hereof, the respective obligations of Buyer and the Company to the Escrow Agent under Section 6(d) and 6(f) shall survive any resignation or removal of Escrow Agent or any termination of this Escrow Agreement.

    8. PAYMENT OF TAXES. The Company shall be treated as the owner of the Escrow Fund for all Tax purposes while and to the extent that the Escrow Fund is held by the Escrow Agent. The Escrow Agent shall furnish such information to the other Parties as shall be requested in writing for tax preparation purposes by such Parties.

    9.  RELEASE DATES; TERMINATION.

        (a) Subject to paragraph (b) of this Section 9, the Escrow Agent shall release from escrow hereunder, and distribute to the Company, the Escrow Fund on the 90th day from (and including) the Closing Date (the "INITIAL RELEASE DATE").

        (b) Notwithstanding any provision of paragraph (a) of this Section 9, if, on the Initial Release Date, the amount (the "RETENTION AMOUNT") that is the sum of (i) the maximum aggregate amount (determined on the basis of the applicable Claims Notices) that would be necessary to satisfy all Pending Claims of Buyer existing on the Initial Release Date which have not been the subject of a Certificate of Resolution or an Award, (ii) the aggregate amount that is then payable to Buyer under any Certificate of Resolution but has not yet been paid, and (iii) the aggregate amount that is then payable to Buyer under any Award but has not yet been paid, is greater than zero, the Retention Amount shall be withheld from release and the amount that would otherwise be released shall be reduced (to zero if necessary), dollar for dollar, by the Retention Amount.

        (c) If, in accordance with paragraph (b) of this Section 9, less than all of the Escrow Fund is released and distributed to the Company on the Initial Release Date, the Retention Amount shall continue to be held in escrow in accordance with this Escrow Agreement until all Pending Claims of Buyer existing on the Initial Release Date have been definitively resolved and payment has been made of the aggregate of (i) all amounts payable to Buyer under all Certificates of Resolution issued after the Initial Release Date with respect to such Pending Claims and (ii) all amounts payable to Buyer under all Awards issued after the Initial Release Date with respect to such Pending Claims, whereupon the balance remaining in the Escrow Fund shall be released from the Escrow Fund as the final release thereof and shall be distributed to the Company (the "FINAL RELEASE").

        (d) Unless extended in writing by the Parties, the escrow provided for in this Escrow Agreement shall expire on the date (the "TERMINATION DATE") which is the later of (i) the Initial Release Date or (ii) the date of the Final Release.

    10.  GENERAL PROVISIONS.

        (a) Except as is otherwise required by applicable law, this Escrow Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of the Parties.

        (b) Buyer, on the one hand, and the Company, on the other, may, to the extent legally allowed, waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.

        (c) All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified

                                     A-A-5
    mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

                                     A-A-6

(i)   IF TO BUYER, TO:
      Marconi Aerospace Electronic Systems Inc.
      c/o Marconi North America, Inc.
      1601 Research Boulevard
      Rockville, MD 20850-3173
      Attention: Earle Munns, Esq.
      Vice President and Associate General Counsel
      Facsimile: 301-838-6942

      WITH A COPY TO:

      Cravath, Swaine & Moore
      Worldwide Plaza
      825 Eighth Avenue
      New York, New York 10019-7475
      Attention: Melvin Bedrick, Esq.
      Facsimile: 212-474-3700

(ii)  IF TO COMPANY, TO:

      Watkins-Johnson Company
      3333 Hillview Avenue
      Palo Alto, CA 94304-1223
      Attention: Chief Financial Officer
      Facsimile No.: 650-813-2323

      WITH A COPY TO:

      Heller Ehrman White & McAuliffe
      525 University Avenue
      Palo Alto, California 94301-1900
      Attention: Henry Lesser, Esq.
      Facsimile: 650-324-0638; and

(ii)  if to the Escrow Agent:

      [Name]
      ---------------------------------
      [Address]
      ---------------------------------

      ---------------------------------

      ---------------------------------
      [Facsimile No.:]
      ---------------------------------

        (d) The words "include," "includes" and "including" when used in this Escrow Agreement shall be deemed in each case to be followed by the words "without limitation." The headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Escrow Agreement.

        (e) This Escrow Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

        (f) This Escrow Agreement, the Purchase Agreement (but only for purposes of the definitions set forth therein and any other provisions thereof expressly referenced in this Escrow Agreement) and the exhibits hereto, constitute the entire agreement among the parties with

                                     A-A-7
    respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.

        (g) Neither this Escrow Agreement nor any beneficial interest therein may be sold, assigned or otherwise transferred, including by operation of law, by Buyer or the Company or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of Buyer or the Company, except as provided herein or as would not adversely affect the rights of the Company or Buyer, respectively, under this Escrow Agreement. Any such attempted transfer in violation of this Section 10(g) shall be null and void.

        (h) This Escrow Agreement and all action taken hereunder in accordance with its terms shall be binding upon and inure to the benefit of Buyer and its subsidiaries, and their respective successors and assigns, the Escrow Agent and its successors, and the Company and its respective successors, assigns, administrators and legal representatives.

        (i) In the event that any provision of this Escrow Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Escrow Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The Parties further agree to replace such void or unenforceable provision of this Escrow Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

        (j) Except as otherwise provided in this Escrow Agreement, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy by such Party.

        (k) This Escrow Agreement shall be governed by and construed in accordance with the laws of California regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        (l) No provisions of this Escrow Agreement are intended, nor shall be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, partner of any party hereto or any other Person unless specifically provided otherwise herein.

        (m) Time is of the essence in performing any of the actions hereunder.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

                                     A-A-8

    IN WITNESS WHEREOF, the parties have executed or caused this Escrow Agreement to be duly executed as of the day and year first above written.

                                                       MARCONI AEROSPACE
                                                       ELECTRONIC SYSTEMS INC.

                                                       By:
                                                              ----------------------------
                                                       Name:
                                                              ----------------------------
                                                       Title:
                                                              ----------------------------

                                                       WATKINS-JOHNSON COMPANY

                                                       By:
                                                              ----------------------------
                                                       Name:
                                                              ----------------------------
                                                       Title:
                                                              ----------------------------

                                                       ESCROW AGENT:
                                                       [Insert Name]

                                                       By:
                                                              ----------------------------
                                                       Name:
                                                              ----------------------------
                                                       Title:
                                                              ----------------------------

                                     A-A-9

                                   EXHIBIT A

                                                                          [Date]

[Name of Escrow Agent)

----------------------------

----------------------------

----------------------------

Attn:

Telecopy No.:

Telephone No.:

    Re:  ESCROW FUND INVESTMENT INSTRUCTIONS

To:  The Escrow Agent under the Escrow Agreement, dated             ,
           among (1) Watkins-Johnson Company, (2) Marconi Aerospace Electronic Systems Inc. and (3) you as Escrow Agent (the "Escrow Agreement")

    Pursuant to the terms of the Escrow Agreement, you are hereby instructed to invest the funds held in the Escrow Fund in the following investment(s):

    Interest income should be reinvested in such investment vehicle. Thank you for your assistance in this matter.

MARCONI AEROSPACE ELECTRONIC SYSTEMS INC.

By:
       --------------------------------------
Name:
       --------------------------------------
Title:
       --------------------------------------

WATKINS-JOHNSON COMPANY

By:
       --------------------------------------
Name:
       --------------------------------------
Title:
       --------------------------------------

                                     A-A-10

                                   EXHIBIT B

                   MARCONI AEROSPACE ELECTRONIC SYSTEMS INC.
                              AUTHORIZED OFFICERS

              NAME AND TITLE                                       SIGNATURE
              --------------                                       ---------
------------------------------------------         ------------------------------------------
Chief Executive Officer

------------------------------------------         ------------------------------------------
Chief Financial Officer

                                     A-A-11

                                   EXHIBIT C

                            WATKINS-JOHNSON COMPANY
                              AUTHORIZED OFFICERS

               NAME AND TITLE                                    SIGNATURE
               --------------                                    ---------
---------------------------------------------  --------------------------------------------
President and Chief Executive Officer

--------------------------------------------   --------------------------------------------
Executive Vice President and Chief Financial
Officer

--------------------------------------------   --------------------------------------------
Controller

                                     A-A-12

                                                                       EXHIBIT B

                        FORM OF CROSS LICENSE AGREEMENT

    THIS CROSS LICENSE AGREEMENT (this "CROSS LICENSE AGREEMENT") is made and
entered into as of             ,       by and between WATKINS-JOHNSON COMPANY, a
California corporation (the "Company"), and MARCONI AEROSPACE ELECTRONIC
SYSTEMS INC., a Pennsylvania corporation ("Buyer," which term includes any designee of MARCONI AEROSPACE ELECTRONIC SYSTEMS INC. hereunder).

                                    RECITALS

    WHEREAS, the Company has entered into an Amended and Restated Purchase Agreement dated as of August 18, 1999 (the "PURCHASE AGREEMENT") with Tracor, Inc. ("TRACOR") providing for the acquisition by Tracor of the TG Business from the Company;

    WHEREAS, pursuant to and in accordance with Section 7.4 of the Purchase Agreement, Tracor has assigned all of its rights and obligations under the Purchase Agreement to Buyer by means of an Assignment of Buyer's Rights and
Obligations dated as of September   , 1999;

    WHEREAS, the Company is concurrently herewith transferring and assigning to Buyer certain patents, patent applications and associated know-how used or useful in the TG Business;

    WHEREAS, the Company desires to be licensed under a subset of certain of said patents, patent applications and associated know-how being transferred to Buyer, and Buyer desires to be licensed under a subset of certain patents, patent applications and associated know-how being retained by the Company;

    WHEREAS, one of the conditions to the Closing as set forth in the Purchase Agreement is the execution and delivery of this Cross License Agreement; and

    WHEREAS, concurrently herewith the Closing is occurring;

    NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties to this Cross License Agreement (the "PARTIES") agree as follows:

I. DEFINITIONS

    For the purposes of this Agreement, the following terms shall have the meanings set forth below (all terms used herein (whether or not capitalized) to which definitions are assigned by the Purchase Agreement shall have the same meanings herein, unless otherwise indicated);

    "COMPANY ASSOCIATED KNOW-HOW" means proprietary and confidential designs, information, mask works, formulas, trade secrets, data, flow diagrams, process designs, software, computer programs, computer firmware, testing procedures, specifications, drawings, assembly procedures, services, and other such technology, which is directly associated with the inventions embodied in the
Schedule 1 Patents or Schedule 2 Patents, as the case may be, and further developments directly related to such inventions that are made during the period between the date of filing of the Schedule 1 and Schedule 2 Patents and the Closing Date.

    "COMPANY FIELD OF USE" means applications, designs, manufacture, services, processes and equipment in commercial (I.E. non-military) RF communications.

    "COMPANY PATENTS" means the Schedule 1 Patents and the Schedule 2 Patents collectively.

    "CONFIDENTIAL INFORMATION" means information disclosed by one Party to the other pursuant to this Cross License Agreement and which is submitted in written, graphic, pictorial, machine readable, or

                                     A-B-1
other tangible form and is designated as trade secret, proprietary, or confidential to indicate its confidential nature.

    "SCHEDULE 1 PATENTS" means (a) the patents and patent applications listed on
Schedule 1 which is attached and made a part hereof, owned or controlled by, or licensed to, the Company; (b) all continuations, divisionals, reexamination certificates, reissues or extensions, including supplemental protection certificates, and other patent rights of any of (a) above; and (c) all foreign counterparts of (a) or (b) above.

    "SCHEDULE 2 PATENTS" means (a) the patents and patent applications listed on
Schedule 2 which is attached and made a part hereof, owned or controlled by, or licensed to, the Company; (b) all continuations, divisionals, reexamination certificates, reissues or extensions, including supplemental protection certificates, and other patent rights of any of (a) above; and (c) all foreign counterparts of (a) or (b) above.

    "SCHEDULE 3 PATENTS" means (a) the patents and patent applications listed on
Schedule 3 which is attached and made a part hereof, owned or controlled by, or licensed to, Buyer; (b) all continuations, divisionals, reexamination certificates, reissues or extensions, including supplemental protection certificates, and other patent rights of any of (a) above; and (c) all foreign counterparts of (a) or (b) above.

    "TG ASSOCIATED KNOW-HOW" means proprietary and confidential designs, information, mask works, formulas, trade secrets, data, flow diagrams, process designs, software, computer programs, computer firmware, testing procedures, specifications, drawings, assembly procedures, services, and other such technology, which is directly associated with the inventions embodied in the
Schedule 3 Patents, and further developments directly related to such inventions that are made during the period between the date of filing of the Schedule 3 Patents and the Closing Date.

    "TG FIELD OF USE" means applications, designs, manufacture, services, processes and equipment in governmental intelligence, signal surveillance and military communications.

II. LICENSE GRANT

    2.1  GRANT BY THE COMPANY

    Subject to the terms and conditions of this Cross License Agreement, the Company hereby grants to Buyer:

    (a) an irrevocable, fully paid up, royalty-free, transferable subject to
Section 7.1, worldwide, perpetual, exclusive license (exclusive even as to Company), with the right to sublicense, under the Schedule 1 Patents and the Company Associated Know-How to make, have made, use, sell (either directly or indirectly), modify, import, export, to offer for sale, to lease, and dispose of, products and services covered by the Schedule 1 Patents, and to otherwise practice the inventions embodied in the Schedule 1 Patents, in the TG Field of Use; and

    (b) an irrevocable, fully paid up, royalty-free, transferable subject to
Section 7.1, worldwide, perpetual, non-exclusive license (subject to those licenses previously granted and listed on Schedule 4 attached and made part hereof), with the right to sublicense, under the Schedule 2 Patents and Company Associated Know-How to make, have made, use, sell (either directly or indirectly), modify, import, export, to offer for sale, to lease, and dispose of, products and services covered by the Schedule 2 Patents, and to otherwise practice the inventions embodied in the Schedule 2 Patents, in the TG Field of Use.

    2.2  GRANT BY BUYER

    Subject to the terms and conditions of this Cross License Agreement, Buyer hereby grants to the Company an irrevocable, fully paid up, royalty-free, transferable subject to Section 7.1, worldwide,

                                     A-B-2
perpetual, exclusive license (subject to those licenses previously granted and listed on Schedule 5 attached and made a part hereof, and exclusive even as to Buyer), with the right to sublicense, under the Schedule 3 Patents and TG Associated Know-How to make, have made, use, sell (either directly or indirectly), modify, import, export, to offer for sale, to lease, and dispose of, products and services covered by the Schedule 3 Patents, and to otherwise practice the inventions embodied in the Schedule 3 Patents, in the Company Field of Use.

III. PATENT PROSECUTION

    3.1  PROSECUTION BY THE COMPANY

    The Company shall have the right at its sole discretion, but not the obligation, to prepare, file, prosecute (including the filing of continuation and divisional applications) and maintain the Company Patents, and to conduct any interferences, reexaminations, reissues, oppositions, or request term extensions with respect to the Company Patents. In the event the Company decides not to prepare, file, prosecute or maintain any of the Company Patents, the Company shall promptly and timely so notify Buyer and Buyer shall be given the right and the opportunity to do so at its own expense. If Buyer chooses to assume such rights, then the Company shall assign its rights in the particular Company Patents to Buyer, and Buyer shall grant back a license to the Company in the particular Company Patents under the same terms and conditions as set forth in Section 2.2 above.

    3.2  PROSECUTION BY BUYER

    Buyer shall have the right at its sole discretion, but not the obligation, to prepare, file, prosecute (including the filing of continuation and divisional applications) and maintain the Schedule 3 Patents, and to conduct any interferences, reexaminations, reissues, oppositions, or request term extensions with respect to the Schedule 3 Patents. In the event Buyer decides not to prepare, file, prosecute or maintain any of the Schedule 3 Patents, Buyer shall promptly and timely so notify the Company and the Company shall be given the right and the opportunity to do so at its own expense. If the Company chooses to assume such rights, then Buyer shall assign its rights in the particular
Schedule 3 Patents to the Company, and the Company shall grant back a license to Buyer in the particular Schedule 3 Patents under the same terms and conditions as set forth in Section 2.1 above.

IV. INFRINGEMENT

    4.1  NOTICE OF INFRINGEMENT

    If either Party becomes aware of any action by a third party which may infringe any of the patents or know-how licensed hereunder, then such Party shall promptly give written notice thereof to the other Party.

    4.2  ENFORCEMENT AGAINST INFRINGERS

    Upon receipt of the notification in Section 4.1, the Party which has title to the patents or know-how at issue shall have the right, but not the obligation, to take action, at its own expense, to protect the rights of the Parties, including but not limited to the filing of lawsuits. In the event the Party who has title to the patents or know-how at issue decides not to commence an action or pursue claims with respect to any acts of infringement, then the other Party shall have the right, but not the obligation, at its own expense, to pursue the action in its name, and the Party which has title shall take all steps necessary to provide standing to the other Party. The non-acting Party shall reasonably cooperate with the Party bringing the action, and shall bear its own expenses in connection with assisting the Party bringing the action. All damages, awards and settlement proceeds in such actions shall be retained by the Party bringing the action. Notwithstanding anything to the contrary, in no event shall the Party bringing the action be permitted, as part of the settlement of any such action, to admit the invalidity of any patent or know-how to which the other Party has title or under which the other

                                     A-B-3

Party has a license without the other Party's written consent, which consent shall not be unreasonably withheld or delayed.

    4.3  INFRINGEMENT CLAIMS

    If the production, sale or use of any products or services pursuant to this Cross License Agreement results in any claim or action by a third party alleging patent infringement against either Party, then the Party who is the subject of the claim or action shall have the exclusive right to defend and control the defense of any such claim or action, at its own expense; PROVIDED, HOWEVER, that the other Party shall have the right to participate in such defense at its own expense if the disposition of the claim or action may affect the rights or interest of such other Party granted under this Cross License Agreement. If both Parties are the subject of the claim or action, then both Parties shall share control of the defense and shall equally bear the expense of the claim or action. Notwithstanding anything to the contrary herein, in no event shall the Party having sole or shared control of the defense be permitted, as part of the settlement of any such claim or action, to admit the invalidity of any patent or know-how to which the other Party has title or under which the other Party has a license, without that other Party's written consent, which consent shall not be unreasonably withheld or delayed.

V. CONFIDENTIALITY

    5.1 The Parties acknowledge that certain of the Company Associated Know-How and TG Associated Know-How licensed hereunder may be Confidential Information. Each Party shall treat as confidential all such Confidential Information and all other Confidential Information of the other Party and shall not use any such Confidential Information except as permitted under this Cross License Agreement. Neither Party shall disclose the Confidential Information of the other Party to any third party except as may be allowed in connection with the rights of the other Party, and in such case the third party shall be bound by similar confidentiality terms. Each Party shall use at least the same procedures and degree of care for the other Party's Confidential Information which it uses to prevent the disclosure of its own confidential information of like importance, but in no event less than due care.

    5.2 Notwithstanding Section 5.1 above, neither Party shall have liability to the other Party with regard to any Confidential Information of the other Party which:

    (a) was generally known in the public domain at the time it was disclosed, or becomes generally known in the public domain through no fault of the receiving Party;

    (b) becomes known to the receiving Party from a source other than the disclosing Party without breach of this Cross License Agreement by the receiving Party, and otherwise not in violation of the disclosing Party's rights;

    (c) is independently developed by the receiving Party without access to the Confidential Information of the disclosing Party;

    (d) is disclosed with the prior written approval of the disclosing Party;

    (e) is disclosed by the disclosing Party to any third party without imposing similar restrictions of confidentiality; or

    (f) is disclosed pursuant to the requirement or request of a court on Governmental Entity, or by operation of law; PROVIDED, HOWEVER, that, if possible, the disclosing Party is first given an opportunity to object to such disclosure.

    This Article V shall survive termination of this Cross License Agreement.

VI. TERM

    This Cross License Agreement and the licenses granted hereunder shall continue in perpetuity.

                                     A-B-4

VII. GENERAL PROVISIONS

    7.1  ASSIGNMENT

    This Cross License Agreement and the licenses granted hereunder may not be assigned, in whole or in part, by either Party without the consent of the other Party, except by a Party to (a) an entity controlling, under common control with, or controlled by such Party, or (b) an entity that acquires all or substantially all of the assets of such Party and who agrees to be bound by the terms of this Cross License Agreement. The terms and conditions of this Cross License Agreement shall be binding on and inure to the benefit of the successor and assigns of the Parties. Assignment by the Company or Buyer of any of the Company Patents or Schedule 3 Patents, as the case may be, shall not affect the license rights granted in the same under this Cross License Agreement, and any such assignment shall be subject to the continuing license rights granted hereunder.

    7.2  GOVERNING LAW

    This Cross License Agreement and any action, whether contractual or non-contractual, instituted by any of the Parties with respect to the matters arising under, or in connection with, this Cross License Agreement shall be governed by and construed in accordance with (a) the laws of the State of California without regard to conflict of law doctrines, except to the extent that certain matters are preempted by Federal law, and (b) the patent laws of the United States, U.S. Code Title 35.

    7.3  ARBITRATION

    Any claim or dispute arising out of or relating to this Cross License Agreement, or the interpretation, making, performance, breach or termination thereof, shall be finally settled by binding arbitration in San Francisco, California under the rules of the American Arbitration Association ("AAA") then in effect by a single arbitrator mutually agreeable to the Company and Buyer. In the event that within thirty (30) days after submission of any dispute to arbitration, the Company and Buyer do not mutually agree on a single arbitrator, the Company, on the one hand, and Buyer, on the other hand, shall each select one arbitrator and the AAA shall select a third arbitrator. The arbitrator(s) shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve a dispute. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrator(s) may award to the prevailing party, if any, as determined by the arbitrator(s) all of its costs and fees, including AAA administrative fees, arbitrator fees, attorney's fees, expert fees, witness fees, travel expenses and out of pocket expenses (including such expenses as copying, telephone, facsimile, postage and courier fees). The Parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injection or other interim or conservatory relief as necessary without breach of this arbitration provision without any abridgment of the powers of the arbitrator(s). The Parties agree that, the provisions of applicable law notwithstanding, they will not request and the arbitrator(s) shall have no authority to award punitive or exemplary damages against any party.

    7.4  AMENDMENTS

    No amendment or supplement to this Cross License Agreement shall be effective for any purpose unless in writing expressly referencing this Agreement and signed by an authorized officer of each party hereto.

    7.5  NO WAIVER

    No waiver, forbearance, or failure by either Party to enforce any provision of this Cross License Agreement shall constitute a waiver or estoppel of such Party's right to enforce such provision thereafter, or to enforce any other provision of this Cross License Agreement.

                                     A-B-5

    7.6  ENTIRE AGREEMENT

    This Cross License Agreement, including its Schedules 1 through 5 and together with the associated Purchase Agreement, constitutes the entire agreement and understanding between the Parties in respect to the subject matter hereof, and supersedes and cancels all previous negotiations, representations, undertakings, understandings and agreements, both written and oral, made between the Parties in respect to this subject matter.

    7.7  SEVERABILITY

    If any term or other provision of this Cross License Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Cross License Agreement shall nevertheless remain in full force and shall be interpreted so as to reasonably effect the intent of the parties hereto.

    7.8  NOTICES

    All notices and other communications hereunder shall be in writing and shall be deemed as given if delivered personally or by commercial delivery service, or mailed by registered or certified mail with return receipt requested, or sent via facsimile with acknowledgment of complete transmission to the parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

 (i)  IF TO BUYER, TO:

      Marconi Aerospace Electronic Systems Inc.
      c/o Marconi North America, Inc.
      1601 Research Boulevard
      Rockville, MD 20850-3173
      Attention: Earle Munns, Esq.
      Vice President and Associate General Counsel
      Facsimile: 301-838-6942

      WITH A COPY TO:

      Cravath, Swaine & Moore
      Worldwide Plaza
      825 Eighth Avenue
      New York, New York 10019-7475
      Attention: Melvin Bedrick, Esq.
      Facsimile: 212-474-3700; and

(ii)  IF TO THE COMPANY, TO:

      Watkins-Johnson Company
      3333 Hillview Avenue
      Palo Alto, CA 94304-1223
      Attention: Chief Financial Officer
      Facsimile: 650-813-2323

      WITH A COPY TO:

      Heller, Ehrman, White & McAuliffe
      525 University Avenue
      Palo Alto, California 94301-1900
      Attention: Henry Lesser, Esq.
      Facsimile: 650-324-0638

                                     A-B-6

      and to:

      Flehr Hohbach Test Albritton & Herbert, LLP
      850 Hansen Way, Suite 200
      Palo Alto, California 94304
      Attention: Maria Swiatek, Esq.
      Facsimile: 650-494-8771

    7.9  HEADINGS

    The descriptive headings contained in this Cross License Agreement are included for convenience of reference only and shall not affect in any way the construction, meaning or interpretation of this Cross License Agreement.

    7.10  COUNTERPARTS

    This Cross License Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

    IN WITNESS WHEREOF, the parties have caused this Cross License Agreement to be executed by their duly authorized representatives as of the date first written above.

                                                       WATKINS-JOHNSON COMPANY

                                                       By:
                                                              ----------------------------
                                                       Name:
                                                              ----------------------------
                                                       Title:
                                                              ----------------------------

                                                       MARCONI AEROSPACE
                                                       ELECTRONIC SYSTEMS INC.

                                                       By:
                                                              ----------------------------
                                                       Name:
                                                              ----------------------------
                                                       Title:
                                                              ----------------------------

                                     A-B-7

                                                                      APPENDIX B

                                     [LOGO
                            CIBC WORLD MARKETS CORP.
                           ONE WORLD FINANCIAL CENTER
                               200 LIBERTY STREET
                               NEW YORK, NY 10281
                               TEL: 212-667-7000
                               FAX: 800-999-6726]

                                August 17, 1999

The Board of Directors
Watkins-Johnson Company
Stanford Research Park
3333 Hillview Avenue
Palo Alto, California 94304

Members of the Board:

    You have asked CIBC World Markets Corp. ("CIBC World Markets") to render a written opinion ("Opinion") to the Board of Directors as to the fairness, from a financial point of view, to Watkins-Johnson Company ("Watkins-Johnson") of the Consideration (defined below) to be received pursuant to a Purchase Agreement (the "Agreement") to be entered into between Watkins-Johnson and Tracor, Inc. ("Tracor"), a subsidiary of Marconi North America, Inc. ("Marconi"). The Agreement provides for, among other things, the sale by Watkins-Johnson to Marconi of certain specified assets of, and the assumption by Marconi of certain specified liabilities relating to, the telecommunications equipment business of Watkins-Johnson, which designs, manufactures and services processes and related equipment with applications in government intelligence, signal surveillance and military communications (the "TG Business"), for a total purchase price of $57.9 million in cash (the "Consideration"), subject to a balance sheet adjustment as more fully described in the Agreement (the "Sale Transaction").

In arriving at our Opinion, we:

    (a) reviewed a draft as of August 16, 1999 of the Agreement;

    (b) reviewed audited financial statements for Watkins-Johnson for the fiscal year ended December 31, 1998;

    (c) reviewed unaudited financial statements for the TG Business for the fiscal year ended December 31, 1998 and the six-month period ended June 25, 1999;

    (d) reviewed financial projections for the TG Business prepared by the management of Watkins-Johnson and the TG Business;

    (e) held discussions with the senior management of Watkins-Johnson and the TG Business and representatives of Marconi with respect to the business and prospects for future growth of the TG Business;

    (f) reviewed and analyzed certain publicly available financial data for certain companies with operations we deemed comparable to the TG Business;

    (g) performed a discounted cash flow analysis of the TG Business using certain assumptions of future performance provided to us by the management of Watkins-Johnson and the TG Business;

    (h) reviewed and analyzed certain publicly available information for transactions that we deemed comparable to the Sale Transaction;

    (i) reviewed public information concerning the TG Business;

The Board of Directors
Watkins-Johnson Company
August 17, 1999
Page 2

    (j) at the direction of Watkins-Johnson, approached and held discussions with third parties to solicit indications of interest in the acquisition of all or a part of Watkins-Johnson, including the TG Business; and

    (l) performed such other analyses and reviewed such other information as we deemed appropriate.

    In rendering our Opinion, we relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with us by Watkins-Johnson and its employees, representatives and affiliates. With respect to forecasts of future financial condition and operating results of the TG Business provided to or discussed with us, we assumed, at the direction of the management of Watkins-Johnson and the TG Business, without independent verification or investigation, that such forecasts were reasonably prepared on bases reflecting the best available information, estimates and judgments of the management of Watkins-Johnson and the TG Business. We also have assumed, with your consent, that in the course of obtaining the necessary regulatory and third party consents for the proposed Sale Transaction and the transactions contemplated thereby, no delay or restriction will be imposed that will have a material adverse effect on the contemplated benefits of the proposed Sale Transaction or the transactions contemplated thereby. Representatives of Watkins-Johnson have advised us, and we therefore have further assumed, that the final terms of the Sale Transaction will not vary materially from those set forth in the draft of the Agreement reviewed by us. We have neither made nor obtained any independent evaluations or appraisals of the assets or liabilities of the TG Business or such other affiliated entities. We are not expressing any opinion as to the underlying valuation, future performance or long-term viability of the TG Business, or the price at which shares of Watkins-Johnson common stock will trade subsequent to announcement of the proposed Sale Transaction. Our Opinion is necessarily based on the information available to us and general economic, financial and stock market conditions and circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that, although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm the Opinion.

    As part of our investment banking business, we are regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

    We have acted as financial advisor to Watkins-Johnson in connection with the Sale Transaction and to the Board of Directors of Watkins-Johnson in rendering this Opinion and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Sale Transaction and a portion of which is payable upon the delivery of this opinion. Affiliates of CIBC World Markets have in the past provided and are currently providing financial services to Watkins-Johnson in connection with the sale process of Watkins-Johnson, for which services such affiliates have received and will receive compensation. In the ordinary course of business, CIBC World Markets and its affiliates may actively trade securities of Watkins-Johnson, Marconi and their respective affiliates for their own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    Based upon and subject to the foregoing, and such other factors as we deemed relevant, it is our opinion that, as of the date hereof, the Consideration to be received by Watkins-Johnson in the Sale Transaction is fair to Watkins-Johnson from a financial point of view. This Opinion is for the use of the

The Board of Directors
Watkins-Johnson Company
August 17, 1999
Page 3

Board of Directors of Watkins-Johnson in its evaluation of the Sale Transaction, and does not constitute a recommendation to any shareholder as to how such shareholder should vote on any matters relating to the Sale Transaction. Neither this Opinion nor the services provided by CIBC World Markets in connection herewith may be publicly disclosed or referred to in any manner by Watkins-Johnson without the prior written approval of CIBC World Markets.

                                          Very truly yours,

                                          /s/ CIBC WORLD MARKETS CORP.
                                          CIBC WORLD MARKETS CORP.

                            WATKINS-JOHNSON COMPANY
                    PROXY FOR SPECIAL MEETING OF SHAREOWNERS

          This Proxy is solicited on behalf of the Board of Directors

    In connection with the special meeting of shareowners of Watkins-Johnson Company to be held at WJ's main office, 3333 Hillview Avenue, Stanford Research Park, Palo Alto, California 94304 at 8:00 a.m., Pacific time, on January 14, 2000, and all adjournments and postponements of the meeting, the undersigned shareowner appoints each of Gary M. Cusumano and John J. Hartmann as the undersigned shareowner's attorney and proxy, each with full power of substitution, to vote all shares of Watkins-Johnson Company common stock held by the undersigned shareowner as of the close of business on December 3, 1999
(i) as instructed on the other side of this card on the Telecommunications Group Sale Proposal referred to therein, and (ii) in their discretion on any other matters that may properly come before the special meeting and at all adjournments or postponements of the meeting. This proxy revokes all prior proxies given by the undersigned in connection with the special meeting.

    This proxy, when properly executed, will be voted in the manner directed herein. Where no vote is specified, this proxy will be voted "FOR" the Telecommunications Group Sale Proposal.

                (Continued, and to be signed, on the other side)

                              FOLD AND DETACH HERE

                                                             /X/     Please mark your
                                                                     votes like this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE TELECOMMUNICATIONS GROUP SALE PROPOSAL REFERRED TO BELOW

                                                                    For         Against       Abstain
THE TELECOMMUNICATIONS GROUP SALE                                     / /          / /             / /
PROPOSAL -- To approve and adopt the Telecommunications
Group Sale Agreement and the Telecommunications Group Sale,
as more completely described in the Proxy Statement.

In their discretion, the proxy holders are hereby authorized to vote on such other business as may properly come before the special meeting or any adjournments or postponements, including, if submitted, a motion to adjourn the special meeting to another time or place for the purpose of soliciting additional proxies in favor of the Telecommunications Group Sale Proposal. (If you vote any of your shares "Against" the Telecommunications Group Sale Proposal, those shares will not be voted in favor of any adjournment motion submitted for that purpose.)

    PLEASE MARK ABOVE, THEN DATE, THIS PROXY AND SIGN EXACTLY AS YOUR NAME(S) APPEARS HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR OTHER REPRESENTATIVE, GIVE YOUR FULL TITLE AS SUCH. IF YOUR SHARES ARE HELD OF RECORD BY A CORPORATION, SIGN IN ITS FULL CORPORATE NAME BY AN AUTHORIZED OFFICER, STATING HIS/HER TITLE. IF YOUR SHARES ARE HELD OF RECORD BY A PARTNERSHIP, LIMITED LIABILITY COMPANY OR OTHER LEGAL ENTITY, SIGN IN THE FULL NAME OF THE ENTITY BY AN AUTHORIZED PERSON, STATING HIS/HER AUTHORITY.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTPAID ENVELOPE PROVIDED.

Signature(s)
---------------------------        Dated
-------------------, 2000

                              FOLD AND DETACH HERE

                            WATKINS-JOHNSON COMPANY
              TRUSTEE DIRECTION FOR SPECIAL MEETING OF SHAREOWNERS
                              DIRECTION TO TRUSTEE
                   WATKINS-JOHNSON EMPLOYEES' INVESTMENT PLAN

    I hereby direct you as Trustee of the Watkins-Johnson Employees' Investment Plan to vote the shares of Watkins-Johnson Company common stock credited to my account under the aforementioned plan at the special meeting of shareowners of Watkins-Johnson Company, to be held at WJ's main office, 3333 Hillview Avenue, Stanford Research Park, Palo Alto, California 94304 at 8:00, a.m., Pacific time, on January 14, 2000, and at all adjournments or postponements of the meeting. I hereby acknowledge receipt of the Watkins-Johnson Company proxy statement for the special meeting. This direction revokes all prior directions given by the undersigned under the aforementioned plans in connection with the special meeting.

    I have filled in the appropriate boxes on the other side of this card, and I authorize you to vote as indicated. Pursuant to the aforementioned plan, in the absence of any instructions from me as to any item, shares credited to my account shall be voted by you, as Trustee, in the same proportion as shares are voted on that item in accordance with voting instructions you have received, as Trustee under the aforementioned plan, in connection with the special meeting.

                (Continued, and to be signed, on the other side)

                              FOLD AND DETACH HERE

                                                             /X/     Please mark your
                                                                     votes like this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE TELECOMMUNICATIONS GROUP SALE PROPOSAL REFERRED TO BELOW

                                                                    For         Against       Abstain
THE TELECOMMUNICATIONS GROUP SALE                                     / /          / /             / /
PROPOSAL -- To approve and adopt the Telecommunications
Group Sale Agreement and the Telecommunications Group Sale,
as more completely described in the Proxy Statement.

In its discretion, the Trustee is authorized to vote for such other business as may properly come before the special meeting or any adjournments or postponements, including, if submitted, a motion to adjourn the special meeting to another time or place for the purpose of soliciting additional proxies in favor of the Telecommunications Group Sale Proposal. (If you direct the Trustee to vote any of the shares credited to your account "Against" the Telecommunications Group Sale Proposal, those shares will not be voted in favor of any adjournment motion submitted for that purpose.)

PLEASE VOTE, SIGN, DATE AND RETURN THIS TRUSTEE DIRECTION AS PROMPTLY AS POSSIBLE IN THE POSTPAID ENVELOPE PROVIDED.


Signature(s):                                  Dated: , 2000
NOTE: Please mark above, then date, this Trustee Direction exactly as your name(s) appear(s)
  hereon.

                              FOLD AND DETACH HERE